UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786
Pioneer Variable Contracts Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2020

Date of reporting period:  January 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Variable Contracts Trust
Pioneer Bond

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2020
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/20
Portfolio Diversification
(As a percentage of total investments)*
† Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Bills, 1/26/21	5.16%
2.	U.S. Treasury Note, 0.125%, 10/31/22	3.83
3.	Fannie Mae, 3.0%, 1/1/51 (TBA)	1.96
4.	Fannie Mae, 2.0%, 1/1/51	1.95
5.	Fannie Mae, 4.5%, 1/1/51 (TBA)	1.88

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$11.78	$11.17
Class II	$11.80	$11.19

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.3430	$ —	$ —
Class II	$0.3155	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

Average Annual Total Returns
(As of December 31, 2020)

			Bloomberg Barclays
			US Aggregate
	Class I	Class II	Bond Index
10 Years	4.63%	4.38%	3.84%
5 Years	4.98%	4.71%	4.44%
1 Year	8.70%	8.42%	7.51%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,058.94	$1,056.62
Expenses Paid During Period*	$3.05	$4.34

*  Expenses are equal to the Portfolio’s annualized net expense ratio of 0.59% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,022.17	$1,020.91
Expenses Paid During Period*	$3.00	$4.27

*  Expenses are equal to the Portfolio’s annualized net expense ratio of 0.59% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
3

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2020. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US.
Q:   How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer Bond VCT Portfolio’s Class I shares returned 8.70% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned 8.42%, while the Portfolio’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), returned 7.51%.
Q:   How would you describe the investment environment in the fixed-income markets during the 12-month period?
A:   After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as US Treasuries, which had the effect of driving Treasury yields to all-time lows. Significant selling in US dollar (USD) fixed-income markets eventually stressed market functionality and led to price dislocations in all segments, even Treasury bonds. As the “liquidity grab” by investors gathered pace in mid-March, historical asset-class return relationships broke down and performance became almost entirely correlated. (Correlation is defined as the degree to which assets or asset-class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions; through 0, absolutely independent; to 1, always moving together.)
The liquidity stress was greatest in the securitized credit sectors of non-agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial MBS (CMBS), which have traditionally had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, and by certain mutual funds, as concerns escalated over the impact of the pandemic on the US employment situation and on the ability of homeowners and businesses to service their mortgages.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The US Federal Reserve (Fed) slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008/2009 financial crisis-era lending facilities,
4

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

and launched a wide-ranging bond-purchase program. On the fiscal side, the US Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.
The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets in the second quarter. Investor optimism rose on the prospects that steps taken towards re-opening the economy could support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a revival of sentiment towards the riskier assets that the market had been so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the bond market to recover much of their earlier losses over April and May. June saw the return of some market volatility as well as a widening in credit spreads as COVID-19 cases surged in a few states that had re-opened earlier than others, reigniting shutdown concerns. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
After simmering throughout the summer, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The focus on heightened risks revolved around three key areas: stalled negotiations among law makers over another US fiscal stimulus package, a continued rise in COVID-19 cases, and the November US elections. A partisan dispute over when to appoint the late Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions on the fiscal stimulus bill, and lowered the odds of broader government support for the economy coming to fruition prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a second wave of virus cases, and yet another round of economic lockdowns in response. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results as November 3rd drew closer.
In December, towards the end of the 12-month period, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines were authorized for emergency use by the Food and Drug Administration, and Congress finally agreed upon a $900 billion COVID-19 relief package. The vaccines could help alleviate uncertainty regarding public health in general, and may bring forward the timing of a return to economic normalcy. Meanwhile, the additional fiscal stimulus could offer needed support for many individuals and businesses. Over the final weeks of the 12-month period, investors elected to focus attention on those positive developments and looked beyond another surge in COVID-19 cases as well as data suggesting a slowing in the rate of the economic recovery. As a result, riskier assets rallied once again, and Treasury yields drifted higher into the end of the calendar year.
5

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

For the 12-month period ended December 31, 2020, the investment-grade corporate bond market returned almost 10%, while high-yield corporate bonds returned more than 7%. Long-term Treasuries provided strong positive returns as well, given the steep decline in yields seen over the first quarter of 2020. Securitized assets ended the period in positive territory, too, but lagged the performance of both investment-grade corporates and Treasuries.
Q:   What factors influenced the Portfolio’s performance relative to the benchmark Bloomberg Barclays Index during the 12-month period?
A:   The Portfolio’s outperformance relative to the benchmark for the 12-month period derived from both security selection and asset allocation results. Meanwhile, the Portfolio’s duration-positioning was the main detractor from relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Positive contributions to benchmark-relative returns were led by the Portfolio’s positioning with respect to corporate bonds, most notably security selection within the industrials sector. In the aftermath of the first quarter’s liquidity crisis, we took the opportunity to add to the Portfolio’s exposure to high-quality industrial names at discounted prices, and that decision aided the Portfolio’s performance when investors’ sentiment towards riskier assets improved during the second quarter, with the aid of strong policy support from the Fed and the US government. In addition, security selection results in financials as well as an overweight to the sector contributed notably to positive benchmark-relative performance. In the securitized sectors, positive contributions to the Portfolio’s relative performance were led by positioning in agency MBS, where we were able to identify security selection opportunities created by the Fed’s broad-based purchases within the asset class in its effort to drive down borrowing costs.
Duration positioning was the most significant detractor from the Portfolio’s benchmark-relative performance for the 12-month period. We had entered 2020 with the Portfolio positioned for economic recovery, with a below-benchmark overall duration and corresponding sensitivity to interest-rate changes. The Portfolio’s duration stance constrained relative performance as the emergence of COVID-19 derailed the economic outlook.
An overweight to CMBS weighed on the Portfolio’s relative returns during the 12-month period. In particular, market sentiment towards multi-property “conduit” deals, which include exposure to segments of the economy impacted by the pandemic (such as hotels and strip malls), declined. The Portfolio’s allocation to conduit deals is primarily to senior tranches within the sector and, ultimately, we do not believe the holdings will impair performance, despite the transient volatility of the assets. Selection results within ABS were another detractor from benchmark-relative returns, as we have generally focused on using research to help uncover opportunities in credits within the sector that we think could be less well-understood by the broader market. Those types of investments have tended to be less liquid.
6

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Q:   Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2020? If so, did the derivatives have any material impact on performance?
A:   Yes, we invested the Portfolio in Treasury futures and credit-default swaps during the 12-month period. We invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce Portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost.
The use of derivatives has allowed the Portfolio to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Portfolio’s performance, as we have used them primarily for hedging purposes. The credit-based derivatives had a modest effect on the Portfolio’s performance during the 12-month period.
Q:   What factors affected the Portfolio’s yield, or distributions* to shareholders, during the 12-month period?
A:   The sharp decline in Treasury yields weighed on the Portfolio’s yield during the 12-month period.
Q:   What is your investment outlook and how is the Portfolio positioned heading into a new fiscal year?
A:   We anticipate accelerating domestic economic growth in 2021 as COVID-19 vaccines are rolled out and consumers slowly regain confidence and reopen their pocketbooks, potentially unleashing a wave of pent-up demand for services such as travel and dining during the second half of the calendar year.
Despite this outlook, we do not expect the Fed to start removing its accommodative monetary policies in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from its policy mistakes in 2018 and could be willing to maintain a highly supportive monetary policy environment, even if inflation ticks up above the US central bank’s target rate.
Entering 2021, we have maintained the Portfolio’s conservative positioning with respect to interest-rate risk, with a duration below that of the benchmark Bloomberg Barclays Index. While an accommodative Fed can anchor short-term US yields, we believe the Treasury curve could steepen as domestic economic growth accelerates (and prices rise) over the next year. At the same time, very low government bond yields globally may limit the extent of any increase in long-term US yields.
* Distributions are not guaranteed.
7

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
The Portfolio’s positioning has continued to reflect our constructive overall view on credit-based exposures. However, we trimmed the Portfolio’s risk profile as most sectors rallied into year-end. We have maintained a positive outlook for sectors where valuations are still below their pre-pandemic levels and have remained disconnected from the underlying fundamentals, in our view. A backdrop of strong economic growth, accommodative monetary policies, and continued global demand for yield has continued to lend support to the corporate bond market. However, we believe current spreads have broadly reflected those expectations, and thus have continued to highlight the importance of security selection.
We view US housing-related securitized assets as positioned to benefit from solid consumer balance sheets, historically low mortgage rates, tight inventories, and strong demand, driven in part by a pandemic-induced shift in preference toward single-family homes.
While broad exposure to credit risk was a large positive contributor to the Portfolio’s relative returns during 2020, we believe active security selection and sector allocation could be essential ingredients to attaining solid performance in the coming year.
Please refer to the Schedule of Investments on pages 9 to 34 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
8

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS – 101.8%
	COMMON STOCK – 0.0%† of Net Assets
	Auto Components – 0.0%†
89	Lear Corp.	$ 14,154
	Total Auto Components	$ 14,154
	TOTAL COMMON STOCK
	(Cost $10,396)	$ 14,154
	CONVERTIBLE PREFERRED STOCKS – 1.5% of Net Assets
	Banks – 1.5%
529(a)	Bank of America Corp., 7.25%	$ 803,329
1,274(a)	Wells Fargo & Co., 7.5%	1,933,804
	Total Banks	$ 2,737,133
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $2,469,258)	$ 2,737,133
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES – 10.0% of Net Assets
250,000(b)	522 Funding CLO I, Ltd., Series 2019-5A, Class D, 4.437% (3 Month USD LIBOR + 420 bps),
	1/15/33 (144A)	$ 250,695
363,256(c)	Ajax Mortgage Loan Trust, Series 2020-B, Class A1, 1.698%, 5/25/59 (144A)	366,477
500,000	American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	523,423
100,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	102,606
200,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	203,568
94,415	Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)	94,855
250,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.468% (3 Month USD LIBOR + 325 bps),
	1/17/33 (144A)	250,205
100,000	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)	100,858
250,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 7.257% (3 Month USD
	LIBOR + 702 bps), 1/15/33 (144A)	250,268
250,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.237% (3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	251,634
400,000	CIG Auto Receivables Trust, Series 2019-1A, Class B, 3.59%, 8/15/24 (144A)	409,417
160,000	Conn’s Receivables Funding LLC, Series 2019-B, Class B, 3.62%, 6/17/24 (144A)	160,489
300,000	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	308,935
100,000	CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)	102,687
348,956	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	352,397
297,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	315,476
250,000	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	254,776
70,000	Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	72,266
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	52,752
22,984(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	23,573
73,353	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)	74,492
369,145	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69	390,064
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	253,625
250,000	Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/16/25 (144A)	259,160
220,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.68%, 8/20/23 (144A)	220,994
250,000(b)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 4.068% (3 Month
	USD LIBOR + 385 bps), 1/20/33 (144A)	251,828
95,072	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	98,366
18,843	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	7,444
100,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C, 1.403% (1 Month USD LIBOR + 125 bps),
	3/17/37 (144A)	99,917

The accompanying notes are an integral part of these financial statements.
9

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
159,968(b)	Invitation Homes Trust, Series 2018-SFR2, Class D, 1.609% (1 Month USD LIBOR + 145 bps),
	6/17/37 (144A)	$ 159,621
240,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class D, 1.803% (1 Month USD LIBOR + 165 bps),
	7/17/37 (144A)	240,298
321,843(b)	Invitation Homes Trust, Series 2018-SFR3, Class E, 2.153% (1 Month USD LIBOR + 200 bps),
	7/17/37 (144A)	321,335
17,588	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	18,447
232,900	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	266,071
250,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.487% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	248,255
150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	153,594
479,277(d)	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)	523,932
121,402	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	129,342
136,201	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	143,883
100,731(b)	Newtek Small Business Loan Trust, Series 2017-1, Class A, 2.148% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	99,984
300,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%, 8/17/26 (144A)	304,906
930(b)	NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 0.823% (1 Month USD LIBOR +
	68 bps), 1/25/36	929
130,000	Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)	132,092
100,000	Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)	101,403
110,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)	111,855
190,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)	194,456
300,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/36 (144A)	309,414
300,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27 (144A)	304,669
13,488	SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)	13,541
315,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C, 3.92%, 11/20/26 (144A)	316,581
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	208,559
200,000	Small Business Lending Trust, Series 2019-A, Class B, 3.42%, 7/15/26 (144A)	196,015
250,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 4.347% (3 Month USD LIBOR + 411
	bps), 1/15/33 (144A)	250,125
250,000(b)	Sound Point CLO XXVIII Ltd., Series 2020-3A, Class D, 0.0% (3 Month USD LIBOR + 365
	bps), 1/25/32 (144A)	250,000
320,639	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	322,984
250,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 2.368% (3 Month USD LIBOR + 215
	bps), 4/18/33 (144A)	250,095
250,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.338%, 11/25/60 (144A)	252,315
38,118(d)	Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)	38,249
300,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 3.91%, 4/25/55 (144A)	327,141
300,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 3.943%, 2/25/55 (144A)	320,523
300,000(d)	Towd Point Mortgage Trust, Series 2016-2, Class B2, 3.49%, 8/25/55 (144A)	316,540
225,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.099%, 4/25/56 (144A)	246,520
300,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.883%, 7/25/56 (144A)	322,921
325,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)	356,634
640,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.25%, 6/25/57 (144A)	677,432
500,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)	537,190
325,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	350,008
350,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2, 3.875%, 5/25/58 (144A)	359,829
78,726(d)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)	79,016

The accompanying notes are an integral part of these financial statements.
10

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
250,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class B1B, 3.5%, 10/25/59 (144A)	$ 251,769
600,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25%, 10/25/59 (144A)	617,331
634,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2, 2.048% (1 Month USD LIBOR + 190 bps),
	5/25/58 (144A)	638,742
105,502(d)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA, 5.0%, 5/25/58 (144A)	105,463
250,000(d)	Towd Point Mortgage Trust, Series 2020-2, Class M1B, 3.0%, 4/25/60 (144A)	259,685
310,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)	325,882
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	179,856
100,000	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%, 12/15/22 (144A)	101,416
7,578	Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)	7,581
149,574	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	153,339
97,709	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)	96,749
140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)	146,673
30,318	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)	29,908
	TOTAL ASSET BACKED SECURITIES
	(Cost $18,228,037)	$ 18,774,345
	COLLATERALIZED MORTGAGE OBLIGATIONS – 12.8% of Net Assets
100,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)	$ 107,022
100,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.5%, 11/25/48 (144A)	103,820
230,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065%, 3/25/49 (144A)	238,541
284,268(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A, 3.5%, 6/28/57 (144A)	293,920
128,689(b)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 0.688% (1 Month USD LIBOR + 54 bps), 8/25/35	129,839
67,206(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.748% (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	67,101
275,589(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.998% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	275,056
180,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.898% (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	179,712
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.898% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	149,942
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.848% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	147,196
190,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.848% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	190,800
150,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.998% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	151,610
210,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.75% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	210,087
450,000(d)	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A2, 3.0%, 5/26/59 (144A)	476,483
650,000(d)	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A2, 2.5%, 5/25/59 (144A)	670,980
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A2, 2.6%, 2/25/55 (144A)	103,463
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	103,401
389,984(d)	CIM Trust, Series 2019-J2, Class B4, 3.837%, 10/25/49 (144A)	370,340
100,000(d)	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class AS, 4.179%, 3/10/51	114,272
284,134(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)	299,911
347,157	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP2, Class A3, 2.5%, 8/25/50 (144A)	358,683
261,522(b)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 2.598% (1 Month USD
	LIBOR + 245 bps), 7/25/31 (144A)	261,356
99,304(b)	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 2.448% (1 Month USD
	LIBOR + 230 bps), 8/25/31 (144A)	99,178
87,281(b)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 2.298% (1 Month USD
	LIBOR + 215 bps), 9/25/31 (144A)	87,175
271,063(b)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 2.248% (1 Month USD
	LIBOR + 210 bps), 9/25/39 (144A)	270,562
339,670(b)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.248% (1 Month USD
	LIBOR + 210 bps), 10/25/39 (144A)	338,551

The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
120,000(b)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.148% (1 Month USD
	LIBOR + 200 bps), 1/25/40 (144A)	$ 119,154
160,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.798% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	160,573
200,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.798% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	200,995
157,629(d)	CSMC Trust, Series 2013-IVR3, Class B4, 3.396%, 5/25/43 (144A)	158,034
468,273	CSMC Trust, Series 2020-RPL4, Class A1, 2.0%, 1/25/60 (144A)	481,665
35,654(d)	Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)	36,044
40,593(d)	Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)	40,680
65,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.848% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	65,327
228,595(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.948% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	227,529
150,000(b)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.648% (1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	152,609
230,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.748% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	234,653
98,895(d)	EverBank Mortgage Loan Trust, Series 2013-2, Class A, 3.0%, 6/25/43 (144A)	101,635
162,955(b)	Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2, 4.598% (1 Month
	USD LIBOR + 445 bps), 1/25/29	169,682
25,914	Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35	30,285
323,846(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.391% (1 Month USD
	LIBOR + 655 bps), 8/15/42	69,672
3,112	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	3,278
550,000	Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43	606,401
260,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class M2, 1.998% (1 Month USD LIBOR +
	185 bps), 2/25/50 (144A)	258,404
280,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.248% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	290,864
280,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.148% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	297,124
90,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class M2, 3.898% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	91,257
190,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B1, 4.882% (SOFR30A + 480 bps),
	10/25/50 (144A)	197,488
220,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class M2, 2.882% (SOFR30A + 280 bps),
	10/25/50 (144A)	222,811
120,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B1, 3.077% (SOFR30A + 300 bps),
	12/25/50 (144A)	120,000
110,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.727% (SOFR30A + 565 bps),
	12/25/50 (144A)	111,617
240,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.248% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	241,650
130,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4, Class B1, 5.398% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	135,506
290,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.398% (1 Month USD LIBOR +
	425 bps), 10/25/48 (144A)	296,515
310,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.448% (1 Month USD LIBOR +
	230 bps), 10/25/48 (144A)	306,864
167,207(b)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2, 2.598% (1 Month USD LIBOR +
	245 bps), 3/25/49 (144A)	166,782
166,502(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.498% (1 Month USD LIBOR +
	235 bps), 2/25/49 (144A)	166,077
110,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2, 11.398% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	122,081

The accompanying notes are an integral part of these financial statements.
12

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
91,411(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2, 2.198% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	$ 90,149
320,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2,
	3.598% (1 Month USD LIBOR + 345 bps), 10/25/29	330,492
410,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2,
	2.648% (1 Month USD LIBOR + 250 bps), 3/25/30	415,601
190,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1,
	4.082% (SOFR30A + 400 bps), 11/25/50 (144A)	193,316
160,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2,
	7.482% (SOFR30A + 740 bps), 11/25/50 (144A)	174,374
213,052(d)	FWD Securitization Trust, Series 2019-INV1, Class A1, 2.81%, 6/25/49 (144A)	218,257
15,671	Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35	16,255
5,701	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	5,823
941,272(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	102,704
791,626(b)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.198% (1 Month
	USD LIBOR + 335 bps), 1/20/50	67,924
500,000(d)	GS Mortgage-Backed Securities Corp., Series 2020-PJ6, Class A2, 2.5%, 12/30/99 (144A)	522,070
338,148(d)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	339,348
68,968(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.798% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	68,282
150,000(b)	Home Re, Ltd., Series 2020-1, Class M1C, 4.298% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	153,344
150,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.398% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	154,327
130,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	135,102
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897%, 5/25/65 (144A)	103,323
168,813(d)	JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)	171,816
392,146(d)	JP Morgan Mortgage Trust, Series 2019-9, Class B1A, 3.313%, 5/25/50 (144A)	412,795
180,182(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)	185,025
246,153(d)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A, 3.04%, 8/25/50 (144A)	248,588
79,765(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
	Mortgage Reference Rate - 125 bps), 12/23/36 (144A)	82,756
23,239(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	24,024
278,064(b)	LSTAR Securities Investment, Ltd., Series 2019-3, Class A1, 1.655% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	275,653
299,387(d)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%, 8/25/49 (144A)	301,268
823,945(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)	876,572
250,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)	266,510
400,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	415,843
322,690(b)	New Residential Mortgage Loan Trust, Series 2018-4A, Class B1, 1.198% (1 Month USD
	LIBOR + 105 bps), 1/25/48 (144A)	313,419
288,509(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	293,864
163,511(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	173,269
150,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.748% (1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	151,241
150,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.398% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	151,854
137,371(d)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)	140,145
7,458(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.548% (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	7,457
197,944(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.098% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	197,977
370,000(b)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.898% (1 Month USD LIBOR + 175 bps), 2/25/30 (144A)	365,548
203,764(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	204,799
386,746(d)	Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)	392,894
236,646(d)	Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43	242,508

The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
116,599(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)	$ 120,622
50,000(b)	STACR Trust, Series 2018-DNA2, Class M2, 2.298% (1 Month USD LIBOR + 215 bps), 12/25/30 (144A)	49,498
380,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.348% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	385,240
220,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.548% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	220,280
320,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)	335,684
265,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)	285,732
550,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)	590,839
150,000(b)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.648% (1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	150,832
150,000(b)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.748% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	151,028
391,864(d)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	405,823
610,000(d)	Vista Point Securitization Trust, Series 2020-1, Class A3, 3.201%, 3/25/65 (144A)	631,087
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $23,642,740)	$ 23,995,438
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.1% of Net Assets
410,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	$ 463,588
206,720(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.0%, 7/25/37 (144A)	—
125,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	146,311
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	289,413
265,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.352%, 12/15/62	292,754
150,000	Benchmark Mortgage Trust, Series 2020-B18, Class AM, 2.335%, 7/15/53	157,314
200,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	217,371
199,817(b)	BX Commercial Mortgage Trust, Series 2020-BXLP, Class D, 1.409% (1 Month USD LIBOR +
	125 bps), 12/15/36 (144A)	197,573
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	438,014
120,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51	140,179
140,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	155,008
149,356(b)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 2.209% (1 Month USD LIBOR +
	205 bps), 6/15/34 (144A)	136,639
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47	270,907
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47	274,838
125,000(d)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.571%, 9/10/58	139,104
250,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)	184,365
150,000	Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.471%, 10/12/50	170,525
300,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, 1/10/36 (144A)	326,041
250,000(b)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.259% (1 Month USD LIBOR + 210 bps),
	11/15/37 (144A)	250,078
241,251	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	247,340
250,000	COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45	252,212
200,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.12%, 8/10/50 (144A)	202,328
238,711	COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47	257,341
150,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47	159,407
175,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	183,568
186,523	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	199,709
250,000(b)	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 2.309% (1
	Month USD LIBOR + 215 bps), 5/15/36 (144A)	248,533
53,849(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.153% (1 Month USD LIBOR + 400
	bps), 9/25/22 (144A)	53,885
50,100(b)	FREMF Mortgage Trust, Series 2014-KS02, Class B, 5.153% (1 Month USD LIBOR + 500
	bps), 8/25/23 (144A)	46,092

The accompanying notes are an integral part of these financial statements.
14

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
125,000(d)	FREMF Mortgage Trust, Series 2015-K51, Class B, 3.954%, 10/25/48 (144A)	$ 137,849
90,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%, 7/25/27 (144A)	100,998
150,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.059%, 7/25/27 (144A)	151,890
100,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38%, 2/25/52 (144A)	109,767
166,964(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.453% (1 Month USD LIBOR + 230
	bps), 6/25/26 (144A)	160,868
173,932(d)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	183,966
1,120,986(d)(e)	Government National Mortgage Association, Series 2017-21, Class IO, 0.701%, 10/16/58	61,513
200,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	218,605
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	378,252
450,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	492,111
200,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C, 3.756%,
	1/5/31 (144A)	200,991
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
	4.248%, 7/5/33 (144A)	263,552
150,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49	156,949
200,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49	222,488
100,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.088%, 12/15/49 (144A)	81,247
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	296,688
1,600,000(d)(e)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.112%, 6/15/51	15,457
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	243,846
80,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.142%, 3/15/48	73,565
250,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	272,257
137,477(b)	Multifamily Connecticut Avenue Securities Trust, Series 2019-1, Class M7, 1.848% (1 Month USD
	LIBOR + 170 bps), 10/15/49 (144A)	133,635
175,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	147,875
260,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	291,098
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59	271,010
200,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49	216,462
450,000(d)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4, 4.012%, 3/15/51	526,733
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $11,104,131)	$ 11,510,109
	CORPORATE BONDS – 34.7% of Net Assets
	Advertising – 0.3%
407,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 504,750
125,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	131,875
	Total Advertising	$ 636,625
	Aerospace & Defense – 1.5%
774,000	Boeing Co., 3.75%, 2/1/50	$ 813,931
480,000	Boeing Co., 3.9%, 5/1/49	509,382
430,000	Boeing Co., 5.805%, 5/1/50	592,602
470,000	Raytheon Technologies Corp., 3.2%, 3/15/24	507,641
270,000	Raytheon Technologies Corp., 4.125%, 11/16/28	321,884
	Total Aerospace & Defense	$ 2,745,440

The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Airlines – 0.9%
237,864	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)	$ 232,741
396,000	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%, 8/15/27 (144A)	436,125
63,759	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	60,424
157,982	British Airways 2019-1 Class AA Pass Through Trust, 3.3%, 12/15/32 (144A)	157,604
85,000	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	90,844
80,000	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	88,200
31,043	Delta Air Lines 2020-1 Class AA Pass Through Trust, 2.0%, 6/10/28	30,977
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	92,779
156,074	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	155,969
61,000	JetBlue 2020-1 Class A Pass Through Trust, 4.0%, 11/15/32	65,840
210,000	Southwest Airlines Co., 2.625%, 2/10/30	213,747
	Total Airlines	$ 1,625,250
	Auto Manufacturers – 0.9%
165,000	BMW US Capital LLC, 4.15%, 4/9/30 (144A)	$ 199,563
225,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	242,696
189,000	General Motors Co., 6.6%, 4/1/36	255,886
353,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	388,548
400,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	414,792
255,000	Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)	256,130
	Total Auto Manufacturers	$ 1,757,615
	Auto Parts & Equipment – 0.1%
110,000	Lear Corp., 3.5%, 5/30/30	$ 120,365
	Total Auto Parts & Equipment	$ 120,365
	Banks – 6.4%
535,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	$ 584,952
318,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	336,686
663,000(d)	Bank of America Corp., 2.884% (3 Month USD LIBOR + 119 bps), 10/22/30	728,047
250,000(a)(d)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	268,750
200,000(a)(d)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	223,000
200,000(a)(d)	BNP Paribas SA, 4.5% (5 Year CMT Index + 294 bps) (144A)	202,106
805,000(a)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	878,456
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	235,198
70,000(a)(d)	Citigroup, Inc., 4.0% (5 Year CMT Index + 360 bps)	71,837
325,000(a)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	333,967
574,000(a)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index + 329 bps) (144A)	596,960
400,000(a)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)	422,500
410,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	462,546
200,000(a)(d)	Danske Bank AS, 6.125% (7 Year USD Swap Rate + 390 bps)	211,250
286,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	313,292
215,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	255,068
150,000	HSBC Bank Plc, 7.65%, 5/1/25	186,539
200,000(a)(d)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)	227,000
626,000(a)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	646,345
591,000(a)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	621,750
400,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	460,355
435,000(a)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	451,491

The accompanying notes are an integral part of these financial statements.
16

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Banks – (continued)
200,000(a)(d)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	$ 212,074
400,000(a)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)	409,612
400,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	437,881
250,000	Truist Bank, 2.25%, 3/11/30	262,291
354,000(a)(d)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	404,449
250,000	UBS AG, 7.625%, 8/17/22	276,683
400,000(a)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	438,500
200,000(a)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	205,500
700,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	714,458
	Total Banks	$ 12,079,543
	Beverages – 1.0%
991,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 1,409,076
272,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	377,307
	Total Beverages	$ 1,786,383
	Building Materials – 0.3%
169,000	Carrier Global Corp., 2.7%, 2/15/31	$ 181,577
174,000	Carrier Global Corp., 2.722%, 2/15/30	186,078
125,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	133,716
10,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	10,500
	Total Building Materials	$ 511,871
	Chemicals – 0.3%
375,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29	$ 399,099
75,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	75,562
103,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	109,749
	Total Chemicals	$ 584,410
	Commercial Services – 0.6%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 131,155
108,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	112,216
200,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	222,714
165,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	166,650
50,000	President & Fellows of Harvard College, 2.3%, 10/1/23	52,508
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	193,246
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	214,250
	Total Commercial Services	$ 1,092,739
	Cosmetics/Personal Care – 0.1%
120,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 128,964
	Total Cosmetics/Personal Care	$ 128,964
	Diversified Financial Services – 1.6%
215,000	Air Lease Corp., 3.125%, 12/1/30	$ 223,811
315,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	333,207
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	31,685
170,000	Capital One Financial Corp., 3.3%, 10/30/24	186,751
400,000	Capital One Financial Corp., 3.75%, 4/24/24	438,018
180,000	Capital One Financial Corp., 4.25%, 4/30/25	205,454
400,000(a)(d)	Charles Schwab Corp., 4.0% (5 Year CMT Index + 308 bps)	421,000
148,000(a)(d)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	164,835
450,000	GE Capital Funding LLC, 4.55%, 5/15/32 (144A)	540,053

The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services – (continued)
65,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	$ 67,939
70,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	73,500
15,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	15,919
195,000	Visa, Inc., 2.05%, 4/15/30	208,556
	Total Diversified Financial Services	$ 2,910,728
	Electric – 2.0%
278,038	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash,
	4.625%, 10/15/39 (144A)	$ 287,630
280,000	AES Corp., 2.45%, 1/15/31 (144A)	283,777
100,000	AES Corp., 3.95%, 7/15/30 (144A)	113,041
133,000(c)	Dominion Energy, Inc., 3.071%, 8/15/24	143,577
135,000	Iberdrola International BV, 6.75%, 7/15/36	206,931
5,758	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	5,778
430,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	489,598
290,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	305,319
83,000	NRG Energy, Inc., 5.75%, 1/15/28	90,677
40,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.5%, 8/15/28 (144A)	42,200
240,000	Puget Energy, Inc., 4.1%, 6/15/30	271,375
21,429	San Diego Gas & Electric Co., 1.914%, 2/1/22	21,543
335,000	Sempra Energy, 3.4%, 2/1/28	381,539
58,929	Southern California Edison Co., 1.845%, 2/1/22	59,056
335,000	Southwestern Electric Power Co., 3.9%, 4/1/45	392,347
470,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	518,263
150,000	Xcel Energy, Inc., 3.4%, 6/1/30	171,926
	Total Electric	$ 3,784,577
	Electronics – 0.2%
300,000	Amphenol Corp., 3.125%, 9/15/21	$ 304,816
102,000	Amphenol Corp., 3.2%, 4/1/24	109,870
45,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	46,646
	Total Electronics	$ 461,332
	Energy-Alternate Sources – 0.0%†
46,807	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 55,007
	Total Energy-Alternate Sources	$ 55,007
	Environmental Control – 0.1%
100,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 106,994
72,000	Covanta Holding Corp., 6.0%, 1/1/27	75,625
	Total Environmental Control	$ 182,619
	Food – 0.5%
75,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 82,641
204,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	234,347
150,000	Kellogg Co., 2.1%, 6/1/30	157,563
60,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	65,077
100,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	100,884
200,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	211,615
21,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	25,002
	Total Food	$ 877,129

The accompanying notes are an integral part of these financial statements.
18

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Forest Products & Paper – 0.2%
80,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 82,800
234,000	International Paper Co., 7.3%, 11/15/39	374,973
	Total Forest Products & Paper	$ 457,773
	Gas – 0.2%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 122,125
183,677	Nakilat, Inc., 6.267%, 12/31/33 (144A)	229,632
	Total Gas	$ 351,757
	Healthcare-Products – 0.6%
390,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 417,730
225,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	266,288
500,000	Smith & Nephew Plc, 2.032%, 10/14/30	509,359
	Total Healthcare-Products	$ 1,193,377
	Healthcare-Services – 0.9%
164,000	Anthem, Inc., 3.65%, 12/1/27	$ 189,120
41,000	Anthem, Inc., 4.101%, 3/1/28	48,469
60,000	Centene Corp., 4.25%, 12/15/27	63,600
120,000	Centene Corp., 4.625%, 12/15/29	133,225
525,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	533,585
378,000	HCA, Inc., 3.5%, 9/1/30	401,654
130,000	Humana, Inc., 3.95%, 3/15/27	149,613
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	69,798
35,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	36,837
130,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	137,638
	Total Healthcare-Services	$ 1,763,539
	Home Builders – 0.1%
135,000	Meritage Homes Corp., 6.0%, 6/1/25	$ 152,887
	Total Home Builders	$ 152,887
	Insurance – 2.1%
90,000	AXA SA, 8.6%, 12/15/30	$ 140,233
592,000	CNO Financial Group, Inc., 5.25%, 5/30/29	714,689
100,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	122,940
340,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	363,679
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,036,997
200,000	Nationwide Financial Services, Inc., 3.9%, 11/30/49 (144A)	222,738
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	557,993
125,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	149,529
245,000	New York Life Insurance Co., 4.45%, 5/15/69 (144A)	329,209
178,000(d)	Prudential Financial, Inc., 3.7% (5 Year CMT Index + 304 bps), 10/1/50	188,285
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	40,898
	Total Insurance	$ 3,867,190
	Internet – 0.4%
75,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 76,313
562,000	Expedia Group, Inc., 3.25%, 2/15/30	584,896
	Total Internet	$ 661,209

The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Iron & Steel – 0.0%†
60,000	Steel Dynamics, Inc., 3.25%, 1/15/31	$ 67,095
	Total Iron & Steel	$ 67,095
	Leisure Time – 0.0%†
69,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 80,664
	Total Leisure Time	$ 80,664
	Lodging – 0.7%
155,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 161,617
150,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	158,267
520,000	Marriott International, Inc., 3.5%, 10/15/32	568,664
100,000	Marriott International, Inc., 4.625%, 6/15/30	117,348
40,000	Marriott International, Inc., 5.75%, 5/1/25	46,788
220,000	Sands China, Ltd., 4.375%, 6/18/30 (144A)	244,633
	Total Lodging	$ 1,297,317
	Media – 0.9%
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	$ 296,725
270,000	Comcast Corp., 4.15%, 10/15/28	325,019
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	208,750
148,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	89,540
171,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	187,245
30,000	Scripps Escrow II, Inc., 3.875%, 1/15/29 (144A)	31,178
40,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	40,929
85,000	Walt Disney Co., 3.6%, 1/13/51	102,892
325,000	Walt Disney Co., 4.7%, 3/23/50	459,049
	Total Media	$ 1,741,327
	Mining – 0.3%
416,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	$ 517,920
	Total Mining	$ 517,920
	Miscellaneous Manufacturers – 0.2%
155,000	General Electric Co., 4.25%, 5/1/40	$ 183,242
175,000	General Electric Co., 4.35%, 5/1/50	212,826
	Total Miscellaneous Manufacturers	$ 396,068
	Multi-National – 0.5%
370,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 404,406
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	214,000
230,000	Banque Ouest Africaine de Developpement, 4.7%, 10/22/31 (144A)	248,363
	Total Multi-National	$ 866,769
	Oil & Gas – 1.1%
595,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 786,646
200,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/24	217,106
150,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	154,875
55,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	54,225
185,000	Petroleos Mexicanos, 5.35%, 2/12/28	183,011
120,000	Phillips 66, 2.15%, 12/15/30	121,821
90,000	Phillips 66, 3.85%, 4/9/25	100,963
115,000	Valero Energy Corp., 2.15%, 9/15/27	117,503
312,000	Valero Energy Corp., 6.625%, 6/15/37	415,018
	Total Oil & Gas	$ 2,151,168

The accompanying notes are an integral part of these financial statements.
20

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Pharmaceuticals – 1.0%
211,000	AbbVie, Inc., 4.05%, 11/21/39	$ 255,357
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	228,616
230,000	Cardinal Health, Inc., 4.9%, 9/15/45	283,137
23,805	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	25,458
76,658	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	90,062
44,397	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	53,848
118,703	CVS Pass-Through Trust, 6.036%, 12/10/28	137,907
103,320	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	136,640
165,000	Pfizer, Inc., 2.625%, 4/1/30	184,165
213,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	204,748
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	221,060
	Total Pharmaceuticals	$ 1,820,998
	Pipelines – 3.7%
45,000	DCP Midstream Operating LP, 3.875%, 3/15/23	$ 46,350
170,000	DCP Midstream Operating LP, 5.375%, 7/15/25	186,799
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	103,122
40,000	Enable Midstream Partners LP, 4.15%, 9/15/29	39,688
136,000	Enable Midstream Partners LP, 4.4%, 3/15/27	137,239
479,000	Enable Midstream Partners LP, 4.95%, 5/15/28	495,189
360,000	Enbridge, Inc., 3.7%, 7/15/27	410,300
140,000	Energy Transfer Operating LP, 6.0%, 6/15/48	164,967
40,000	Energy Transfer Operating LP, 6.125%, 12/15/45	47,252
125,000	Energy Transfer Operating LP, 6.5%, 2/1/42	152,498
340,000(a)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	323,000
20,000	EnLink Midstream LLC, 5.375%, 6/1/29	19,450
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	225,476
134,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	107,535
145,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	151,570
163,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	170,866
340,000	MPLX LP, 4.25%, 12/1/27	399,218
110,000	MPLX LP, 4.875%, 12/1/24	126,235
175,000	MPLX LP, 4.875%, 6/1/25	202,137
205,000	MPLX LP, 5.5%, 2/15/49	269,947
450,000	Phillips 66 Partners LP, 3.75%, 3/1/28	488,204
185,000(a)(d)	Plains All American Pipeline LP, 6.125% (3 Month USD LIBOR + 411 bps)	150,312
185,000	Plains All American Pipeline LP/PAA Finance Corp., 4.9%, 2/15/45	196,340
375,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	442,149
224,000	Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	246,761
422,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	471,515
25,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	28,927
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	328,797
586,000	Williams Cos., Inc., 5.75%, 6/24/44	759,484
89,000	Williams Cos., Inc., 7.75%, 6/15/31	119,901
	Total Pipelines	$ 7,011,228
	Real Estate – 0.1%
250,000(a)(d)	AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)	$ 260,875
	Total Real Estate	$ 260,875

The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	REITs – 2.7%
155,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 154,752
90,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	100,073
25,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	28,734
47,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	54,645
260,000	Duke Realty LP, 3.75%, 12/1/24	287,122
100,000	Essex Portfolio LP, 3.375%, 4/15/26	112,213
360,000	Essex Portfolio LP, 3.5%, 4/1/25	398,892
160,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	160,721
131,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	136,626
333,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	363,747
200,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	226,711
63,000	Highwoods Realty LP, 2.6%, 2/1/31	64,264
17,000	Highwoods Realty LP, 3.2%, 6/15/21	17,118
290,000	Highwoods Realty LP, 3.625%, 1/15/23	301,998
105,000	Highwoods Realty LP, 4.125%, 3/15/28	118,101
193,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	202,167
255,000	iStar, Inc., 4.25%, 8/1/25	251,812
110,000	iStar, Inc., 4.75%, 10/1/24	111,375
165,000	Lexington Realty Trust, 2.7%, 9/15/30	171,762
125,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	129,063
318,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	339,863
235,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	251,284
180,000	Simon Property Group LP, 3.25%, 9/13/49	184,349
150,000	Simon Property Group LP, 3.8%, 7/15/50	167,342
75,000	UDR, Inc., 2.95%, 9/1/26	82,320
201,000	UDR, Inc., 4.0%, 10/1/25	228,105
180,000	UDR, Inc., 4.4%, 1/26/29	214,023
219,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	235,252
	Total REITs	$ 5,094,434
	Retail – 0.4%
125,000	AutoNation, Inc., 4.75%, 6/1/30	$ 150,417
201,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	205,774
75,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	76,219
200,000	QVC, Inc., 4.375%, 9/1/28	207,230
35,000	QVC, Inc., 4.75%, 2/15/27	37,537
	Total Retail	$ 677,177
	Semiconductors – 0.5%
158,000	Broadcom, Inc., 4.11%, 9/15/28	$ 180,829
100,000	Broadcom, Inc., 4.3%, 11/15/32	118,549
475,000	Broadcom, Inc., 5.0%, 4/15/30	577,415
	Total Semiconductors	$ 876,793
	Software – 0.4%
470,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 519,254
295,000	Infor, Inc., 1.75%, 7/15/25 (144A)	306,428
	Total Software	$ 825,682

The accompanying notes are an integral part of these financial statements.
22

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Telecommunications – 0.7%
255,000	Altice France SA, 5.5%, 1/15/28 (144A)	$ 266,605
40,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	41,300
182,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	179,270
95,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	99,221
55,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	57,613
315,000	Motorola Solutions, Inc., 2.3%, 11/15/30	321,090
145,000	T-Mobile USA, Inc., 2.55%, 2/15/31 (144A)	152,260
195,000	T-Mobile USA, Inc., 3.875%, 4/15/30 (144A)	225,849
	Total Telecommunications	$ 1,343,208
	Trucking & Leasing – 0.1%
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%, 11/1/29 (144A)	$ 103,416
156,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%, 4/1/27 (144A)	179,477
	Total Trucking & Leasing	$ 282,893
	Water – 0.1%
110,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 126,346
	Total Water	$ 126,346
	TOTAL CORPORATE BONDS
	(Cost $59,455,702)	$ 65,226,291
	FOREIGN GOVERNMENT BONDS – 0.7% of Net Assets
	Mexico – 0.3%
475,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 556,942
	Total Mexico	$ 556,942
	Panama – 0.1%
200,000	Panama Government International Bond, 2.252%, 9/29/32	$ 206,000
	Total Panama	$ 206,000
	Philippines – 0.3%
200,000	Philippine Government International Bond, 2.95%, 5/5/45	$ 210,632
200,000	Philippine Government International Bond, 5.0%, 1/13/37	263,800
	Total Philippines	$ 474,432
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $1,108,027)	$ 1,237,374
Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets#
	Reinsurance Sidecars – 0.0%†
	Multiperil – Worldwide – 0.0%†
50,000+(f)(g)	Lorenz Re 2018, 7/1/21	$ 595
25,723+(f)(g)	Lorenz Re 2019, 6/30/22	1,695
		$ 2,290
	Total Reinsurance Sidecars	$ 2,290
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $19,865)	$ 2,290

The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
MUNICIPAL BONDS – 0.0%† of Net Assets(h)
Municipal General – 0.0%†
50,000	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32	$ 54,446
	Total Municipal General	$ 54,446
Municipal Higher Education – 0.0%†
10,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 11,418
	Total Municipal Higher Education	$ 11,418
TOTAL MUNICIPAL BONDS
	(Cost $62,530)	$ 65,864
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 1.2% of Net Assets*(b)
Automobile – 0.1%
64,157	American Axle & Manufacturing, Inc., Tranche B Term Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 63,395
68,333	Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.15% (LIBOR + 200 bps), 3/7/25	66,661
	Total Automobile	$ 130,056
Beverage, Food & Tobacco – 0.1%
174,605	JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 2.147% (LIBOR + 200 bps), 5/1/26	$ 173,332
	Total Beverage, Food & Tobacco	$ 173,332
Broadcasting & Entertainment – 0.1%
99,222	Sinclair Television Group, Inc., Tranche B Term Loan, 2.4% (LIBOR + 225 bps), 1/3/24	$ 98,395
	Total Broadcasting & Entertainment	$ 98,395
Computers & Electronics – 0.0%†
50,864	Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan,
	4.397% (LIBOR + 425 bps), 6/26/25	$ 49,370
	Total Computers & Electronics	$ 49,370
Diversified & Conglomerate Service – 0.0%†
96,250	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	$ 86,745
	Total Diversified & Conglomerate Service	$ 86,745
Electric & Electrical – 0.0%†
40,622	Rackspace Technology Global, Inc., First Lien Term B Loan, 4.0% (LIBOR + 300 bps), 11/3/23	$ 40,638
	Total Electric & Electrical	$ 40,638
Electronics – 0.1%
171,715	Scientific Games International, Inc., Initial Term B-5 Loan, 2.897% (LIBOR + 275 bps), 8/14/24	$ 168,174
68,430	Verint Systems, Inc., Refinancing Term Loan, 2.155% (LIBOR + 200 bps), 6/29/24	68,430
	Total Electronics	$ 236,604
Healthcare & Pharmaceuticals – 0.2%
120,938	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien Initial Term Loan, 3.647%
	(LIBOR + 350 bps), 9/26/24	$ 120,119
170,151	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan, 5.0% (LIBOR + 425 bps), 4/29/24	168,077
	Total Healthcare & Pharmaceuticals	$ 288,196
Healthcare, Education & Childcare – 0.1%
215,174	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	$ 205,276
	Total Healthcare, Education & Childcare	$ 205,276
Hotel, Gaming & Leisure – 0.1%
152,499	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
	Hortons), Term B-4 Loan, 1.897% (LIBOR + 175 bps), 11/19/26	$ 150,318
	Total Hotel, Gaming & Leisure	$ 150,318

The accompanying notes are an integral part of these financial statements.
24

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Insurance – 0.1%
131,409	Asurion LLC (fka Asurion Corp.), New Term B-7 Loan, 3.147% (LIBOR + 300 bps), 11/3/24	$ 130,628
62,923	Confie Seguros Holding II Co., Term B Loan, 5.75% (LIBOR + 475 bps), 4/19/22	62,170
	Total Insurance	$ 192,798
	Leasing – 0.2%
52,217	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 2.5% (LIBOR + 175 bps), 1/15/25	$ 51,822
62,713	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25% (LIBOR + 150 bps), 2/12/27	61,907
184,775	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche B-1 Term Loan, 3.986%
	(LIBOR + 375 bps), 9/11/23	183,081
	Total Leasing	$ 296,810
	Telecommunications – 0.1%
99,000	CenturyLink, Inc., Term B Loan, 2.397% (LIBOR + 225 bps), 3/15/27	$ 97,990
72,369	Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche B-2 Term Loan, 1.897%
	(LIBOR + 175 bps), 2/15/24	72,278
67,466	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.897% (LIBOR + 175 bps), 3/1/27	66,550
	Total Telecommunications	$ 236,818
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $2,225,905)	$ 2,185,356
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 34.8% of Net Assets
266,653	Fannie Mae, 1.5%, 12/1/35	$ 274,468
300,000	Fannie Mae, 1.5%, 2/1/51 (TBA)	302,767
1,011,473	Fannie Mae, 2.0%, 12/1/35	1,057,974
3,640,000	Fannie Mae, 2.0%, 1/1/51	3,781,539
1,200,000	Fannie Mae, 2.0%, 2/1/51 (TBA)	1,244,443
15,444	Fannie Mae, 2.5%, 7/1/30	16,438
16,776	Fannie Mae, 2.5%, 7/1/30	17,816
28,719	Fannie Mae, 2.5%, 7/1/30	30,601
11,305	Fannie Mae, 2.5%, 2/1/43	12,100
47,058	Fannie Mae, 2.5%, 2/1/43	50,368
10,842	Fannie Mae, 2.5%, 3/1/43	11,597
9,831	Fannie Mae, 2.5%, 8/1/43	10,509
9,061	Fannie Mae, 2.5%, 4/1/45	9,565
10,792	Fannie Mae, 2.5%, 4/1/45	11,551
11,078	Fannie Mae, 2.5%, 4/1/45	11,858
25,342	Fannie Mae, 2.5%, 4/1/45	27,124
30,019	Fannie Mae, 2.5%, 4/1/45	32,131
30,996	Fannie Mae, 2.5%, 4/1/45	32,992
42,922	Fannie Mae, 2.5%, 4/1/45	45,686
45,989	Fannie Mae, 2.5%, 8/1/45	49,150
600,000	Fannie Mae, 2.5%, 1/1/51 (TBA)	632,484
550,000	Fannie Mae, 2.5%, 2/1/51 (TBA)	578,813
13,622	Fannie Mae, 3.0%, 3/1/29	14,498
56,431	Fannie Mae, 3.0%, 10/1/30	60,459
28,411	Fannie Mae, 3.0%, 8/1/42	30,989
263,679	Fannie Mae, 3.0%, 8/1/42	286,411
64,412	Fannie Mae, 3.0%, 9/1/42	69,910
125,050	Fannie Mae, 3.0%, 11/1/42	135,723
55,297	Fannie Mae, 3.0%, 12/1/42	59,776
60,165	Fannie Mae, 3.0%, 4/1/43	65,040

The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
13,784	Fannie Mae, 3.0%, 5/1/43	$ 14,901
51,811	Fannie Mae, 3.0%, 5/1/43	56,520
147,506	Fannie Mae, 3.0%, 5/1/43	156,506
25,541	Fannie Mae, 3.0%, 8/1/43	27,101
22,793	Fannie Mae, 3.0%, 9/1/43	24,239
24,219	Fannie Mae, 3.0%, 3/1/45	26,275
27,408	Fannie Mae, 3.0%, 4/1/45	29,736
133,738	Fannie Mae, 3.0%, 6/1/45	145,827
3,632,000	Fannie Mae, 3.0%, 1/1/51 (TBA)	3,805,371
3,000,000	Fannie Mae, 3.0%, 2/1/51 (TBA)	3,145,898
16,055	Fannie Mae, 3.5%, 11/1/40	17,335
7,833	Fannie Mae, 3.5%, 10/1/41	8,654
95,841	Fannie Mae, 3.5%, 6/1/42	104,807
47,448	Fannie Mae, 3.5%, 7/1/42	51,457
34,469	Fannie Mae, 3.5%, 8/1/42	37,687
49,769	Fannie Mae, 3.5%, 8/1/42	54,128
93,902	Fannie Mae, 3.5%, 5/1/44	101,235
47,960	Fannie Mae, 3.5%, 12/1/44	52,144
205,672	Fannie Mae, 3.5%, 2/1/45	227,164
126,062	Fannie Mae, 3.5%, 6/1/45	136,730
157,002	Fannie Mae, 3.5%, 8/1/45	174,173
41,013	Fannie Mae, 3.5%, 9/1/45	45,054
63,819	Fannie Mae, 3.5%, 9/1/45	68,157
159,359	Fannie Mae, 3.5%, 9/1/45	176,511
214,911	Fannie Mae, 3.5%, 11/1/45	238,416
46,027	Fannie Mae, 3.5%, 5/1/46	50,321
12,658	Fannie Mae, 3.5%, 10/1/46	13,730
154,304	Fannie Mae, 3.5%, 1/1/47	168,597
227,317	Fannie Mae, 3.5%, 1/1/47	246,428
172,505	Fannie Mae, 3.5%, 12/1/47	183,335
738,000	Fannie Mae, 3.5%, 1/1/51 (TBA)	780,089
146,648	Fannie Mae, 4.0%, 10/1/40	165,792
19,240	Fannie Mae, 4.0%, 12/1/40	21,752
3,788	Fannie Mae, 4.0%, 11/1/41	4,175
4,348	Fannie Mae, 4.0%, 12/1/41	4,740
2,712	Fannie Mae, 4.0%, 1/1/42	2,975
37,387	Fannie Mae, 4.0%, 1/1/42	41,213
136,976	Fannie Mae, 4.0%, 1/1/42	150,992
36,368	Fannie Mae, 4.0%, 2/1/42	39,903
36,863	Fannie Mae, 4.0%, 4/1/42	40,635
80,385	Fannie Mae, 4.0%, 5/1/42	87,559
96,788	Fannie Mae, 4.0%, 7/1/42	106,374
256,352	Fannie Mae, 4.0%, 8/1/42	281,225
104,558	Fannie Mae, 4.0%, 8/1/43	113,954
69,710	Fannie Mae, 4.0%, 11/1/43	77,351
14,314	Fannie Mae, 4.0%, 4/1/46	15,499
72,785	Fannie Mae, 4.0%, 7/1/46	78,561
139,233	Fannie Mae, 4.0%, 7/1/46	151,496

The accompanying notes are an integral part of these financial statements.
26

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
74,235	Fannie Mae, 4.0%, 8/1/46	$ 80,222
23,695	Fannie Mae, 4.0%, 11/1/46	25,545
34,469	Fannie Mae, 4.0%, 11/1/46	37,294
70,824	Fannie Mae, 4.0%, 4/1/47	77,293
97,937	Fannie Mae, 4.0%, 4/1/47	107,145
16,967	Fannie Mae, 4.0%, 6/1/47	18,563
33,685	Fannie Mae, 4.0%, 6/1/47	36,762
60,081	Fannie Mae, 4.0%, 6/1/47	64,656
66,019	Fannie Mae, 4.0%, 6/1/47	71,085
52,015	Fannie Mae, 4.0%, 7/1/47	55,855
55,552	Fannie Mae, 4.0%, 7/1/47	60,183
131,188	Fannie Mae, 4.0%, 12/1/47	140,625
1,483,000	Fannie Mae, 4.0%, 1/1/51 (TBA)	1,583,798
23,906	Fannie Mae, 4.5%, 11/1/40	26,731
3,846	Fannie Mae, 4.5%, 4/1/41	4,318
66,977	Fannie Mae, 4.5%, 5/1/41	74,824
173,187	Fannie Mae, 4.5%, 5/1/41	194,469
192,597	Fannie Mae, 4.5%, 5/1/41	216,224
405,523	Fannie Mae, 4.5%, 6/1/44	453,811
191,281	Fannie Mae, 4.5%, 5/1/49	211,001
137,136	Fannie Mae, 4.5%, 4/1/50	151,320
3,355,000	Fannie Mae, 4.5%, 1/1/51 (TBA)	3,635,981
52,172	Fannie Mae, 5.0%, 5/1/31	59,193
4,162	Fannie Mae, 5.0%, 6/1/40	4,837
2,491	Fannie Mae, 5.0%, 7/1/40	2,834
4,125	Fannie Mae, 5.5%, 9/1/33	4,789
5,088	Fannie Mae, 5.5%, 12/1/34	5,891
16,719	Fannie Mae, 5.5%, 10/1/35	19,571
3,282	Fannie Mae, 6.0%, 9/1/29	3,747
858	Fannie Mae, 6.0%, 10/1/32	977
2,404	Fannie Mae, 6.0%, 11/1/32	2,703
12,447	Fannie Mae, 6.0%, 11/1/32	13,995
7,754	Fannie Mae, 6.0%, 4/1/33	8,930
4,030	Fannie Mae, 6.0%, 5/1/33	4,543
3,966	Fannie Mae, 6.0%, 6/1/33	4,456
13,768	Fannie Mae, 6.0%, 7/1/34	16,222
1,637	Fannie Mae, 6.0%, 9/1/34	1,862
1,684	Fannie Mae, 6.0%, 7/1/38	1,925
65	Fannie Mae, 6.5%, 7/1/21	73
765	Fannie Mae, 6.5%, 4/1/29	857
1,836	Fannie Mae, 6.5%, 1/1/32	2,077
1,105	Fannie Mae, 6.5%, 2/1/32	1,259
1,585	Fannie Mae, 6.5%, 3/1/32	1,810
2,670	Fannie Mae, 6.5%, 4/1/32	2,992
1,131	Fannie Mae, 6.5%, 8/1/32	1,303
2,048	Fannie Mae, 6.5%, 8/1/32	2,334
18,413	Fannie Mae, 6.5%, 7/1/34	21,442
622	Fannie Mae, 7.0%, 11/1/29	624

The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
915	Fannie Mae, 7.0%, 9/1/30	$ 918
356	Fannie Mae, 7.0%, 7/1/31	366
1,452	Fannie Mae, 7.0%, 1/1/32	1,715
430	Fannie Mae, 7.5%, 2/1/31	513
2,879	Fannie Mae, 8.0%, 10/1/30	3,456
416,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/36	428,193
1,455,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/51	1,470,548
880,606	Federal Home Loan Mortgage Corp., 2.0%, 12/1/35	920,916
32,673	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	34,352
14,639	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	15,942
22,073	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	23,963
122,903	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	133,431
28,000	Federal Home Loan Mortgage Corp., 3.0%, 1/1/43	30,554
46,532	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	50,775
66,162	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	72,197
42,263	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	45,885
120,276	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	131,182
45,418	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	49,310
95,626	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	103,783
31,433	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	34,035
43,894	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	46,215
38,352	Federal Home Loan Mortgage Corp., 3.5%, 7/1/29	41,164
12,712	Federal Home Loan Mortgage Corp., 3.5%, 10/1/40	13,817
31,399	Federal Home Loan Mortgage Corp., 3.5%, 5/1/42	33,820
31,079	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	33,810
33,644	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	36,802
153,384	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	167,734
131,528	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	143,834
234,119	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	253,636
143,857	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	158,084
201,269	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	219,864
228,260	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	247,331
260,307	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	284,677
15,396	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	16,736
139,796	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	158,097
108,180	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	119,262
17,787	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	19,354
63,178	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	68,300
102,163	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	111,042
69,851	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	75,409
30,075	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	32,572
45,459	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	49,622
50,197	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	54,318
116,167	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	124,965
131,170	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	142,124
250,620	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	269,549
136,248	Federal Home Loan Mortgage Corp., 4.0%, 5/1/47	146,495
16,667	Federal Home Loan Mortgage Corp., 4.0%, 6/1/47	17,895

The accompanying notes are an integral part of these financial statements.
28

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
34,319	Federal Home Loan Mortgage Corp., 4.0%, 7/1/47	$ 36,939
112,709	Federal Home Loan Mortgage Corp., 4.0%, 10/1/47	120,672
353,781	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	383,697
378,612	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	410,567
142	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	148
2,874	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	3,341
3,161	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	3,674
5,777	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	6,720
15,640	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	18,193
7,775	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	9,061
10,618	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	12,479
344	Federal Home Loan Mortgage Corp., 6.0%, 10/1/32	386
2,993	Federal Home Loan Mortgage Corp., 6.0%, 11/1/32	3,375
3,655	Federal Home Loan Mortgage Corp., 6.0%, 12/1/32	4,345
6,549	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	7,830
2,827	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	3,209
735	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	855
1,982	Federal Home Loan Mortgage Corp., 6.5%, 1/1/29	2,223
948	Federal Home Loan Mortgage Corp., 6.5%, 4/1/31	1,078
3,888	Federal Home Loan Mortgage Corp., 6.5%, 10/1/31	4,357
1,348	Federal Home Loan Mortgage Corp., 6.5%, 2/1/32	1,512
1,789	Federal Home Loan Mortgage Corp., 6.5%, 3/1/32	2,005
7,150	Federal Home Loan Mortgage Corp., 6.5%, 4/1/32	8,248
3,062	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	3,507
160	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	161
621	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	627
956	Federal Home Loan Mortgage Corp., 7.0%, 2/1/31	1,121
648	Federal Home Loan Mortgage Corp., 7.0%, 3/1/32	651
1,636	Federal Home Loan Mortgage Corp., 7.0%, 4/1/32	1,892
28,392	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	29,667
1,244	Federal Home Loan Mortgage Corp., 7.5%, 8/1/31	1,458
510,000	Government National Mortgage Association, 2.0%, 1/15/51 (TBA)	533,329
850,000	Government National Mortgage Association, 2.5%, 1/1/51 (TBA)	899,805
100,000	Government National Mortgage Association, 3.0%, 1/1/51 (TBA)	104,570
430,000	Government National Mortgage Association, 3.0%, 2/1/51 (TBA)	449,921
155,692	Government National Mortgage Association I, 3.5%, 11/15/41	166,477
59,189	Government National Mortgage Association I, 3.5%, 8/15/42	63,365
27,209	Government National Mortgage Association I, 3.5%, 10/15/42	29,006
72,579	Government National Mortgage Association I, 3.5%, 1/15/45	77,368
52,379	Government National Mortgage Association I, 3.5%, 8/15/46	55,563
72,924	Government National Mortgage Association I, 4.0%, 1/15/25	79,110
56,357	Government National Mortgage Association I, 4.0%, 8/15/43	65,763
211,430	Government National Mortgage Association I, 4.0%, 3/15/44	225,583
18,587	Government National Mortgage Association I, 4.0%, 9/15/44	20,088
55,225	Government National Mortgage Association I, 4.0%, 4/15/45	59,683
79,747	Government National Mortgage Association I, 4.0%, 6/15/45	86,277
9,176	Government National Mortgage Association I, 4.0%, 7/15/45	10,116
10,466	Government National Mortgage Association I, 4.0%, 8/15/45	11,398

The accompanying notes are an integral part of these financial statements.
29

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
44,829	Government National Mortgage Association I, 4.5%, 5/15/39	$ 50,753
2,266	Government National Mortgage Association I, 4.5%, 8/15/41	2,524
1,774	Government National Mortgage Association I, 5.0%, 9/15/33	1,956
6,624	Government National Mortgage Association I, 5.5%, 3/15/33	7,410
7,817	Government National Mortgage Association I, 5.5%, 7/15/33	9,013
19,895	Government National Mortgage Association I, 5.5%, 8/15/33	22,973
9,959	Government National Mortgage Association I, 5.5%, 10/15/34	11,219
7,004	Government National Mortgage Association I, 6.0%, 4/15/28	8,055
5,297	Government National Mortgage Association I, 6.0%, 2/15/29	5,999
7,131	Government National Mortgage Association I, 6.0%, 9/15/32	8,343
1,346	Government National Mortgage Association I, 6.0%, 10/15/32	1,511
2,932	Government National Mortgage Association I, 6.0%, 10/15/32	3,294
8,992	Government National Mortgage Association I, 6.0%, 11/15/32	10,629
14,204	Government National Mortgage Association I, 6.0%, 11/15/32	16,012
4,606	Government National Mortgage Association I, 6.0%, 1/15/33	5,566
10,490	Government National Mortgage Association I, 6.0%, 12/15/33	12,108
7,616	Government National Mortgage Association I, 6.0%, 8/15/34	9,214
7,961	Government National Mortgage Association I, 6.0%, 8/15/34	8,944
885	Government National Mortgage Association I, 6.5%, 3/15/26	983
2,822	Government National Mortgage Association I, 6.5%, 6/15/28	3,229
3,062	Government National Mortgage Association I, 6.5%, 6/15/28	3,400
332	Government National Mortgage Association I, 6.5%, 2/15/29	369
2,869	Government National Mortgage Association I, 6.5%, 5/15/29	3,332
8,031	Government National Mortgage Association I, 6.5%, 5/15/29	9,204
16,902	Government National Mortgage Association I, 6.5%, 7/15/31	18,772
2,999	Government National Mortgage Association I, 6.5%, 9/15/31	3,390
5,523	Government National Mortgage Association I, 6.5%, 10/15/31	6,134
1,604	Government National Mortgage Association I, 6.5%, 12/15/31	1,840
2,213	Government National Mortgage Association I, 6.5%, 12/15/31	2,457
324	Government National Mortgage Association I, 6.5%, 4/15/32	369
995	Government National Mortgage Association I, 6.5%, 4/15/32	1,137
795	Government National Mortgage Association I, 6.5%, 6/15/32	883
896	Government National Mortgage Association I, 6.5%, 6/15/32	995
1,417	Government National Mortgage Association I, 6.5%, 6/15/32	1,602
4,457	Government National Mortgage Association I, 6.5%, 7/15/32	5,080
13,159	Government National Mortgage Association I, 6.5%, 12/15/32	15,587
12,980	Government National Mortgage Association I, 7.0%, 7/15/26	13,503
1,119	Government National Mortgage Association I, 7.0%, 9/15/27	1,141
12,760	Government National Mortgage Association I, 7.0%, 2/15/28	13,321
3,567	Government National Mortgage Association I, 7.0%, 11/15/28	3,933
2,450	Government National Mortgage Association I, 7.0%, 1/15/29	2,745
3,442	Government National Mortgage Association I, 7.0%, 6/15/29	3,749
593	Government National Mortgage Association I, 7.0%, 7/15/29	618
1,817	Government National Mortgage Association I, 7.0%, 7/15/29	2,025
588	Government National Mortgage Association I, 7.0%, 12/15/30	600
1,541	Government National Mortgage Association I, 7.0%, 2/15/31	1,575
2,012	Government National Mortgage Association I, 7.0%, 8/15/31	2,414
2,469	Government National Mortgage Association I, 7.0%, 5/15/32	2,479

The accompanying notes are an integral part of these financial statements.
30

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
134	Government National Mortgage Association I, 7.5%, 10/15/22	$ 138
80	Government National Mortgage Association I, 7.5%, 6/15/23	80
1,684	Government National Mortgage Association I, 7.5%, 10/15/29	1,752
6,211	Government National Mortgage Association II, 3.5%, 3/20/45	6,662
8,575	Government National Mortgage Association II, 3.5%, 4/20/45	9,486
12,497	Government National Mortgage Association II, 3.5%, 4/20/45	13,639
22,219	Government National Mortgage Association II, 3.5%, 4/20/45	24,538
76,980	Government National Mortgage Association II, 3.5%, 1/20/46	82,877
28,920	Government National Mortgage Association II, 3.5%, 3/20/46	32,516
150,109	Government National Mortgage Association II, 3.5%, 11/20/46	161,887
15,223	Government National Mortgage Association II, 4.0%, 8/20/39	16,833
18,245	Government National Mortgage Association II, 4.0%, 7/20/42	20,179
250,623	Government National Mortgage Association II, 4.0%, 7/20/44	276,614
24,492	Government National Mortgage Association II, 4.0%, 9/20/44	27,028
29,376	Government National Mortgage Association II, 4.0%, 3/20/46	32,232
90,031	Government National Mortgage Association II, 4.0%, 10/20/46	98,276
50,599	Government National Mortgage Association II, 4.0%, 2/20/48	56,155
60,344	Government National Mortgage Association II, 4.0%, 4/20/48	66,999
6,519	Government National Mortgage Association II, 4.5%, 9/20/41	7,262
42,034	Government National Mortgage Association II, 4.5%, 5/20/43	46,829
120,990	Government National Mortgage Association II, 4.5%, 1/20/44	134,799
83,835	Government National Mortgage Association II, 4.5%, 9/20/44	88,865
31,570	Government National Mortgage Association II, 4.5%, 10/20/44	35,172
65,616	Government National Mortgage Association II, 4.5%, 11/20/44	73,252
267,430	Government National Mortgage Association II, 4.5%, 2/20/48	291,016
7,714	Government National Mortgage Association II, 6.0%, 11/20/33	8,947
1,497	Government National Mortgage Association II, 6.5%, 8/20/28	1,712
2,353	Government National Mortgage Association II, 6.5%, 12/20/28	2,716
1,453	Government National Mortgage Association II, 6.5%, 9/20/31	1,709
1,677	Government National Mortgage Association II, 7.0%, 5/20/26	1,840
4,856	Government National Mortgage Association II, 7.0%, 2/20/29	5,553
724	Government National Mortgage Association II, 7.0%, 1/20/31	851
379	Government National Mortgage Association II, 7.5%, 8/20/27	436
121	Government National Mortgage Association II, 8.0%, 8/20/25	133
1,000,000(i)	U.S. Treasury Bills, 1/7/21	999,997
10,000,000(i)	U.S. Treasury Bills, 1/26/21	9,999,710
557,653	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	664,312
934,498	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1,300,352
1,763,265	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	2,481,704
7,425,000	U.S. Treasury Notes, 0.125%, 10/31/22	7,426,160
1,537,900	U.S. Treasury Notes, 0.25%, 10/31/25	1,531,292
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $63,404,661)	$ 65,251,334
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 101.8%
	(Cost $181,731,252)	$190,999,688

The accompanying notes are an integral part of these financial statements.
31

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)	Value
AFFILIATED ISSUER – 1.5%
CLOSED-END FUND – 1.5% of Net Assets
321,413(j)	Pioneer ILS Interval Fund	$141,936	$ —	$54,640	$ 2,728,793
TOTAL CLOSED-END FUND
	(Cost $3,263,545)				$ 2,728,793
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.5%
	(Cost $3,263,545)				$ 2,728,793
	OTHER ASSETS AND LIABILITIES – (3.3)%				$ (6,040,670)
	NET ASSETS – 100.0%				$187,687,811

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2020, the value of these securities amounted to $67,509,718, or 36.0% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.
(b)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2020.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Issued as preference shares.
(g)	Non-income producing security.
(h)	Consists of Revenue Bonds unless otherwise indicated.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$11,497	$595
Lorenz Re 2019	7/10/2019	8,368	1,695
Total Restricted Securities			$2,290

% of Net assets			0.0%†

The accompanying notes are an integral part of these financial statements.
32

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
32	U.S. 2 Year Note (CBT)	3/31/21	$7,064,484	$7,071,250	$6,766
112	U.S. 5 Year Note (CBT)	3/31/21	14,099,695	14,130,375	30,680
54	U.S. Ultra Bond (CBT)	3/22/21	11,690,102	11,532,375	(157,727)
			$32,854,281	$32,734,000	$(120,281)

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Short	Description	Date	Amount	Value	(Depreciation)
74	U.S. 10 Year Note (CBT)	3/22/21	$(10,207,125)	$(10,217,781)	$(10,656)
56	U.S. 10 Year Ultra	3/22/21	(8,789,406)	(8,756,125)	33,281
9	U.S. Long Bond (CBT)	3/22/21	(1,573,844)	(1,558,688)	15,156
			$(20,570,375)	$(20,532,594)	$37,781
TOTAL FUTURES CONTRACTS			$12,283,906	$12,201,406	$(82,500)

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
490,000	Markit CDX North America High
	Yield Series 35	Receive	5.00%	12/20/25	$(136)	$46,650	$46,514
TOTAL SWAP CONTRACT					$(136)	$46,650	$46,514

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2) Receive quarterly.
Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$22,209,586	$37,685,727
Other Long-Term Securities	$79,378,307	$95,470,372

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio engaged in sales of $18,921 which resulted in a net realized gain/(loss) of $1,069. During the year ended December 31, 2020, the Portfolio did not engage in purchases pursuant to these procedures.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $185,191,172 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,035,771
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,534,448)
Net unrealized appreciation	$8,501,323

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
33

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stock	$14,154	$—	$—	$14,154
Convertible Preferred Stocks	2,737,133	—	—	2,737,133
Asset Backed Securities	—	18,774,345	—	18,774,345
Collateralized Mortgage Obligations	—	23,995,438	—	23,995,438
Commercial Mortgage-Backed Securities	—	11,510,109	—	11,510,109
Corporate Bonds	—	65,226,291	—	65,226,291
Foreign Government Bonds	—	1,237,374	—	1,237,374
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	2,290	2,290
Municipal Bonds	—	65,864	—	65,864
Senior Secured Floating Rate Loan Interests	—	2,185,356	—	2,185,356
U.S. Government and Agency Obligations	—	65,251,334	—	65,251,334
Affiliated Closed-End Fund	—	2,728,793	—	2,728,793
Total Investments in Securities	$2,751,287	$190,974,904	$2,290	$193,728,481

Other Financial Instruments
Net unrealized depreciation on futures contracts	$(82,500)	$—	$—	$(82,500)
Swap contracts, at value	—	46,514	—	46,514
Total Other Financial Instruments	$(82,500)	$46,514	$—	$(35,986)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 12/31/19	$27,503
Realized gain (loss)(1)	—
Change in unrealized appreciation (depreciation)(2)	(789)
Accrued discounts/premiums	—
Purchases	—
Sales	(24,424)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 12/31/20	$2,290

(1)	Realized gain (loss) on these securities is included in net realized gain (loss) on investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended December 31, 2020, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2020:	$(789)

The accompanying notes are an integral part of these financial statements.
34

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $181,731,252)	$190,999,688
Investments in affiliated issuers, at value (cost $3,263,545)	2,728,793
Cash	6,424,366
Futures collateral	199,159
Swaps collateral	67,547
Due from broker for futures	604,657
Variation margin for futures contracts	23,062
Variation margin for centrally cleared swap contracts	701
Swap contracts, at value (net premiums paid $(136))	46,514
Receivables —
Investment securities sold	7,371,309
Portfolio shares sold	44,020
Dividends	9,588
Interest	908,979
Other assets	346
Total assets	$209,428,729

LIABILITIES:
Payables —
Investment securities purchased	$21,431,733
Portfolio shares repurchased	38,163
Trustees’ fees	169
Swaps collateral	16,308
Due to broker for swaps	46,380
Net unrealized depreciation on futures contracts	82,500
Due to affiliates	8,770
Accrued expenses	116,895
Total liabilities	$21,740,918

NET ASSETS:
Paid-in capital	$174,303,422
Distributable earnings	13,384,389
Net assets	$187,687,811

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $47,089,144/3,998,979 shares)	$11.78
Class II (based on $140,598,667/11,911,963 shares)	$11.80

The accompanying notes are an integral part of these financial statements.
35

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$5,775,265
Dividends from affiliated issuers	141,936
Dividends from unaffiliated issuers	105,579
Total investment income		$6,022,780
EXPENSES:
Management fees	$736,394
Administrative expense	97,393
Distribution fees
Class II	339,767
Custodian fees	88,222
Professional fees	57,975
Printing expense	27,229
Pricing fees	108,538
Trustees’ fees	7,944
Insurance expense	1,486
Miscellaneous	11,566
Total expenses		$1,476,514
Less fees waived and expenses reimbursed by the Adviser		(48,073)
Net expenses		$1,428,441
Net investment income		$4,594,339
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$6,181,167
Short sales	(151)
Futures contracts	(34,283)
Swap contracts	55,824
Other assets and liabilities denominated in foreign currencies	9,131	$6,211,688
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$3,724,594
Investments in affiliated issuers	54,640
Futures contracts	(99,398)
Swap contracts	101,268
Other assets and liabilities denominated in foreign currencies	(8)	$3,781,096
Net realized and unrealized gain (loss) on investments		$9,992,784
Net increase in net assets resulting from operations		$14,587,123

The accompanying notes are an integral part of these financial statements.
36

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$4,594,339	$5,209,935
Net realized gain (loss) on investments	6,211,688	485,111
Change in net unrealized appreciation (depreciation) on investments	3,781,096	9,865,428
Net increase in net assets resulting from operations	$14,587,123	$15,560,474
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.34 and $0.36 per share, respectively)	$(1,461,488)	$(1,582,496)
Class II ($0.32 and $0.33 per share, respectively)	(3,784,139)	(4,054,843)
Total distributions to shareowners	$(5,245,627)	$(5,637,339)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$29,369,220	$31,325,218
Reinvestment of distributions	5,245,627	5,637,339
Cost of shares repurchased	(46,368,379)	(28,775,440)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$(11,753,532)	$8,187,117
Net increase (decrease) in net assets	$(2,412,036)	$18,110,252
NET ASSETS:
Beginning of year	$190,099,847	$171,989,595
End of year	$187,687,811	$190,099,847

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,151,890	$12,894,356	996,128	$10,900,057
Reinvestment of distributions	129,385	1,461,488	143,788	1,582,496
Less shares repurchased	(1,679,925)	(18,956,735)	(1,109,052)	(12,124,372)
Net increase (decrease)	(398,650)	$(4,600,891)	30,864	$358,181
Class II
Shares sold	1,437,993	$16,474,864	1,849,187	$20,425,161
Reinvestment of distributions	334,137	3,784,139	367,521	4,054,843
Less shares repurchased	(2,455,724)	(27,411,644)	(1,510,116)	(16,651,068)
Net increase (decrease)	(683,594)	$(7,152,641)	706,592	$7,828,936

The accompanying notes are an integral part of these financial statements.
37

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$11.17	$10.56	$11.04	$10.96	$10.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.30	$0.33	$0.33	$0.29	$0.27
Net realized and unrealized gain (loss) on investments	0.65	0.64	(0.42)	0.14	0.18
Net increase (decrease) from investment operations	$0.95	$0.97	$(0.09)	$0.43	$0.45
Distributions to shareowners:
Net investment income	$(0.34)	$(0.36)	$(0.36)	$(0.31)	$(0.31)
Net realized gain	—	—	(0.03)	(0.04)	(0.01)
Total distributions	$(0.34)	$(0.36)	$(0.39)	$(0.35)	$(0.32)

Net increase (decrease) in net asset value	$0.61	$0.61	$(0.48)	$0.08	$0.13
Net asset value, end of period	$11.78	$11.17	$10.56	$11.04	$10.96
Total return (b)	8.70%	9.27%	(0.84)%	4.01%	4.10%
Ratio of net expenses to average net assets	0.59%	0.59%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	2.68%	3.03%	3.07%	2.59%	2.46%
Portfolio turnover rate	59%	48%	44%	42%	50%
Net assets, end of period (in thousands)	$47,089	$49,115	$46,125	$49,672	$48,442
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62%	0.62%	0.64%	0.61%	0.68%
Net investment income (loss) to average net assets	2.65%	3.00%	3.04%	2.59%	2.40%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
38

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$11.19	$10.59	$11.07	$10.99	$10.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.31	$0.30	$0.26	$0.25
Net realized and unrealized gain (loss) on investments	0.65	0.62	(0.42)	0.15	0.18
Net increase (decrease) from investment operations	$0.93	$0.93	$(0.12)	$0.41	$0.43
Distributions to shareowners:
Net investment income	$(0.32)	$(0.33)	$(0.33)	$(0.29)	$(0.28)
Net realized gain	—	—	(0.03)	(0.04)	(0.01)
Total distributions	$(0.32)	$(0.33)	$(0.36)	$(0.33)	$(0.29)

Net increase (decrease) in net asset value	$0.61	$0.60	$(0.48)	$0.08	$0.14
Net asset value, end of period	$11.80	$11.19	$10.59	$11.07	$10.99
Total return (b)	8.42%	8.90%	(1.08)%	3.74%	3.92%
Ratio of net expenses to average net assets	0.84%	0.84%	0.86%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	2.43%	2.79%	2.83%	2.35%	2.21%
Portfolio turnover rate	59%	48%	44%	42%	50%
Net assets, end of period (in thousands)	$140,599	$140,985	$125,865	$122,239	$95,484
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.87%	0.87%	0.89%	0.86%	0.94%
Net investment income (loss) to average net assets	2.40%	2.76%	2.80%	2.35%	2.16%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
39

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Trust’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an
40

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
41

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
During the year ended December 31, 2020, a capital loss carryforward of $793,329 was utilized to offset net realized gains by the Portfolio.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$5,245,627	$5,637,339
Total	$5,245,627	$5,637,339

42

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$1,861,101
Undistributed long term capital gain	3,021,965
Net unrealized appreciation	8,501,323
Total	$13,384,389

The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, credit default swaps, the mark to market of futures contracts and credit default swaps.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the Portfolio invests, and financial markets generally.
43

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020 are listed in the Schedule of Investments.
H.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
44

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2020, is listed in the Schedule of Investments.
I.   Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended December 31, 2020, was $3,632,187. Open futures contracts outstanding at December 31, 2020, are listed in the Schedule of Investments.
J.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
45

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended December 31, 2020, was $(27,461). Open credit default swap contracts at December 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio’s average daily net assets. For the year ended December 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2020, the Adviser waived $48,073 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2020, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,897 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
46

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,944 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $169.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,873 in distribution fees payable to the Distributor at December 31, 2020.
6. Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. At December 31, 2020, the value of the Portfolio’s investment in affiliated issuers was $2,728,793, which represents 1.5% of the Portfolio’s net assets.
Transactions in affiliated issuers by the Portfolio for the year ended were as follows:
Change in
			Net Unrealized	Net Realized
			Appreciation/	Gain/(Loss)
			(Depreciation)	From	Dividends	Shares
	Value at		from Investments	Investments	from	held at	Value at
Name of the	December 31,	Purchase	in Affiliated	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2019	Costs	Issuers	Issuers	Affiliated Issuers	2020	2020
Pioneer ILS
Interval Fund	$2,674,153	$ —	$54,640	$ —	$141,936	321,413	$2,728,793

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
47

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2020, was as follows:
Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Swap contracts, at value	$—	$46,514	$—	$—	$—
Total Value	$—	$46,514	$—	$—	$—
Liabilities
Net unrealized depreciation
on futures contracts	$82,500	$—	$—	$—	$—
Total Value	$82,500	$—	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2020 was as follows:
Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Futures contracts	$(34,283)	$—	$—	$—	$—
Swap contracts	—	55,824	—	—	—
Total Value	$(34,283)	$55,824	$—	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$(99,398)	$—	$—	$—	$—
Swap contracts	—	101,268	—	—	—
Total Value	$(99,398)	$101,268	$—	$—	$—

48

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Bond VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 17, 2021
49

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 77.73%
50

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Bond VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
51

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
52

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
53

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner,	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Jr. (69)	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
Trustee	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

54

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
55

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

56

This page was intentionally left blank.

57

This page was intentionally left blank.

58

This page was intentionally left blank.

59

This page was intentionally left blank.

60

This page was intentionally left blank.

61

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18656-15-0221

Pioneer Variable Contracts Trust
Pioneer Equity Income

VCT Portfolio
Class I and II Shares
Annual Report | December 31, 2020

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20
5 Largest Holdings
(As a percentage of total investments)*
1.	Verizon Communications, Inc.	2.26%
2.	KLA-Tencor Corp.	2.19
3.	Abbott Laboratories	2.15
4.	Eli Lilly & Co.	2.02
5.	Bank of America Corp.	1.96

*
Excludes temporary cash investments and all derivative contracts except for options pur- chased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered rec- ommendations to buy or sell any securities.

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$15.51	$16.65
Class II	$15.79	$16.92

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.3904	$ –	$0.5737
Class II	$0.3513	$ –	$0.5737

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2020)
			Russell 1000
	Class I	Class II	Value Index
10 Years	10.53%	10.26%	10.50%
5 Years	9.67%	9.42%	9.74%
1 Year	-0.04%	-0.26%	2.80%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.
Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,173.51	$1,171.90
Expenses Paid During Period*	$4.37	$5.73

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,021.11	$1,019.86
Expenses Paid During Period*	$4.06	$5.33

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the 12-month period ended December 31, 2020. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi US, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi US.
Q:  How did the Portfolio perform over the 12-month period ended December 31, 2020?
A:   Pioneer Equity Income VCT Portfolio’s Class I shares returned -0.04% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned -0.26%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned 2.80%.
Q:  How would you describe the market for equities during the 12-month period ended December 31, 2020, particularly for the types of equities deemed appropriate for the Portfolio?
A:   The 12-month period ended December 31, 2020, was a memorable one. Through the middle of February, the stock market rose moderately and appeared quite stable. Then the COVID-19 virus hit, and the market took a deep plunge as the economy almost completely shut down, unemployment rose dramatically, and prospects for continued growth darkened. The market low was reached on March 23. As abruptly as the market had fallen, however, it turned around and began climbing. The US government stepped in with dramatic personal-income and business support measures, and the Federal Reserve (Fed) dropped the target range of the federal funds rate to near zero, while also undertaking extensive debt purchases to restore confidence in financial markets. Investors also took heart from optimistic predictions for vaccines and treatments for COVID-19 and hoped that the masking, social distancing, and other restrictions enforced or encouraged would be effective in keeping the virus in check in the meantime. By early June, though, skepticism re-emerged, and the market moved largely sideways through the end of October. Concerning investors as well was the upcoming national election in early November and the uncertainties for future public policy. The market then continued its ascent into the last part of the year, as Pfizer and Moderna released interim results showing greater than 90% efficacy for their COVID-19 vaccines — which subsequently received emergency use authorization from the Food and Drug Administration (FDA). (Neither Pfizer nor Moderna was a Portfolio holding as of December 31, 2020.) In addition, the prospects of a Biden presidency as well as full Democratic Party control of Congress raised hopes for passage of another large fiscal stimulus package that would provide relief to the consumer.
A steady theme throughout the time of preoccupation with the pandemic was a preference among investors for companies with growth potential and less dependence on the business cycle — in fact with potential enhanced, if anything, by the new, stay-at-home work routine and “cocooned” life style for many individuals. Despite value stocks rallying late in the year on positive COVID-19 vaccines development, the gulf in performance between growth and
4

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

value stocks was among the widest on record. To illustrate, from December 31, 2019, to December 31, 2020, the Russell 1000 Growth Index showed a total return of 38.49%, versus a return of 2.80% for the Portfolio’s benchmark, the Russell 1000 Value Index, an advantage of almost 36%. During the 12-month period, investors were particularly enamored with the high-growth potential of the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google [Alphabet]) and their close kin. (None of the FAANG stocks were held in the Portfolio as of December 31, 2020.)
In the Portfolio’s investment universe of value stocks – the non-FAANG world, if you will – there were some companies that attracted investors, notably providers of cleaning supplies, packaged foods, and medical tests, as well as developers of potential treatments and vaccines for COVID-19. Many other value stocks, however, in sectors ranging from consumer cyclicals and financial services to energy and industrials, took a backseat to the favored growth names.
Q:  Could you please discuss the main factors that affected the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?
A:   The Portfolio underperformed the benchmark over the 12-month period. On the plus side, the Portfolio had overweight positions in several of the stocks that sparkled during the market’s pandemic-focused period, which aided benchmark-relative returns. For example, Progressive enjoyed good profits in its auto insurance business line as miles driven declined with the stay-at-home environment; Eli Lilly benefited from testing treatments for patients sick with the COVID-19 virus; Target gained market share with its omni-channel strategy and stores remaining open, having been classified as an essential business; and KLA saw strong backlogs as working-from-home, remote learning, and increased interest in gaming helped drive demand for the products requiring microchips that KLA’s equipment helps to make. We also managed to avoid investing the Portfolio in some of stocks that struggled significantly during the 12-month period, and that avoidance contributed positively to relative performance.
On the negative side, detractors from the Portfolio’s benchmark-relative results included shares of Cedar Fair, which suffered from the total shutdown of its amusement parks; refiners Phillips 66 and Valero Energy, which saw their businesses plummet with the collapse of air travel and the decline in commuting; M&T Bank, which saw COVID-19 have a detrimental effect on its apartment, hospitality, and retail loan books in New York City; and Nordstrom, which opened a major department store in New York City just in time to see the virus arrive in the US, and the resulting restrictions on retailing. In the case of Nordstrom, we sold the Portfolio’s position out of concern that the finances of the company were becoming strained. We have been watching all of the Portfolio’s positions for signs of stress during this difficult time.
5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

Q:  Could you highlight some of the more notable changes you made Portfolio during the 12-month period ended December 31, 2020?
A:   A sector in which the Portfolio has typically been overweighted, going all the way back to its inception, is utilities. The regulated nature of utilities typically provides investors with above-average confidence in the sustainability of dividend* payments. However, in recent years, as interest rates declined to very low levels and investors became desirous of securities providing higher income yields,utilities stocks, we thought, became expensive, and so we moved the Portfolio to an underweight exposure to the sector versus the Russell 1000 Value Index. During this recent 12-month period, utility stocks performed quite modestly, and we began to see potential opportunities in the sector, and so we added some positions, which resulted in a Portfolio overweight, once again, in utilities versus the benchmark.
Another sector where we were active during the 12-month period was information technology, where we added Portfolio positions in primarily payroll-processing companies and payment-services providers, though we also established a position in a company that provides technology solutions to businesses.
With regard to sales during the 12-month period, we exited some Portfolio positions that we felt could be impaired longer than average as a result of the COVID-19-caused slowdown, including holdings within the energy and industrials sectors, where the effects of the pandemic have been significant.
Q:  Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2020?
A:   No. The Portfolio had no exposure to derivatives during the period.
Q:  The Portfolio typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the 12-month period ended December 31, 2020?
A:   At a time when companies were clearly worried about the economy and the spread of the virus, many managements were understandably focused on conserving financial resources. Few companies raised their dividends, and some reduced or even omitted dividend payments. While we have customarily focused the Portfolio’s investments on companies with dividends covered by earnings and have, as a result, seen some of the Portfolio’s holdings not only sustain but also regularly increase dividends over time, in the environment which predominated during the 12 months ended December 31, 2020, we saw even companies we had considered to be quite strong financially encounter extremely difficult business conditions.
In a small number of cases, we have continued holding stocks where managements took adverse action on the company’s dividend during the period. Those instances have been ones where we felt that the conditions were beyond the control of management rather than the consequence of management missteps. Nonetheless, we are watching all of the Portfolio’s holdings quite closely and shall take decisions we think are appropriate when financial strains on companies force changes in their business plans.
*	Dividends are not guaranteed.
6

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

We should also say that we shall be watching closely the new political environment in Washington, DC, post the recent election. Changes in federal tax rates on dividend payments could affect companies’ views with respect to the amount of dividend income they believe is beneficial for them to distribute to shareholders. Higher corporate tax rates, too, could reduce the growth of companies’ earnings and dividends.
Q:  What is your outlook for equities as the US economy continues to deal with the effects of the COVID-19 situation?
A:   Thus far, two vaccines have been approved for emergency use authorization in the US. Assuming the ability to distribute the vaccines and inoculate large numbers of people in the US and elsewhere in the world over the next six months or so (and a smooth process is by no means certain), there will still be many questions about the US economy, in particular, as well as the enduring ramifications of what we have been going through over the past several months. Will work and leisure patterns snap back; will higher costs of doing business persist; what shifts might occur in time horizons for investments; how quickly will people feel comfortable with saving less?
The market bounce-back from the March 23, 2020, nadir was for sure impressive, and the frequent forecasting successes of the market historically have been noteworthy. However, there are no guarantees whatsoever that the market has gauged this or any other situation correctly, or that market participants have taken adequately into account all of the variables and potential outcomes.
As always, we intend during the coming months to focus our attention closely on individual companies and their potential both for meeting the probable challenges and capturing the possible opportunities.
Thank you for your support.
Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS – 98.9%
	COMMON STOCKS – 98.9% of Net Assets
	Air Freight & Logistics – 0.6%
6,878	CH Robinson Worldwide, Inc.	$ 645,638
	Total Air Freight & Logistics	$ 645,638
	Auto Components – 1.3%
36,631	BorgWarner, Inc.	$ 1,415,422
	Total Auto Components	$ 1,415,422
	Automobiles – 0.5%
20,507	Honda Motor Co. Ltd. (A.D.R.)	$ 579,323
	Total Automobiles	$ 579,323
	Banks – 7.1%
70,470	Bank of America Corp.	$ 2,135,946
6,804	Canadian Imperial Bank of Commerce	581,538
11,998	JPMorgan Chase & Co.	1,524,586
9,164	M&T Bank Corp.	1,166,577
10,932	PNC Financial Services Group, Inc.	1,628,868
15,920	Truist Financial Corp.	763,045
	Total Banks	$ 7,800,560
	Capital Markets – 6.6%
23,842	Bank of New York Mellon Corp.	$ 1,011,854
9,652	Charles Schwab Corp.	511,942
2,090	CME Group, Inc.	380,485
20,411	Morgan Stanley	1,398,766
11,528	Northern Trust Corp.	1,073,718
12,463	State Street Corp.	907,057
13,194	T Rowe Price Group, Inc.	1,997,440
	Total Capital Markets	$ 7,281,262
	Chemicals – 3.4%
12,605	Celanese Corp.	$ 1,637,894
6,299	Corteva, Inc.	243,897
9,433	Dow, Inc.	523,532
8,664	DuPont de Nemours, Inc.	616,097
1,000	Ecolab, Inc.	216,360
4,251	FMC Corp.	488,567
	Total Chemicals	$ 3,726,347
	Commercial Services & Supplies – 1.2%
8,777	MSA Safety, Inc.	$ 1,311,196
	Total Commercial Services & Supplies	$ 1,311,196
	Communications Equipment – 0.7%
17,647	Cisco Systems, Inc.	$ 789,703
	Total Communications Equipment	$ 789,703
	Distributors – 0.8%
8,526	Genuine Parts Co.	$ 856,266
	Total Distributors	$ 856,266

The accompanying notes are an integral part of these financial statements.
8

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Diversified Telecommunication Services – 3.5%
31,044	AT&T, Inc.	$ 892,825
11,125	BCE, Inc.	476,150
41,937	Verizon Communications, Inc.	2,463,799
	Total Diversified Telecommunication Services	$ 3,832,774
	Electric Utilities – 3.3%
35,466	Alliant Energy Corp.	$ 1,827,563
9,587	American Electric Power Co., Inc.	798,310
7,308	NextEra Energy, Inc.	563,812
14,750	PPL Corp.	415,950
	Total Electric Utilities	$ 3,605,635
	Electrical Equipment – 0.6%
8,517	Emerson Electric Co.	$ 684,511
	Total Electrical Equipment	$ 684,511
	Electronic Equipment, Instruments & Components – 1.3%
2,576	CDW Corp.	$ 339,491
9,417	TE Connectivity, Ltd.	1,140,116
	Total Electronic Equipment, Instruments & Components	$ 1,479,607
	Equity Real Estate Investment Trusts (REIT) – 3.3%
11,749	Alexandria Real Estate Equities, Inc.	$ 2,093,907
7,625	Camden Property Trust	761,890
3,508	Digital Realty Trust, Inc.	489,401
3,318	Prologis, Inc.	330,672
	Total Equity Real Estate Investment Trusts (REIT)	$ 3,675,870
	Food & Staples Retailing – 0.3%
2,181	Walmart, Inc.	$ 314,391
	Total Food & Staples Retailing	$ 314,391
	Food Products – 6.8%
1,764	Calavo Growers, Inc.	$ 122,474
15,931	General Mills, Inc.	936,743
2,936	Hershey Co.	447,241
5,388	John B Sanfilippo & Son, Inc.	424,898
17,375	Kellogg Co.	1,081,246
13,953	Lamb Weston Holdings, Inc.	1,098,659
9,732	McCormick & Co., Inc., Class VTG	930,379
28,704	Mondelez International, Inc.	1,678,323
6,516	Nestle S.A. (A.D.R.)	767,585
	Total Food Products	$ 7,487,548
	Health Care Equipment & Supplies – 3.6%
21,402	Abbott Laboratories	$ 2,343,305
2,759	Becton Dickinson and Co.	690,357
23,096	Smith & Nephew Plc (A.D.R.)	973,958
	Total Health Care Equipment & Supplies	$ 4,007,620

The accompanying notes are an integral part of these financial statements.
9

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	Health Care Providers & Services – 3.8%
8,602	AmerisourceBergen Corp.	$ 840,931
2,106	Anthem, Inc.	676,216
10,825	CVS Health Corp.	739,347
2,247	Humana, Inc.	921,877
8,487	Quest Diagnostics, Inc.	1,011,396
	Total Health Care Providers & Services	$ 4,189,767
	Hotels, Restaurants & Leisure – 0.8%
20,941	Cedar Fair LP	$ 823,819
	Total Hotels, Restaurants & Leisure	$ 823,819
	Household Products – 1.2%
6,498	Clorox Co.	$ 1,312,076
	Total Household Products	$ 1,312,076
	Industrial Conglomerates – 1.3%
6,686	Honeywell International, Inc.	$ 1,422,112
	Total Industrial Conglomerates	$ 1,422,112
	Insurance – 5.0%
12,395	Chubb, Ltd.	$ 1,907,838
9,606	First American Financial Corp.	495,958
21,947	Lincoln National Corp.	1,104,154
45,076	Sun Life Financial, Inc.	2,004,079
	Total Insurance	$ 5,512,029
	IT Services – 2.7%
2,185	Accenture Plc	$ 570,744
2,788	Automatic Data Processing, Inc.	491,246
3,419	Fidelity National Information Services, Inc.	483,652
9,029	Leidos Holdings, Inc.	949,128
5,644	Paychex, Inc.	525,908
	Total IT Services	$ 3,020,678
	Machinery – 6.0%
5,271	Caterpillar, Inc.	$ 959,427
60,686	Gorman-Rupp Co.	1,969,261
21,184	Komatsu, Ltd. (A.D.R.)	586,426
5,572	Oshkosh Corp.	479,582
20,537	PACCAR, Inc.	1,771,932
11,477	Timken Co.	887,861
	Total Machinery	$ 6,654,489
	Media – 1.2%
17,197	Comcast Corp.	$ 901,123
16,497	Interpublic Group of Cos., Inc.	388,009
	Total Media	$ 1,289,132
	Metals & Mining – 4.9%
12,842	Kaiser Aluminum Corp.	$ 1,270,074
14,427	Materion Corp.	919,288
24,798	Nucor Corp.	1,319,006
15,824	Reliance Steel & Aluminum Co.	1,894,924
	Total Metals & Mining	$ 5,403,292

The accompanying notes are an integral part of these financial statements.
10

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Multiline Retail – 1.6%
10,154	Target Corp.	$ 1,792,486
	Total Multiline Retail	$ 1,792,486
	Multi-Utilities – 3.3%
13,617	Ameren Corp.	$ 1,062,943
12,023	CMS Energy Corp.	733,523
20,589	WEC Energy Group, Inc.	1,894,806
	Total Multi-Utilities	$ 3,691,272
	Oil, Gas & Consumable Fuels – 4.5%
12,935	Chevron Corp.	$ 1,092,361
16,822	ConocoPhillips	672,712
26,716	Marathon Petroleum Corp.	1,104,974
17,584	Phillips 66	1,229,825
16,078	Valero Energy Corp.	909,532
	Total Oil, Gas & Consumable Fuels	$ 5,009,404
	Pharmaceuticals – 6.7%
36,277	AstraZeneca Plc (A.D.R.)	$ 1,813,487
13,074	Eli Lilly & Co.	2,207,414
22,339	Merck & Co., Inc.	1,827,330
21,456	Novo Nordisk AS (A.D.R.)	1,498,702
	Total Pharmaceuticals	$ 7,346,933
	Semiconductors & Semiconductor Equipment – 5.8%
8,754	Analog Devices, Inc.	$ 1,293,228
4,110	CMC Materials, Inc.	621,843
10,119	Intel Corp.	504,129
9,239	KLA-Tencor Corp.	2,392,069
9,813	Texas Instruments, Inc.	1,610,608
	Total Semiconductors & Semiconductor Equipment	$ 6,421,877
	Specialty Retail – 0.6%
9,607	TJX Cos., Inc.	$ 656,062
	Total Specialty Retail	$ 656,062
	Textiles, Apparel & Luxury Goods – 2.3%
12,640	Carter’s, Inc.	$ 1,189,045
15,545	VF Corp.	1,327,698
	Total Textiles, Apparel & Luxury Goods	$ 2,516,743
	Trading Companies & Distributors – 1.9%
23,586	Fastenal Co.	$ 1,151,705
80,520	Ferguson Plc (A.D.R.)	975,089
	Total Trading Companies & Distributors	$ 2,126,794
	Water Utilities – 0.4%
2,814	American Water Works Co., Inc.	$ 431,865
	Total Water Utilities	$ 431,865

The accompanying notes are an integral part of these financial statements.
11

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	TOTAL COMMON STOCKS
	(Cost $76,033,410)	$109,114,503
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.9%
	(Cost $76,033,410)	$109,114,503
	OTHER ASSETS AND LIABILITIES – 1.1%	$ 1,222,044
	NET ASSETS – 100.0%	$110,336,547

REIT Real Estate Investment Trust.
(A.D.R.) American Depositary Receipts.
Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020, aggregated $14,778,150 and $29,794,471, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $75,828,738 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 35,175,681
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,889,916)
Net unrealized appreciation	$ 33,285,765

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements – Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements – Note 1A.
The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$109,114,503	$—	$—	$109,114,503
Total Investments in Securities	$109,114,503	$—	$—	$109,114,503

During the year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
12

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $76,033,410)	$109,114,503
Cash	1,138,776
Foreign currencies, at value (cost $6,243)	6,508
Receivables —
Portfolio shares sold	38,845
Dividends	231,850
Interest	8,540
Other assets	3,381
Total assets	$110,542,403
LIABILITIES:
Payables —
Portfolio shares repurchased	$145,773
Trustees’ fees	94
Administrative fees	9,910
Professional fees	38,547
Due to affiliates	6,557
Accrued expenses	4,975
Total liabilities	$205,856
NET ASSETS:
Paid-in capital	$80,486,586
Distributable earnings	29,849,961
Net assets	$110,336,547
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $75,613,487/4,874,012 shares)	$15.51
Class II (based on $34,723,060/2,199,159 shares)	$15.79

The accompanying notes are an integral part of these financial statements.
13

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $24,097)	$2,882,553
Interest from unaffiliated issuers	7,004
Total investment income		$2,889,557
EXPENSES:
Management fees	$682,406
Administrative expense	76,918
Distribution fees
Class II	80,412
Custodian fees	4,195
Professional fees	46,490
Printing expense	17,937
Trustees’ fees	7,353
Insurance expense	256
Miscellaneous	2,096
Total expenses		$918,063
Net investment income		$1,971,494
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,592,895)
Other assets and liabilities denominated in foreign currencies	(1,009)	$(3,593,904)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(376,591)
Other assets and liabilities denominated in foreign currencies	8,605	$(367,986)
Net realized and unrealized gain (loss) on investments		$(3,961,890)
Net decrease in net assets resulting from operations		$(1,990,396)

The accompanying notes are an integral part of these financial statements.
14

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,971,494	$2,612,778
Net realized gain (loss) on investments	(3,593,904)	5,251,088
Change in net unrealized appreciation (depreciation) on investments	(367,986)	20,166,158
Net increase (decrease) in net assets resulting from operations	$(1,990,396)	$28,030,024
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.96 and $11.63 per share, respectively)	$(4,783,755)	$(39,584,740)
Class II ($0.92 and $11.57 per share, respectively)	(2,044,931)	(15,785,052)
Total distributions to shareowners	$(6,828,686)	$(55,369,792)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$10,173,594	$8,799,744
Reinvestment of distributions	6,828,686	55,369,792
Cost of shares repurchased	(26,377,213)	(24,080,089)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(9,374,933)	$40,089,447
Net increase (decrease) in net assets	$(18,194,015)	$12,749,679
NET ASSETS:
Beginning of year	$128,530,562	$115,780,883
End of year	$110,336,547	$128,530,562

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	153,265	$2,184,035	117,423	$2,220,426
Reinvestment of distributions	356,246	4,783,755	2,551,494	39,584,740
Less shares repurchased	(1,017,480)	(14,858,098)	(798,898)	(14,700,720)
Net increase (decrease)	(507,969)	$(7,890,308)	1,870,019	$27,104,446
Class II
Shares sold	550,488	$7,989,559	360,486	$6,579,318
Reinvestment of distributions	149,550	2,044,931	1,001,956	15,785,052
Less shares repurchased	(800,045)	(11,519,115)	(484,686)	(9,379,369)
Net increase (decrease)	(100,007)	$(1,484,625)	877,756	$12,985,001

The accompanying notes are an integral part of these financial statements.
15

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$16.65	$23.41	$32.49		$31.25	$28.18
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.42	$0.81		$0.60	$0.67
Net realized and unrealized gain (loss) on investments	(0.46)	4.45	(2.99)		3.91	4.69
Net increase (decrease) from investment operations	$(0.18)	$4.87	$(2.18)		$4.51	$5.36
Distributions to shareowners:
Net investment income	$(0.39)	$(0.56)	$(0.70)		$(0.55)	$(0.61)
Net realized gain	(0.57)	(11.07)	(6.20)		(2.72)	(1.68)
Total distributions	$(0.96)	$(11.63)	$(6.90)		$(3.27)	$(2.29)
Net increase (decrease) in net asset value	$(1.14)	$(6.76)	$(9.08)		$1.24	$3.07
Net asset value, end of period	$15.51	$16.65	$23.41		$32.49	$31.25
Total return (b)	(0.04)%	25.56%	(8.59	)%(c)	15.46%	19.80	%(d)
Ratio of net expenses to average net assets	0.80%	0.79%	0.79%		0.71%	0.72%
Ratio of net investment income (loss) to average net assets	1.95%	2.18%	2.82%		1.90%	2.31%
Portfolio turnover rate	14%	21%	28%		33%	37%
Net assets, end of period (in thousands)	$75,613	$89,623	$82,212		$105,198	$131,825

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
16

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$16.92	$23.62	$32.70		$31.43	$28.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25	$0.38	$0.50		$0.52	$0.60
Net realized and unrealized gain (loss) on investments	(0.46)	4.49	(2.75)		3.94	4.72
Net increase (decrease) from investment operations	$(0.21)	$4.87	$(2.25)		$4.46	$5.32
Distributions to shareowners:
Net investment income	$(0.35)	$(0.50)	$(0.63)		$(0.47)	$(0.54)
Net realized gain	(0.57)	(11.07)	(6.20)		(2.72)	(1.68)
Total distributions	$(0.92)	$(11.57)	$(6.83)		$(3.19)	$(2.22)
Net increase (decrease) in net asset value	$(1.13)	$(6.70)	$(9.08)		$1.27	$3.10
Net asset value, end of period	$15.79	$16.92	$23.62		$32.70	$31.43
Total return (b)	(0.26)%	25.23%	(8.77	)%(c)	15.18%	19.53	%(d)
Ratio of net expenses to average net assets	1.05%	1.04%	0.98%		0.97%	0.96%
Ratio of net investment income (loss) to average net assets	1.70%	1.93%	1.61%		1.65%	2.07%
Portfolio turnover rate	14%	21%	28%		33%	37%
Net assets, end of period (in thousands)	$34,723	$38,908	$33,569		$247,973	$230,107

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
18

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs
19

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At December 31, 2020, the Portfolio reclassified $5,525 to increase distributable earnings and $5,525 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At December 31, 2020, the Portfolio was permitted to carry forward indefinitely $983,433 of short-term and $2,522,628 of long-term losses.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$2,715,228	$3,252,078
Long-term capital gain	4,113,458	52,117,714
Total	$6,828,686	$55,369,792
The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$77,497
Capital loss carry forward	(3,506,061)
Net unrealized appreciation	33,278,525
Total	$29,849,961
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
20

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2020, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,855 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
21

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,353 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $94.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $702 in distribution fees payable to the Distributor at December 31, 2020.
22

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 17, 2021
23

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

For the year ended December 31, 2020, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.
24

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
25

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s
26

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
27

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

28

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
29

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

30

This page was intentionally left blank.
31

This page was intentionally left blank.
32

This page was intentionally left blank.
33

This page was intentionally left blank.
34

This page was intentionally left blank.
35

This page was intentionally left blank.
36

This page was intentionally left blank.
37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18648-15-0221

Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth

VCT Portfolio
Class I Shares
Annual Report | December 31, 2020

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

5 Largest Holdings
(As a percentage of total investments)*
1.	Micron Technology, Inc.	1.92%
2.	Lam Research Corp.	1.90
3.	Synopsys, Inc.	1.89
4.	MSCI, Inc.	1.86
5.	Brinker International, Inc.	1.80

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$37.52	$29.12

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$ –	$ –	$2.2141

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2020)
		Russell Midcap
	Class I	Growth Index
10 Years	14.50%	15.04%
5 Years	18.50%	18.66%
1 Year	39.17%	35.59%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I
Beginning Account Value on 7/1/20	$1,000.00
Ending Account Value on 12/31/20	$1,356.04
Expenses Paid During Period*	$5.27

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I
Beginning Account Value on 7/1/20	$1,000.00
Ending Account Value on 12/31/20	$1,020.66
Expenses Paid During Period*	$4.52

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2020. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi US, and David Sobell, a vice president and portfolio manager at Amundi US.
Q:  How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned 39.17% at net asset value (NAV) during the 12-month period ended December 31, 2020, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 38.49%.
Q:   How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2020?
A:   The annual reporting period beginning January 1, 2020, and ending on December 31, 2020, was one of the most volatile 12-month periods in history for domestic equity investors. The period began on a strong note, with domestic equities turning in solidly positive performance from the start of the year through February 19, 2020.
Then, as investors began to react to the COVID-19 pandemic and the potential economic consequences of the lockdowns imposed by state and local governments aimed at containing the rate of infections (“flattening the curve”), equity prices sharply reversed. To illustrate, the S&P 500 Index and the Portfolio’s benchmark, the Russell Index, declined by nearly 34% and 36%, respectively, between February 19 and March 23.
After the market bottomed on March 23, the final nine months of the 12-month period saw domestic equities stage a stunning positive reversal, as the S&P 500 Index and the Russell Index both rallied and ended up posting very strong gains for the calendar year overall, and more than made up for all of the previous losses sustained in February and March.
When all was said and done, the Russell Index had returned 38.49% for the full 12-month period, besting the performance of just about every other domestic equity index, including the S&P 500 Index and the Russell Midcap Value Index, which returned 18.40% and 2.80%, respectively, over the 12 months ended December 31, 2020.
The recovery in equity prices from the market bottom on March 23 was fueled in part by investors’ positive response to unprecedented actions taken by the US Federal Reserve (Fed), which implemented a broad array of programs aimed at limiting the damage caused by the virtual shutting down of the domestic economy due to the pandemic-control measures. The Fed’s initiatives included reducing the target range of the federal funds rate to zero, reintroducing quantitative easing (asset purchases), and creating lending facilities (totaling roughly $3 trillion) in support of households, employers, financial markets, and state and local governments. Additionally, the Trump administration and Congress moved quickly to enact three separate COVID-19
4

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

relief packages, at a total cost of more than $2 trillion, to provide aid to consumers and businesses, and to attempt to replace some of the incomes lost during the COVID-19 crisis.
Additionally, near the end of the 12-month period, two drug companies (Pfizer and Moderna) announced positive results for Phase 3 studies of their COVID-19 vaccine candidates, with each of the studies showing greater than 95% efficacy rates. (Pfizer was not a Portfolio holding during the 12-month period; Moderna is a Portfolio holding.)
Shortly before the end of the 12-month period, some of the vaccine candidates received emergency-use approval from the US Food and Drug Administration (FDA), with the expectation that the vaccines — and potentially other vaccines — would see distribution to the broader US population in the first half of 2021.
Within the Portfolio’s benchmark, the Russell Index, the three best-performing sectors over the 12-month period were communication services, information technology, and health care, which returned 58.84%, 49.73%, and 44.99%, respectively. Meanwhile, energy, consumer staples, and materials were the lagging sectors in the Russell Index for the period, with energy posting the only negative sector return for the full year (-18.18%). Consumer staples, up by 15.32%, and materials, up by 16.49%, were positive for the 12-month period, but underperformed all other sectors besides energy. The energy sector’s significantly negative performance during the 12-month period was due primarily to persistent oil-price volatility and sluggish demand, with the latter particularly affected by the COVID-19 lockdowns and other virus-related restrictions on business and personal activities.
Q:  Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020?
A:   The Portfolio outperformed the Russell Index over the 12-month period, with strong relative returns driven by positive stock selection results. Meanwhile, sector allocation decisions slightly detracted from benchmark-relative returns during the period.
With regard to sector allocation, the main detractors from the Portfolio’s benchmark-relative returns were a slight underweight to the outperforming information technology sector and, more specifically, different weightings within the consumer staples sector over the course of the 12-month period. The Portfolio was underweight to the consumer staples sector during the period featuring the severe equity market downturn between February 19 and March 23, 2020, a timeframe that saw the defensive consumer staples sector substantially outperform all other Russell Index sectors. As a result, the Portfolio’s underweight to the sector during the market sell-off detracted from benchmark-relative returns. Subsequently, we transitioned to a slight overweight position in consumer staples, but after the switch, the sector substantially underperformed all other Russell Index sectors as the overall market recovered from its March lows. Therefore, the switch to an overweight resulted in further detraction from the Portfolio’s benchmark-relative returns during the rebound in the equity market that characterized most of the period’s final nine months.
5

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

As for stock selection, the biggest benefits to the Portfolio’s benchmark-relative performance over the 12-month period came from selection results in the health care and industrials sectors.
Q:  Which individual portfolio holdings had the most significant effects on the Portfolio’s benchmark-relative performance, either positive or negative, during the 12-month period ended December 31, 2020?
A:   The top individual positive contributors to the Portfolio’s benchmark-relative performance during the 12-month period were positions in Teladoc Health, Peloton Interactive, and Generac Holdings.
Teladoc Health is a leading provider of virtual access to medical professionals. The company’s share price rose during the period as demand for Teladoc’s services has been accelerating because of the stay-at-home restrictions brought about by COVID-19, which have had the effect of introducing new providers and subscribers to the Teladoc ecosystem, while cementing the company’s position as one of the leading virtual-care intermediaries.
Peloton provides a fitness platform with an integrated hardware/software/content ecosystem serving live, at-home fitness solutions and on-demand classes for its members. Peloton’s shares rose substantially during the 12-month period as the company benefited from the COVID-19 restrictions, which accelerated the trend towards in-home fitness. We believe the company may continue to grow its revenues and earnings over the coming years, while benefiting from several positive factors. These include strong brand recognition (emanating from Peloton’s first-mover advantage and highly engaged subscribers); a growing competitive moat around its business; positive secular tailwinds in the health-and-wellness field; recurring subscription revenues with high gross margins; and an addressable market that has been expanding through new geographies, product verticals, and lower price points.
Generac is a leading manufacturer of a broad range of residential standby and portable generators, with dominant market share in the North America standby generator market as well as leading market share in portable generators. Generac’s shares outperformed during the period as the company benefited from increased demand for its products emanating from the wildfires in California, an active hurricane season in the Atlantic, and the global pandemic, which kept people at home across the country and resulted in greater interest in Generac’s backup power solutions.
While overall stock selection results in the health care sector strongly benefited the Portfolio’s benchmark-relative performance during the 12-month period, some of the largest individual detractors came from that sector. The Portfolio had overweight positions in Reata Pharmaceuticals and Esperion Therapeutics during the period, and an underweight position in Moderna, all of which had negative effects on benchmark-relative returns.
Reata is a clinical-stage biopharmaceutical company focused on development of novel therapies to treat inflammatory and metabolic diseases with unmet needs. Nearly 2,000 patients across a number of indications, from chronic kidney disease to pulmonary hypertension, have received Reata’s leading therapy candidate, and the company has been running extensive clinical studies for multiple indications, with promising late-stage data seen so far.
6

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Reata’s shares declined during the 12-month period after a steady rise over the previous 12 months (ended December 31, 2019). We have maintained the Portfolio’s position in Reata, and believe the next few years could turn out to be pivotal for the company, as, if a host of readouts and key clinical study initiations prove successful, Reata’s therapies have the potential to address a range of indications.
Esperion is a pharmaceutical company dedicated to the development and commercialization of cost-effective, once-daily oral therapies for the management of LDL cholesterol. Esperion has two products that were FDA-approved in February 2020. The approved therapies focus on two patient populations: patients who cannot tolerate any dose of statins, and patients who have experienced inadequate results in lowering their LDL-C levels by taking statins, regardless of dose. The company began a commercial rollout of the therapies in March 2020 — just as the COVID-19 pandemic hit. Therefore, the COVID-19 situation had a negative effect on the rollout, which contributed to a decline in Esperion’s share price during the 12-month period. We continue to believe that the company’s therapies, and particularly its bempedoic acid franchise, could potentially generate substantial uptake from its patient populations over time, and so we have retained the Portfolio’s position.
Finally, with regard to Moderna, the Portfolio’s underweight position versus the Russell Index was a large detractor from relative performance during the 12-month period. Moderna is a clinical-stage biotech company with messenger RNA (mRNA) drug candidates in preclinical or early human trials for certain indications, including cancer, autoimmune disorders, and viruses such as Zika. Moderna spent most of 2020 making headlines after the company got into the COVID-19 vaccine race early on, and became the first developer to launch a vaccine candidate in human trials in March 2020. On November 16, 2020, Moderna announced positive Phase-3 clinical trial results, in which its vaccine was 95%+ effective in preventing the COVID-19 virus. Based on current expectations, the vaccine could see widespread distribution in the first half of 2021. Moderna’s share price increased dramatically during the 12-month period, and while the Portfolio did have a position in Moderna, the underweight stake compared to the Russell Index’s exposure to the stock detracted from benchmark-relative returns.
Q:  Did the Portfolio have any derivatives exposure during the 12-month period ended December 31, 2020?
A:   No, the Portfolio had no exposure to derivative securities during the 12-month period.
Q:  What is your outlook?
A:   We see some positives and negatives with respect to the outlook for domestic equities.
On the positive side, it now seems possible that a COVID-19 vaccine could become available to a substantial portion of the US population by the end of the summer in 2021, which may lead to widespread immunity and a full return to economic normalcy in the second half of 2021. If consumers and businesses are able to “return to normal” at some point in 2021, we believe there may be significant pent-up demand in many areas of the economy that, if unleashed, could drive economic growth.
7

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

In addition, accommodative monetary policy from the Fed seems likely to continue through 2021 and into 2022, based on the Fed’s recent pronouncements, and another round of fiscal stimulus legislation from the US government could be unveiled in early 2021, especially given the recent power shift in Washington. A federal infrastructure spending initiative may also happen in 2021, which could potentially provide further economic stimulus.
On the negative side, we believe there are pockets of “euphoria” in the market, which has led to over-valuations in certain stocks and industry segments, which could experience large corrections in 2021 or beyond. Another issue that bears watching is the US government’s already high debt level, which has been ballooning even more so due to the stimulus spending needed to help offset the effects of the pandemic on the economy. There could be a price to pay in the future, with equity markets likely beginning to discount that negative sometime down the road.
Another potential headwind is the possibility that vaccine deployment and the hoped-for return to “normalcy” may occur later than expected. Meanwhile, there could be issues with the vaccine rollout, or a third wave of COVID-19 cases that may take years to contain.
On the government-policy side, the switch to Democratic Party control of both the Executive Branch and Congress during the month of January could lead to tax increases on both businesses and individuals, including a rise in the capital gains tax. A capital gains tax hike could result in an equity market downturn as individuals opt to sell stocks to avoid capital gains, and as business owners curtail hiring and spending to offset higher taxes. Such a scenario could lead to a substantial weakening in economic activity.
In the end, however, we believe investors are likely to favor owning stocks of secular growth companies with reasonable valuations that are not highly dependent on positive macroeconomic conditions in order to flourish; companies that they believe have resilient business models; and companies that can exhibit sustainable growth characteristics and innovation. Those characteristics typify the types of equities that we seek to hold in the Portfolio.
With regard to positioning, at the end of December, the Portfolio’s largest overweights versus the Russell Index were in the consumer discretionary, industrials, and materials sectors, while the largest underweights were in information technology and consumer staples. In the industrials sector, we have continued to favor companies that we believe have resilient business models and that could continue to hold up well in the volatile market environment, such as commercial and professional services companies. The Portfolio’s overweight in consumer discretionary derives from our optimism about increased consumer spending and economic activity; however, as we previously mentioned, we are cautious due to the continuing economic fallout from the COVID-19 crisis.
8

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.
Please refer to the Schedule of Investments on pages 10 to 15 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
9

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS – 99.6%
	COMMON STOCKS – 99.6% of Net Assets
	Aerospace & Defense – 1.2%
6,817	HEICO Corp.	$ 902,571
23,898	Spirit AeroSystems Holdings, Inc.	934,173
	Total Aerospace & Defense	$ 1,836,744
	Biotechnology – 6.9%
8,351(a)	Alnylam Pharmaceuticals, Inc.	$ 1,085,380
19,716(a)	Esperion Therapeutics, Inc.	512,616
6,482(a)	Exact Sciences Corp.	858,800
22,316(a)	Fate Therapeutics, Inc.	2,029,194
20,436(a)	FibroGen, Inc.	757,971
6,610(a)	Mirati Therapeutics, Inc.	1,451,820
7,782(a)	Moderna, Inc.	812,986
17,843(a)	Natera, Inc.	1,775,735
11,725(a)	Replimune Group, Inc.	447,309
10,641(a)	Sage Therapeutics, Inc.	920,553
	Total Biotechnology	$ 10,652,364
	Building Products – 0.7%
12,729(a)	Trex Co., Inc.	$ 1,065,672
	Total Building Products	$ 1,065,672
	Capital Markets – 2.6%
6,360	MSCI, Inc.	$ 2,839,931
17,805	Tradeweb Markets, Inc.	1,111,922
	Total Capital Markets	$ 3,951,853
	Chemicals – 1.2%
5,880	Albemarle Corp.	$ 867,418
57,339	Element Solutions, Inc.	1,016,620
	Total Chemicals	$ 1,884,038
	Commercial Services & Supplies – 0.9%
11,157(a)	Copart, Inc.	$ 1,419,728
	Total Commercial Services & Supplies	$ 1,419,728
	Containers & Packaging – 1.3%
19,554(a)	Crown Holdings, Inc.	$ 1,959,311
	Total Containers & Packaging	$ 1,959,311
	Distributors – 0.5%
2,211	Pool Corp.	$ 823,598
	Total Distributors	$ 823,598
	Diversified Consumer Services – 0.4%
12,034(a)	Terminix Global Holdings, Inc.	$ 613,854
	Total Diversified Consumer Services	$ 613,854
	Diversified Financials – 0.4%
43,679(a)	Insu Acquisition Corp. II	$ 679,208
	Total Diversified Financials	$ 679,208

The accompanying notes are an integral part of these financial statements.
10

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electrical Equipment – 3.7%
15,806(a)	Array Technologies, Inc.	$ 681,871
4,130	EnerSys	343,038
12,087(a)	Generac Holdings, Inc.	2,748,705
2,737	Rockwell Automation, Inc.	686,467
66,902	Vertiv Holdings Co.	1,249,060
	Total Electrical Equipment	$ 5,709,141
	Electronic Equipment, Instruments & Components – 2.1%
7,547	CDW Corp.	$ 994,619
61,013(a)	Flex Ltd.	1,097,014
14,776(a)	II-VI, Inc.	1,122,385
	Total Electronic Equipment, Instruments & Components	$ 3,214,018
	Entertainment – 2.3%
5,820(a)	Roku, Inc.	$ 1,932,357
5,146(a)	Spotify Technology S.A.	1,619,240
	Total Entertainment	$ 3,551,597
	Equity Real Estate Investment Trusts (REITs) – 0.4%
2,339	SBA Communications Corp.	$ 659,902
	Total Equity Real Estate Investment Trusts (REITs)	$ 659,902
	Food & Staples Retailing – 0.9%
8,748(a)	BJ’s Wholesale Club Holdings, Inc.	$ 326,126
4,126	Casey’s General Stores, Inc.	736,986
8,201(a)	Grocery Outlet Holding Corp.	321,889
	Total Food & Staples Retailing	$ 1,385,001
	Food Products – 1.1%
13,142	Conagra Brands, Inc.	$ 476,529
50,123(a)	Nomad Foods, Ltd.	1,274,127
	Total Food Products	$ 1,750,656
	Health Care Equipment & Supplies – 6.0%
2,663(a)	Align Technology, Inc.	$ 1,423,054
2,028(a)	DexCom, Inc.	749,792
2,011(a)	IDEXX Laboratories, Inc.	1,005,239
5,546(a)	Insulet Corp.	1,417,724
4,351(a)	Penumbra, Inc.	761,425
10,364	ResMed, Inc.	2,202,972
3,850	Teleflex, Inc.	1,584,544
	Total Health Care Equipment & Supplies	$ 9,144,750
	Health Care Providers & Services – 2.4%
5,382(a)	Amedisys, Inc.	$ 1,578,702
7,990(a)	Molina Healthcare, Inc.	1,699,313
3,445	Quest Diagnostics, Inc.	410,541
	Total Health Care Providers & Services	$ 3,688,556
	Health Care Technology – 2.6%
7,336(a)	Teladoc Health, Inc.	$ 1,466,907
9,406(a)	Veeva Systems, Inc.	2,560,783
	Total Health Care Technology	$ 4,027,690

The accompanying notes are an integral part of these financial statements.
11

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	Hotels, Restaurants & Leisure – 4.6%
48,689	Brinker International, Inc.	$ 2,754,337
1,044(a)	Chipotle Mexican Grill, Inc.	1,447,725
16,410(a)	DraftKings, Inc.	764,050
8,530(a)	Penn National Gaming, Inc.	736,736
17,536	Wendy’s Co.	384,389
3,517	Wingstop, Inc.	466,178
4,604	Wynn Resorts Ltd.	519,469
	Total Hotels, Restaurants & Leisure	$ 7,072,884
	Household Durables – 0.9%
6,936	Dr Horton, Inc.	$ 478,029
4,905(a)	TopBuild Corp.	902,913
	Total Household Durables	$ 1,380,942
	Household Products – 0.5%
3,419	Clorox Co.	$ 690,364
	Total Household Products	$ 690,364
	Industrials – 0.2%
1,456	Kansas City Southern	$ 297,213
	Total Industrials	$ 297,213
	Information Technology – 3.5%
18,544	Amphenol Corp.	$ 2,424,999
6,139	Lam Research Corp.	2,899,265
	Total Information Technology	$ 5,324,264
	Interactive Media & Services – 4.3%
4,762(a)	Charles River Laboratories International, Inc.	$ 1,189,833
10,286(a)	IAC/InterActiveCorp	1,947,654
7,315(a)	Match Group, Inc.	1,105,955
16,049(a)	Pinterest, Inc.	1,057,629
23,844(a)	Twitter, Inc.	1,291,153
	Total Interactive Media & Services	$ 6,592,224
	Internet & Direct Marketing Retail – 1.3%
5,214(a)	Etsy, Inc.	$ 927,623
2,090(a)	Stamps.com, Inc.	410,037
2,635(a)	Wayfair, Inc.	595,009
	Total Internet & Direct Marketing Retail	$ 1,932,669
	IT Services – 8.2%
8,529(a)	Akamai Technologies, Inc.	$ 895,460
10,498	Booz Allen Hamilton Holding Corp.	915,216
5,390(a)	EPAM Systems, Inc.	1,931,506
31,883	Genpact, Ltd.	1,318,681
6,158	Global Payments, Inc.	1,326,556
5,343(a)	Okta, Inc.	1,358,511
300(a)	Shopify, Inc.	338,472
4,480(a)	Square, Inc.	975,027
7,331(a)	Twilio, Inc.	2,481,544
5,179(a)	WEX, Inc.	1,054,082
	Total IT Services	$ 12,595,055

The accompanying notes are an integral part of these financial statements.
12

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Leisure Products – 1.6%
16,281(a)	Peloton Interactive, Inc.	$ 2,470,153
	Total Leisure Products	$ 2,470,153
	Life Sciences Tools & Services – 2.0%
8,143(a)	10X Genomics, Inc.	$ 1,153,049
8,446	Agilent Technologies, Inc.	1,000,767
36,246(a)	Pacific Biosciences of California, Inc.	940,221
	Total Life Sciences Tools & Services	$ 3,094,037
	Machinery – 0.9%
10,087(a)	Middleby Corp.	$ 1,300,416
	Total Machinery	$ 1,300,416
	Materials – 0.4%
22,171	Freeport-McMoRan, Inc.	$ 576,889
	Total Materials	$ 576,889
	Media – 0.4%
5,920	Nexstar Media Group, Inc.	$ 646,405
	Total Media	$ 646,405
	Multiline Retail – 1.0%
6,895	Dollar General Corp.	$ 1,450,018
	Total Multiline Retail	$ 1,450,018
	Oil, Gas & Consumable Fuels – 0.3%
6,766(a)	Renewable Energy Group, Inc.	$ 479,168
	Total Oil, Gas & Consumable Fuels	$ 479,168
	Pharmaceuticals – 0.5%
6,188(a)	Reata Pharmaceuticals, Inc.	$ 764,961
	Total Pharmaceuticals	$ 764,961
	Professional Services – 4.9%
92,403(a)	Clarivate Analytics Plc	$ 2,745,293
1,725(a)	CoStar Group, Inc.	1,594,383
5,707	Thomson Reuters Corp.	467,346
11,484	TransUnion	1,139,443
7,885	Verisk Analytics, Inc.	1,636,847
	Total Professional Services	$ 7,583,312
	Real Estate Management & Development – 0.6%
15,335(a)	CBRE Group, Inc.	$ 961,811
	Total Real Estate Management & Development	$ 961,811
	Semiconductors & Semiconductor Equipment – 6.5%
18,739	Cohu, Inc.	$ 715,455
16,625	Marvell Technology Group, Ltd.	790,352
39,050(a)	Micron Technology, Inc.	2,935,779
9,273	MKS Instruments, Inc.	1,395,123
7,164	NXP Semiconductors NV	1,139,148
6,079(a)	Qorvo, Inc.	1,010,755
2,134(a)	SolarEdge Technologies, Inc.	681,002
9,104	Xilinx, Inc.	1,290,674
	Total Semiconductors & Semiconductor Equipment	$ 9,958,288

The accompanying notes are an integral part of these financial statements.
13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	Software – 16.2%
5,365(a)	ANSYS, Inc.	$ 1,951,787
6,024(a)	Atlassian Corp. Plc	1,408,833
5,360(a)	Avalara, Inc.	883,810
5,873(a)	Crowdstrike Holdings, Inc.	1,244,019
8,731(a)	DocuSign, Inc.	1,940,901
7,399(a)	Guidewire Software, Inc.	952,473
4,999(a)	Palo Alto Networks, Inc.	1,776,595
2,198(a)	Paycom Software, Inc.	994,046
16,622(a)	RealPage, Inc.	1,450,103
4,341(a)	RingCentral, Inc.	1,645,109
2,504(a)	ServiceNow, Inc.	1,378,277
9,240(a)	Splunk, Inc.	1,569,784
11,656	SS&C Technologies Holdings, Inc.	847,974
11,172(a)	Synopsys, Inc.	2,896,229
2,045(a)	Trade Desk, Inc.	1,638,045
15,742(a)	Zendesk, Inc.	2,252,995
	Total Software	$ 24,830,980
	Specialty Retail – 2.2%
910(a)	AutoZone, Inc.	$ 1,078,750
4,848(a)	Burlington Stores, Inc.	1,267,994
10,343(a)	Floor & Decor Holdings, Inc.	960,348
	Total Specialty Retail	$ 3,307,092
	Textiles, Apparel & Luxury Goods – 1.0%
4,342(a)	Lululemon Athletica, Inc.	$ 1,511,146
	Total Textiles, Apparel & Luxury Goods	$ 1,511,146
	TOTAL COMMON STOCKS
	(Cost $92,803,685)	$152,837,972
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.6%
	(Cost $92,803,685)	$152,837,972
	OTHER ASSETS AND LIABILITIES – 0.4%	$ 581,966
	NET ASSETS – 100.0%	$153,419,938

REIT Real Estate Investment Trust.
(a)    Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020, aggregated $103,126,311 and $120,074,658, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $93,688,625 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 60,912,642
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,763,295)
Net unrealized appreciation	$ 59,149,347

The accompanying notes are an integral part of these financial statements.

14

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$152,837,972	$—	$—	$152,837,972
Total Investments in Securities	$152,837,972	$—	$—	$152,837,972

During the year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
15

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $92,803,685)	$152,837,972
Cash	64,318
Receivables —
Investment securities sold	914,189
Portfolio shares sold	240,732
Dividends	21,074
Due from the Adviser	20,906
Other assets	1,472
Total assets	$154,100,663
LIABILITIES:
Payables —
Investment securities purchased	$548,999
Portfolio shares repurchased	58,773
Trustees’ fees	321
Professional fees	37,439
Due to affiliates	9,426
Accrued expenses	25,767
Total liabilities	$680,725
NET ASSETS:
Paid-in capital	$73,348,989
Distributable earnings	80,070,949
Net assets	$153,419,938
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $153,419,938/4,089,339 shares)	$37.52

The accompanying notes are an integral part of these financial statements.
16

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $5,338)	$498,994
Interest from unaffiliated	2,206
Total investment income		$501,200
EXPENSES:
Management fees	$932,209
Administrative expense	75,291
Custodian fees	31,368
Professional fees	45,985
Printing expense	28,891
Pricing fees	4
Trustees’ fees	7,669
Miscellaneous	3,005
Total expenses		$1,124,422
Net investment income/(loss)		$(623,222)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$21,458,571
Other assets and liabilities denominated in foreign currencies	(1,169)	$21,457,402
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$23,666,446	$23,666,446
Net realized and unrealized gain (loss) on investments		$45,123,848
Net increase in net assets resulting from operations		$44,500,626

The accompanying notes are an integral part of these financial statements.
17

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$(623,222)	$(378,501)
Net realized gain (loss) on investments	21,457,402	8,985,771
Change in net unrealized appreciation (depreciation) on investments	23,666,446	25,611,439
Net increase in net assets resulting from operations	$44,500,626	$34,218,709
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($2.21 and $3.74 per share, respectively)	$(9,090,931)	$(15,315,280)
Total distributions to shareowners	$(9,090,931)	$(15,315,280)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$5,665,634	$7,635,206
Reinvestment of distributions	9,090,931	15,315,280
Cost of shares repurchased	(22,338,514)	(21,711,414)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$(7,581,949)	$1,239,072
Net increase in net assets	$27,827,746	$20,142,501
NET ASSETS:
Beginning of year	$125,592,192	$105,449,691
End of year	$153,419,938	$125,592,192

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	187,263	$5,665,634	274,819	$7,635,206
Reinvestment of distributions	329,024	9,090,931	550,118	15,315,280
Less shares repurchased	(739,340)	(22,338,514)	(760,302)	(21,711,414)
Net increase (decrease)	(223,053)	$(7,581,949)	64,635	$1,239,072

The accompanying notes are an integral part of these financial statements.
18

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$29.12	$24.82	$30.23	$23.56	$26.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.15)	$(0.09)	$(0.10)	$(0.05)	$0.01
Net realized and unrealized gain (loss) on investments	10.76	8.13	(1.22)	7.07	0.88
Net increase (decrease) from investment operations	$10.61	$8.04	$(1.32)	$7.02	$0.89
Distributions to shareowners:
Net investment income	$—	$—	$—	$(0.02)	$—
Net realized gain	(2.21)	(3.74)	(4.09)	(0.33)	(3.44)
Total distributions	$(2.21)	$(3.74)	$(4.09)	$(0.35)	$(3.44)
Net increase (decrease) in net asset value	$8.40	$4.30	$(5.41)	$6.67	$(2.55)
Net asset value, end of period	$37.52	$29.12	$24.82	$30.23	$23.56
Total return (b)	39.17%	33.08%	(6.48)%	30.03%	3.74	%(c)
Ratio of net expenses to average net assets	0.89%	0.88%	0.90%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.30)%	(0.33)%	(0.20)%	0.06%
Portfolio turnover rate	82%	58%	83%	85%	97%
Net assets, end of period (in thousands)	$153,420	$125,592	$105,450	$123,007	$109,926

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
19

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
20

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
21

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Long-term capital gain	$9,090,931	$15,315,280
Total	$9,090,931	$15,315,280
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$1,333,388
Undistributed long-term capital gain	19,588,214
Net unrealized appreciation	59,149,347
Total	$80,070,949
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.   Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers
22

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the year ended December 31, 2020, the effective management fee was equivalent to 0.74% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,426 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,669 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $321.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
23

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Select Mid Cap Growth VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 17, 2021
24

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

For the year ended December 31, 2020, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.
25

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
26

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
27

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
28

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner,	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Jr. (69)	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
Trustee	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

29

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
30

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

31

This page was intentionally left blank.
32

This page was intentionally left blank.
33

This page was intentionally left blank.
34

This page was intentionally left blank.
35

This page was intentionally left blank.
36

This page was intentionally left blank.
37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18655-15-0221

Pioneer Variable Contracts Trust
Pioneer High Yield

VCT Portfolio
Class I and II Shares
Annual Report | December 31, 2020

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

Portfolio Diversification
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/26/21	2.47%
2.	CCO Holdings LLC/CCO Holdings
	Capital Corp., 5.5%, 5/1/26 (144A)	1.32
3.	Pioneer ILS Interval Fund (j)	1.26
4.	Teva Pharmaceutical Finance
	Netherlands III BV, 2.8%, 7/21/23	1.11
5.	American Axle & Manufacturing,
	Inc., 6.25%, 3/15/26	1.04

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$9.29	$9.58
Class II	$9.16	$9.47

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.4770	$ —	$ —
Class II	$0.4498	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) US High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
Average Annual Total Returns
(As of December 31, 2020)

			ICE	ICE BofA
			BofA	All-Convertibles
			US High	Speculative
	Class I	Class II	Yield Index	Quality Index
10 Years	5.84%	5.48%	6.62%	16.16%
5 Years	6.78%	6.36%	8.43%	28.43%
1 Year	2.37%	1.87%	6.17%	115.31%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.
Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,114.53	$1,112.12
Expenses Paid During Period*	$ 5.47	$ 6.69

*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.03%, 1.26% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.
Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,019.96	$1,018.80
Expenses Paid During Period*	$ 5.23	$ 6.39

*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.03%, 1.26% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, portfolio managers Andrew Feltus, Matthew Shulkin, and Ken Monaghan discuss the factors that influenced Pioneer High Yield VCT Portfolio’s performance for the 12-month period ended December 31, 2020. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US, and Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, are responsible for the daily management of the Portfolio.
Q:  How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer High Yield VCT Portfolio’s Class I shares returned 2.37% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned 1.87%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) US High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index, returned 6.17% and 115.31%, respectively.
Q:  Could you please describe the market environment in the high-yield market during the 12-month period ended December 31, 2020?
A:   After a benign opening to 2020, financial markets experienced an historic disruption beginning mid-February, as the emergence of the COVID-19 virus all but shuttered the global economy. Investors fled riskier assets during the late winter and early spring on a wide scale and moved into so-called “safe havens,” thus driving US Treasury yields to all-time lows.
The response to the pandemic crisis was swift, as central banks and governments around the globe sought to keep businesses and consumers from going under. The US Federal Reserve (Fed) slashed its benchmark overnight lending rate target range to zero in mid-March, resurrected its 2008/2009 financial crisis-era lending facilities, and launched a wide-ranging bond-purchase program. On the fiscal side, the US Congress and the White House agreed on a $2.2 trillion stimulus package in late March, and added further stimulus during the summer months.
The extraordinary support from policy makers in the wake of the pandemic’s initial effects on the economy heartened investors entering the second quarter of 2020, and the markets rallied. As the second quarter progressed, market participants became increasingly optimistic that steps toward re-opening the economy would support something resembling a “V-shaped” economic recovery (a sharp, swift rise). The outgrowth of those attitudes was a resurgence in positive sentiment towards riskier assets, which allowed credit-sensitive areas of the bond market to recover much of their earlier losses by the early part of the summer, even as rising COVID-19 case counts in a number of US states increased concerns of a second wave of infections.
After simmering throughout the summer, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The focus on heightened risks revolved around three key areas: stalled negotiations among law makers over another US fiscal stimulus package, a continued rise in COVID-19 cases, and the November US elections.
4

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

A partisan dispute over when to appoint the late Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions on the fiscal stimulus bill, and lowered the odds of broader government support for the economy coming to fruition prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for the second wave of virus cases mentioned earlier, and yet another round of economic lockdowns in response. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results as November 3rd drew closer.
In December, towards the end of the 12-month period, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines were authorized for emergency use by the Food and Drug Administration, and Congress finally agreed upon a $900 billion COVID-19 relief package. The vaccines could help alleviate uncertainty regarding public health in general, and may bring forward the timing of a return to economic normalcy. Meanwhile, the additional fiscal stimulus could offer needed support for many individuals and businesses. Over the final weeks of the 12-month period, investors elected to focus attention on those positive developments and looked beyond another surge in COVID-19 cases as well as data suggesting a slowing in the rate of the economic recovery. As a result, riskier assets rallied once again, and Treasury yields drifted higher into the end of the calendar year.
Q:Can you review your principal strategies in managing the Portfolio during the 12-month period ended December 31, 2020, and the degree to which they contributed to or detracted from benchmark-relative returns?
A: In broad terms, at the beginning of the 12-month period, we had positioned the Portfolio to possibly benefit from continued consumer strength, given generally sound household balance sheets and a backdrop of nearly full employment and rising wages as 2020 got underway. With regard to sector allocations at that time, the Portfolio had overweight exposures to airline, gaming, and leisure credits. We had continued to avoid investments in retail credits for the most part, given the secular challenges, such as e-commerce, that the sector has faced. The positioning worked well for the Portfolio early in the 12-month period, but ultimately weighed on benchmark-relative performance for the full fiscal year as the economy and, specifically, the consumer-focused sectors, effectively closed or dealt with severe restrictions during the COVID-19 crisis.
In terms of credit quality, the Portfolio’s underweight to higher-quality issues versus its primary benchmark, the ICE BofA US High Yield Index, mainly in the BB-ratings range of the high-yield market, acted as a constraint on relative performance in the first half of the fiscal year, but was essentially a neutral factor for relative returns over the second half of the period. In sector terms, strong performance among the Portfolio’s holdings of convertible bonds (an asset class that registered a massive gain during 2020) and telecommunications-related credits failed to offset the negative effects on relative results of the Portfolio’s overweight to energy services, as the energy sector in general faced significant headwinds over the 12-month period.
5

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and other instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

At the individual security level, leading positive contributors to the Portfolio’s benchmark-relative performance during the 12-month period included a position in Cenovus Energy, a Canadian oil sands company. We increased the Portfolio’s exposure to the Cenovus credit after it was downgraded to high-yield status in March, and performance benefited after a subsequent upgrade back to investment-grade status following a merger. VistaJet was another position that benefited the Portfolio’s relative returns during the period, as the private jet company saw demand increase notably in the wake of the COVID-19 pandemic. Finally, the convertible bonds of Exact Sciences, the producer of a home colon cancer test, aided the Portfolio’s returns; the company saw demand for the colon cancer test rise as patients preferred a stay-at-home approach to treatment.
Leading detractors from the Portfolio’s relative returns during the 12-month period included a position in PBF Energy, one of the largest independent US refinery operators. As noted earlier, energy credits struggled during the period as the sector was the worst performer, by far, across many different market segments, from equities to fixed-income securities. The companies within energy that lagged the most during the 12-month period tended to be those with high costs or high leverage. Outside of energy, market sentiment with respect to regional sports network Diamond Sports suffered as live sporting events were cancelled for several months after COVID-19 first emerged in the US. Finally, a lack of Portfolio exposure to Ford Motor also weighed on relative returns as the automaker’s bonds rallied at the start of the second quarter.
Q:  Can you discuss the factors that affected the Portfolio’s income-generation (or yield), either positively or negatively, during the 12-month period ended December 31, 2020?
A:   The Portfolio’s income-generation remained relatively stable over the 12-month period. Holding positions in convertible securities and bank loans can result in a lower yield compared to a portfolio composed entirely of high-yield bonds. However, we view those allocations as potentially beneficial to the Portfolio’s total return profile.
Q:  Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2020? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:   We utilized index-based credit-default-swap investments during the 12-month period in an effort to maintain the desired level of Portfolio exposure to the high-yield market and to potentially generate income, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemption requests. The derivatives strategy had a neutral effect on the Portfolio’s performance.
6

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Q:  What is your assessment of the current climate for high yield investing?
A:   We anticipate accelerating domestic economic growth in 2021 as COVID-19 vaccines are rolled out and consumers slowly regain confidence and reopen their pocketbooks, potentially unleashing a wave of pent-up demand for services such as travel and dining during the second half of the calendar year.
Despite this outlook, we do not expect the Fed to start removing its accommodative monetary policies in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from its policy mistakes in 2018 and could be willing to maintain a highly supportive monetary policy environment, even if inflation ticks up above the US central bank’s target rate.
We have maintained a positive outlook for high-yield credit spreads relative to Treasuries for the short term, but do not anticipate significant tightening over the course of 2021. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
We view security and sector selection as likely to be the critical determinants of performance in the coming year, with positioning in the sectors that have been most sensitive to the effects of COVID-19 particularly important as the economy begins to transition to more normal conditions. In that vein, while we have remained cautious with respect to investments in industries such as cruise lines and theaters, we view the hotel, airline, and gaming segments of the market as having been able to adapt relatively well to the pandemic-related conditions.
Please refer to the Schedule of Investments on pages 8 to 20 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
7

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
UNAFFILIATED ISSUERS – 94.5%
COMMON STOCK – 0.4% of Net Assets
Energy Equipment & Services – 0.4%
8,535(a)	FTS International, Inc.	$ 163,872
	Total Energy Equipment & Services	$ 163,872
TOTAL COMMON STOCK
	(Cost $238,628)	$ 163,872
CONVERTIBLE PREFERRED STOCK – 0.3% of Net Assets
Banks – 0.3%
95(b)	Wells Fargo & Co., 7.5%	$ 144,201
	Total Banks	$ 144,201
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $125,547)	$ 144,201
Principal
Amount
USD ($)
COMMERCIAL MORTGAGE-BACKED SECURITY – 0.3% of Net Assets
108,907(c)	Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 5.867%, 2/10/51 (144A)	$ 106,729
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $107,220)	$ 106,729
CONVERTIBLE CORPORATE BONDS – 4.0% of Net Assets
Airlines – 0.6%
170,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 250,750
	Total Airlines	$ 250,750
Biotechnology – 0.4%
162,000	Insmed, Inc., 1.75%, 1/15/25	$ 181,798
	Total Biotechnology	$ 181,798
Commercial Services – 0.2%
64,935	Macquarie Infrastructure Corp., 2.0%, 10/1/23	$ 64,611
	Total Commercial Services	$ 64,611
Computers – 0.3%
125,000	Pure Storage, Inc., 0.125%, 4/15/23	$ 137,452
	Total Computers	$ 137,452
Engineering & Construction – 0.3%
115,000	Dycom Industries, Inc., 0.75%, 9/15/21	$ 118,606
	Total Engineering & Construction	$ 118,606
Healthcare-Products – 0.3%
120,000	Integra LifeSciences Holdings Corp., 0.5%, 8/15/25 (144A)	$ 132,050
	Total Healthcare-Products	$ 132,050
Internet – 0.4%
115,000	Palo Alto Networks, Inc., 0.375%, 6/1/25 (144A)	$ 151,435
	Total Internet	$ 151,435
Leisure Time – 0.2%
60,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 79,755
	Total Leisure Time	$ 79,755
Media – 0.2%
112,000	DISH Network Corp., 3.375%, 8/15/26	$ 106,762
	Total Media	$ 106,762

The accompanying notes are an integral part of these financial statements.

8

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Pharmaceuticals – 0.8%
130,000	Revance Therapeutics, Inc., 1.75%, 2/15/27 (144A)	$ 145,795
117,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	116,415
136,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	68,190
	Total Pharmaceuticals	$ 330,400
	Software – 0.3%
103,000	Akamai Technologies, Inc., 0.125%, 5/1/25	$ 127,478
	Total Software	$ 127,478
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $1,499,271)	$ 1,681,097
	CORPORATE BONDS – 84.9% of Net Assets
	Advertising – 1.7%
412,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 417,665
243,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	246,037
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	63,300
	Total Advertising	$ 727,002
	Aerospace & Defense – 0.3%
71,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	$ 83,070
35,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	38,413
	Total Aerospace & Defense	$ 121,483
	Airlines – 1.1%
197,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 190,942
20,000	Delta Air Lines, Inc., 7.375%, 1/15/26	22,846
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	65,491
165,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%, 6/20/27 (144A)	177,375
	Total Airlines	$ 456,654
	Apparel – 0.2%
75,000	Wolverine World Wide, Inc., 6.375%, 5/15/25 (144A)	$ 79,875
	Total Apparel	$ 79,875
	Auto Manufacturers – 3.0%
150,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 153,469
200,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	205,472
305,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	313,387
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	314,625
254,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	268,605
	Total Auto Manufacturers	$ 1,255,558
	Auto Parts & Equipment – 1.7%
408,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 420,240
202,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	212,692
58,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	65,557
20,000	Meritor, Inc., 4.5%, 12/15/28 (144A)	20,500
	Total Auto Parts & Equipment	$ 718,989
	Banks – 2.2%
182,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	$ 189,848
152,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	158,840
200,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)	227,000

The accompanying notes are an integral part of these financial statements.
9

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Banks – (continued)
106,000(b)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	$ 109,445
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	242,925
	Total Banks	$ 928,058
	Building Materials – 2.9%
20,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 21,662
158,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	171,384
195,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	207,187
60,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	62,400
40,000	Forterra Finance LLC/FRTA Finance Corp., 6.5%, 7/15/25 (144A)	43,000
100,000	JELD-WEN, Inc., 6.25%, 5/15/25 (144A)	108,000
280,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	305,200
45,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	48,138
25,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	26,125
203,000	Summit Materials LLC/Summit Materials Finance Corp., 5.125%, 6/1/25 (144A)	206,553
10,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	10,500
	Total Building Materials	$ 1,210,149
	Chemicals – 2.9%
200,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 205,750
103,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	110,210
110,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	110,825
65,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (144A)	66,307
45,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	47,948
200,000	OCI NV, 4.625%, 10/15/25 (144A)	207,500
134,000	Olin Corp., 5.0%, 2/1/30	142,710
155,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	165,850
175,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	182,219
	Total Chemicals	$ 1,239,319
	Coal – 0.9%
400,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 397,080
	Total Coal	$ 397,080
	Commercial Services – 4.2%
95,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 101,298
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	234,350
105,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	112,875
140,000	Brink’s Co., 5.5%, 7/15/25 (144A)	149,450
85,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	87,869
323,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	357,723
36,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	38,160
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	131,400
260,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	279,133
80,000	Sotheby’s, 7.375%, 10/15/27 (144A)	85,700
75,000	United Rentals North America, Inc., 3.875%, 11/15/27	78,563
124,000	United Rentals North America, Inc., 5.25%, 1/15/30	137,640
	Total Commercial Services	$ 1,794,161
	Computers – 0.8%
80,000	Booz Allen Hamilton, Inc., 3.875%, 9/1/28 (144A)	$ 82,400
45,000	Dell International LLC/EMC Corp., 6.2%, 7/15/30 (144A)	58,497

The accompanying notes are an integral part of these financial statements.
10

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Principal
	Amount
	USD ($)		Value
		Computers – (continued)
	20,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$ 22,400
	90,000	NCR Corp., 5.0%, 10/1/28 (144A)	94,950
	45,000	NCR Corp., 5.25%, 10/1/30 (144A)	48,262
	20,000	NCR Corp., 8.125%, 4/15/25 (144A)	22,273
		Total Computers	$ 328,782
		Diversified Financial Services – 1.9%
	145,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 146,450
	360,000	Avation Capital SA., 6.5%, 5/15/21 (144A)	262,800
	202,068(d)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	180,346
	110,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	114,974
	60,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	63,000
	30,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	31,837
		Total Diversified Financial Services	$ 799,407
		Electric – 2.9%
	50,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 51,414
	50,000	Calpine Corp., 5.0%, 2/1/31 (144A)	52,250
	155,000	Calpine Corp., 5.125%, 3/15/28 (144A)	163,055
	65,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	69,713
	137,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	144,192
	60,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	61,428
	85,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	87,448
	25,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.5%, 8/15/28 (144A)	26,375
	175,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	188,563
	235,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	209,040
	183,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	194,646
		Total Electric	$ 1,248,124
		Electrical Components & Equipment – 1.0%
EUR	100,000	Belden, Inc., 3.875%, 3/15/28 (144A)	$ 127,068
	112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	117,880
	90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	98,985
	60,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	68,237
		Total Electrical Components & Equipment	$ 412,170
		Electronics – 0.1%
	55,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 57,012
		Total Electronics	$ 57,012
		Engineering & Construction – 1.2%
	140,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 145,950
	340,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	378,287
		Total Engineering & Construction	$ 524,237
		Entertainment – 2.5%
	257,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 284,505
	200,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	225,250
	35,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	36,531
	100,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	107,521
	100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	109,750

The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Entertainment – (continued)
242,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	$ 260,779
40,000	SeaWorld Parks & Entertainment, Inc., 9.5%, 8/1/25 (144A)	43,425
	Total Entertainment	$ 1,067,761
	Environmental Control – 1.3%
330,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 346,615
55,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	55,412
145,000	Tervita Corp., 11.0%, 12/1/25 (144A)	156,026
	Total Environmental Control	$ 558,053
	Food – 2.0%
65,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 65,772
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25	30,900
253,000	FAGE International SA./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	259,325
82,000	Ingles Markets, Inc., 5.75%, 6/15/23	82,820
94,000	JBS USA LUX SA./JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)	105,609
250,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	255,312
55,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	57,543
	Total Food	$ 857,281
	Forest Products & Paper – 1.4%
145,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 150,075
133,000	Mercer International, Inc., 7.375%, 1/15/25	138,405
285,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)	302,100
	Total Forest Products & Paper	$ 590,580
	Healthcare-Products – 0.2%
70,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 74,550
	Total Healthcare-Products	$ 74,550
	Healthcare-Services – 2.7%
65,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/27 (144A)	$ 69,891
30,000	CHS/Community Health Systems, Inc., 6.0%, 1/15/29 (144A)	32,408
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	69,798
75,000	Lifepoint Health, Inc., 5.375%, 1/15/29 (144A)	74,839
100,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	106,250
30,000	Providence Service Corp., 5.875%, 11/15/25 (144A)	31,725
22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	24,200
57,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	57,997
293,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	323,765
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	161,330
169,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	173,225
	Total Healthcare-Services	$ 1,125,428
	Holding Companies-Diversified – 0.7%
275,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)	$ 281,875
	Total Holding Companies-Diversified	$ 281,875
	Home Builders – 4.1%
125,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 131,562
182,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	189,498
85,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	95,837
150,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.875%, 2/15/30 (144A)	155,063
108,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 9/15/27 (144A)	114,885

The accompanying notes are an integral part of these financial statements.
12

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Home Builders – (continued)
80,000	Empire Communities Corp., 7.0%, 12/15/25 (144A)	$ 84,309
307,000	KB Home, 6.875%, 6/15/27	359,958
195,000	M/I Homes, Inc., 4.95%, 2/1/28	206,417
147,000	Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)	166,598
115,000	TRI Pointe Group, Inc., 5.7%, 6/15/28	129,835
55,000	Williams Scotsman International, Inc., 4.625%, 8/15/28 (144A)	56,925
30,000	Winnebago Industries, Inc., 6.25%, 7/15/28 (144A)	32,250
	Total Home Builders	$ 1,723,137
	Household Products/Wares – 0.8%
40,000	Central Garden & Pet Co., 4.125%, 10/15/30	$ 41,700
105,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	113,138
190,000	Spectrum Brands, Inc., 5.75%, 7/15/25	196,194
	Total Household Products/Wares	$ 351,032
	Housewares – 0.1%
30,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 32,063
	Total Housewares	$ 32,063
	Internet – 1.0%
90,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 91,575
110,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	117,781
97,000	Netflix, Inc., 4.875%, 4/15/28	109,387
90,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	106,088
	Total Internet	$ 424,831
	Iron & Steel – 1.5%
200,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 220,709
320,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	345,600
15,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	17,644
55,000	Commercial Metals Co., 5.375%, 7/15/27	57,887
	Total Iron & Steel	$ 641,840
	Leisure Time – 1.2%
65,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 70,817
35,000	Carnival Corp., 10.5%, 2/1/26 (144A)	40,775
85,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	89,405
30,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	32,550
73,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	85,340
109,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	106,600
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	67,620
	Total Leisure Time	$ 493,107
	Lodging – 1.8%
100,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 111,219
105,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	109,482
100,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	105,511
36,000	Hyatt Hotels Corp., 4.375%, 9/15/28	39,570
95,000	Hyatt Hotels Corp., 5.375%, 4/23/25	107,361
45,000	Hyatt Hotels Corp., 5.75%, 4/23/30	55,318
137,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	138,028
90,000	Wyndham Destinations, Inc., 6.625%, 7/31/26 (144A)	103,050
	Total Lodging	$ 769,539

The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Media – 5.1%
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27 (144A)	$ 185,708
515,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)	533,669
146,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	147,825
200,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	213,500
208,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)	216,320
200,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	225,000
260,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	157,300
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	111,167
50,000	Scripps Escrow II, Inc., 5.375%, 1/15/31 (144A)	52,125
70,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	71,626
230,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	239,200
	Total Media	$ 2,153,440
	Mining – 2.0%
39,000	Coeur Mining, Inc., 5.875%, 6/1/24	$ 39,292
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	206,135
130,000	Hecla Mining Co., 7.25%, 2/15/28	142,025
77,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	82,968
123,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	139,298
130,000	Novelis Corp., 4.75%, 1/30/30 (144A)	140,057
92,000	Novelis Corp., 5.875%, 9/30/26 (144A)	96,140
	Total Mining	$ 845,915
	Miscellaneous Manufacturers – 0.6%
128,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)	$ 125,651
60,000	Hillenbrand, Inc., 5.75%, 6/15/25	64,800
79,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	81,370
	Total Miscellaneous Manufacturers	$ 271,821
	Oil & Gas – 6.2%
160,000	Aker BP ASA, 3.75%, 1/15/30 (144A)	$ 168,049
300,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	190,896
175,000	Cenovus Energy, Inc., 5.375%, 7/15/25	197,304
167,000	Cenovus Energy, Inc., 6.75%, 11/15/39	220,790
40,000	EQT Corp., 5.0%, 1/15/29	42,173
296,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	302,660
42,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	43,262
163,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	164,630
25,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	25,812
219,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	216,650
172,000	Occidental Petroleum Corp., 4.4%, 4/15/46	149,892
35,000	Occidental Petroleum Corp., 5.5%, 12/1/25	36,491
104,000	Parkland Corp., 5.875%, 7/15/27 (144A)	112,448
30,000	Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)	31,245
20,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)	21,890
300,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	171,375
95,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	93,661
350,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	161,000
260,339	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	236,909
37,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	17,436
	Total Oil & Gas	$ 2,604,573

14
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Oil & Gas Services – 1.0%
80,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)	$ 83,277
152,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	163,590
89,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25	74,315
120,000	SESI LLC, 7.75%, 9/15/24	38,400
74,000	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	79,001
	Total Oil & Gas Services	$ 438,583
	Packaging & Containers – 1.5%
254,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 309,245
324,000	Greif, Inc., 6.5%, 3/1/27 (144A)	342,630
	Total Packaging & Containers	$ 651,875
	Pharmaceuticals – 3.0%
75,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	$ 77,290
80,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	82,903
96,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	105,523
96,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	107,915
105,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%, 6/30/28 (144A)	89,250
83,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%, 7/31/27 (144A)	92,649
110,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	118,250
139,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	150,815
456,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	451,486
	Total Pharmaceuticals	$ 1,276,081
	Pipelines – 5.2%
325,000	American Midstream Partners LP/American Midstream Finance Corp., 9.5%, 12/15/21 (144A)	$ 322,562
30,000	DCP Midstream Operating LP, 3.875%, 3/15/23	30,900
49,000	DCP Midstream Operating LP, 4.95%, 4/1/22	50,470
200,000	DCP Midstream Operating LP, 5.375%, 7/15/25	219,764
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	160,050
220,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	209,000
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	4,862
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	31,876
79,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	63,616
116,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	93,090
80,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.0%, 1/15/27	79,216
111,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	118,770
128,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	136,160
285,000	Northriver Midstream Finance LP, 5.625%, 2/15/26 (144A)	294,348
135,000	NuStar Logistics LP, 6.375%, 10/1/30	152,928
135,000	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23	129,263
100,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.0%, 3/1/27 (144A)	103,625
	Total Pipelines	$ 2,200,500
	REITs – 2.2%
51,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	$ 53,422
105,000	iStar, Inc., 4.25%, 8/1/25	103,687
195,000	iStar, Inc., 4.75%, 10/1/24	197,437
205,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	211,663
146,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	156,038

The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	REITs – (continued)
93,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	$ 99,902
110,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23	110,825
	Total REITs	$ 932,974
	Retail – 3.9%
150,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 142,500
93,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	96,952
97,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	104,032
287,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	293,816
55,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	60,088
60,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	62,400
60,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	66,750
304,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	326,800
90,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	91,463
155,000	QVC, Inc., 4.375%, 9/1/28	160,603
140,000	QVC, Inc., 4.75%, 2/15/27	150,150
91,000	Staples, Inc., 7.5%, 4/15/26 (144A)	95,029
	Total Retail	$ 1,650,583
	Software – 0.4%
150,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	$ 157,155
	Total Software	$ 157,155
	Telecommunications – 2.4%
200,000	Altice France Holding SA., 6.0%, 2/15/28 (144A)	$ 202,500
80,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	82,600
200,000	CenturyLink, Inc., 4.5%, 1/15/29 (144A)	203,500
78,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	79,755
63,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	67,252
200,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	209,500
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	186,295
	Total Telecommunications	$ 1,031,402
	Transportation – 0.9%
75,000	Watco Cos., LLC/Watco Finance Corp., 6.5%, 6/15/27 (144A)	$ 81,188
250,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	278,750
	Total Transportation	$ 359,938
	Trucking & Leasing – 0.2%
85,000	Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 97,431
	Total Trucking & Leasing	$ 97,431
	TOTAL CORPORATE BONDS
	(Cost $34,558,908)	$ 35,961,408
Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets#
	Multiperil – Worldwide – 0.0%†
50,000+(a)(e)	Lorenz Re 2018, 7/1/21	$ 595
25,723+(a)(e)	Lorenz Re 2019, 6/30/22	1,695
	Total Reinsurance Sidecars	$ 2,290
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $19,865)	$ 2,290

The accompanying notes are an integral part of these financial statements.
16

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 2.2% of Net Assets*(f)
Aerospace & Defense – 0.3%
140,000	Grupo Aeromexico, Sociedad Anonima Bursatil De Capital Variable, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/31/21	$ 142,625
9,010(k)	Grupo Aeromexico, Sociedad Anonima Bursatil De Capital Variable, Partially unfunded DIP Tranche 2
	Term Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	9,246
	Total Aerospace & Defense	$ 151,871
Diversified & Conglomerate Service – 0.6%
98,748	First Brands Group LLC, First Lien Tranche B-3 Term Loan, 8.5% (LIBOR + 750 bps), 2/2/24	$ 98,656
153,406	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	138,257
	Total Diversified & Conglomerate Service	$ 236,913
Healthcare, Education & Childcare – 0.4%
114,603	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), First Lien Term B Loan,
	3.897% (LIBOR + 375 bps), 11/16/25	$ 114,525
64,513	Surgery Center Holdings, Inc., 2020 Incremental Term Loan, 9.0% (LIBOR + 800 bps), 8/31/24	66,448
	Total Healthcare, Education & Childcare	$ 180,973
Securities & Trusts – 0.5%
215,400	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 215,400
15,600	Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 11.0%, 12/23/25	15,600
	Total Securities & Trusts	$ 231,000
Telecommunications – 0.2%
96,870	Commscope, Inc., Initial Term Loan, 3.397% (LIBOR + 325 bps), 4/6/26	$ 96,437
	Total Telecommunications	$ 96,437
Utilities – 0.2%
59,700	PG&E Corp., Term Loan, 5.5% (LIBOR + 450 bps), 6/23/25	$ 60,521
	Total Utilities	$ 60,521
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $930,614)	$ 957,715
U.S. GOVERNMENT AND AGENCY OBLIGATION – 2.4% of Net Assets
1,000,000(g)	U.S. Treasury Bills, 1/26/21	$ 999,971
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $999,940)	$ 999,971
Shares
RIGHTS/WARRANTS – 0.0%† of Net Assets
Health Care Providers & Services – 0.0%†
80+^(a)(h)	Option Care Health, Inc. 6/30/25	$ 91
80+^(a)(h)	Option Care Health, Inc. 6/30/25	71
	Total Health Care Providers & Services	$ 162
Transportation – 0.0%†
1,007+^(a)(i)	Syncreon Group, 10/01/24	$ —
	Total Transportation	$ —
TOTAL RIGHTS/WARRANTS
	(Cost $0)	$ 162
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 94.5%
	(Cost $38,479,993)	$ 40,017,445

The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)	Value
AFFILIATED ISSUER – 1.2%
CLOSED-END FUND – 1.2% of Net Assets
60,000(j)	Pioneer ILS Interval Fund	$26,496	$(132,800)	$153,023	$ 509,400
TOTAL CLOSED-END FUND
	(Cost $636,000)				$ 509,400
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.2%
	(Cost $636,000)				$ 509,400
	OTHER ASSETS AND LIABILITIES – 4.3%				$ 1,815,873
	NET ASSETS – 100.0%				$ 42,342,718

bps	Basis Points.
CMT	Constant Maturity Treasury.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2020, the value of these securities amounted to $26,990,344, or 63.7% of net assets.

†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
(iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2020.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2020.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Issued as preference shares.
(f)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2020.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(i)	Syncreon Group warrants are exercisable into 1,007 shares.
(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc., (the “Adviser”).
(k)	Security is partially funded. See Notes to the Financial Statements — Note 8.
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Lorenz Re 2018	6/26/2018	$11,497	$ 595
Lorenz Re 2019	7/10/2019	8,368	1,695
Total Restricted Securities			$2,290
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
18

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency		Currency			Settlement	Unrealized
Purchased	In Exchange for	Sold	Deliver	Counterparty	Date	Depreciation
USD	114,041	EUR	(96,125)	State Street Bank & Trust Co.	2/25/21	$(3,475)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(3,475)

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
					Premiums
Notional		Pay/	Annual	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
680,000	Markit CDX North America High Yield Index
	Series 27	Receive	5.00%	12/20/25	$41,922	$22,355	$64,277
309,616	Markit CDX North America High Yield Index
	Series 31	Receive	5.00%	12/20/21	(2,451)	13,889	11,438
231,400	Markit CDX North America High Yield Index
	Series 32	Receive	5.00%	6/20/24	11,707	8,409	20,116
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION					$51,178	$44,653	$95,831
TOTAL SWAP CONTRACTS					$51,178	$44,653	$95,831

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives Quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro
Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 1,803,668	$ 1,804,419
Other Long-Term Securities	$33,594,002	$35,655,909
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio engaged in purchases of $498,546 and sales of $1,644,199 pursuant to these procedures, which resulted in a net realized gain/(loss) of $11,588.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $39,208,491 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,529,173
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,118,463)
Net unrealized appreciation	$1,410,710
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
19

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3		Total
Common Stock	$163,872	$—	$—		$163,872
Convertible Preferred Stock	144,201	—	—		144,201
Commercial Mortgage-Backed Security	—	106,729	—		106,729
Convertible Corporate Bonds	—	1,681,097	—		1,681,097
Corporate Bonds	—	35,961,408	—		35,961,408
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	2,290		2,290
Senior Secured Floating Rate Loan Interests	—	957,715	—		957,715
U.S. Government and Agency Obligation	—	999,971	—		999,971
Rights/Warrants	—	—	162	*	162
Affiliated Closed-End Fund	—	509,400	—		509,400
Total Investments in Securities	$308,073	$40,216,320	$2,452		$40,526,845
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$—	$(3,475)	$—		$(3,475)
Swap contracts, at value	—	95,831	—		95,831
Total Other Financial Instruments	$—	$92,356	$—		$92,356

* Includes security that is valued at $0.
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Insurance-
	Linked	Rights/
	Securities	Warrants		Total
Balance as of 12/31/19	$27,503	$185	*	$27,688
Realized gain (loss)(1)	—	—		—
Change in unrealized appreciation (depreciation)(2)	(789)	(23)		(812)
Accrued discounts/premiums	—	—		—
Purchases	—	—		—
Sales	(24,424)	—		(24,424)
Transfers in to Level 3**	—	—		—
Transfer out of Level 3**	—	—		—
Balance as of 12/31/20	$2,290	$162	*	$2,452

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Includes security that is valued at $0.
**	Transfers are calculated on the beginning of period value. For the year ended December 31, 2020, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2020:	$(812)

The accompanying notes are an integral part of these financial statements.
20

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $38,479,993)	$40,017,445
Investments in affiliated issuers, at value (cost $636,000)	509,400
Cash	1,032,973
Swaps collateral	104,157
Variation margin for centrally cleared swap contracts	1,222
Swap contracts, at value (net premiums paid $51,178)	95,831
Unrealized appreciation on unfunded loan commitments	1,096
Receivables —
Investment securities sold	273,774
Portfolio shares sold	25,447
Interest	562,935
Due from the Adviser	12,001
Other assets	1,132
Total assets	$42,637,413
LIABILITIES:
Payables —
Investment securities purchased	$80,000
Portfolio shares repurchased	32,084
Trustees’ fees	55
Administrative fees	9,272
Professional fees	53,653
Due to broker for swaps	96,032
Net unrealized depreciation on forward foreign currency exchange contracts	3,475
Due to affiliates	12,695
Accrued expenses	7,429
Total liabilities	$294,695
NET ASSETS:
Paid-in capital	$42,787,030
Distributable earnings (loss)	(444,312)
Net assets	$42,342,718
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $34,217,626/3,681,304 shares)	$9.29
Class II (based on $8,125,092/886,728 shares)	$9.16

The accompanying notes are an integral part of these financial statements.
21

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$2,548,963
Dividends from affiliated issuers	26,496
Dividends from unaffiliated issuers	7,125
Total investment income		$2,582,584
EXPENSES:
Management fees	$272,812
Administrative expense	64,535
Distribution fees
Class II	22,480
Custodian fees	12,928
Professional fees	60,166
Printing expense	21,594
Pricing fees	19,415
Trustees’ fees	7,252
Insurance expense	70
Miscellaneous	1,105
Total expenses		$482,357
Less fees waived and expenses reimbursed by the Adviser		(31,864)
Net expenses		$450,493
Net investment income		$2,132,091
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,819,139)
Investments in affiliated issuers	(132,800)
Forward foreign currency exchange contracts	176
Swap contracts	(123,822)
Other assets and liabilities denominated in foreign currencies	8	$(2,075,577)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$559,742
Investments in affiliated issuers	153,023
Forward foreign currency exchange contracts	(3,475)
Swap contracts	2,112
Unfunded loan commitments	501
Other assets and liabilities denominated in foreign currencies	18	$711,921
Net realized and unrealized gain (loss) on investments		$(1,363,656)
Net increase in net assets resulting from operations		$768,435

The accompanying notes are an integral part of these financial statements.
22

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,132,091	$2,215,343
Net realized gain (loss) on investments	(2,075,577)	28,367
Change in net unrealized appreciation (depreciation) on investments	711,921	3,690,363
Net increase in net assets resulting from operations	$768,435	$5,934,073
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.48 and $0.46 per share, respectively)	$(1,780,149)	$(1,691,026)
Class II ($0.45 and $0.43 per share, respectively)	(456,509)	(470,273)
Total distributions to shareowners	$(2,236,658)	$(2,161,299)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$16,972,174	$8,990,878
Reinvestment of distributions	2,236,658	2,161,299
Cost of shares repurchased	(22,691,653)	(9,191,664)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(3,482,821)	$1,960,513
Net increase (decrease) in net assets	$(4,951,044)	$5,733,287
NET ASSETS:
Beginning of year	$47,293,762	$41,560,475
End of year	$42,342,718	$47,293,762

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	480,687	$4,158,198	321,322	$3,003,575
Reinvestment of distributions	202,848	1,780,149	181,308	1,691,026
Less shares repurchased	(723,721)	(6,405,539)	(591,036)	(5,476,479)
Net decrease	(40,186)	$(467,192)	(88,406)	$(781,878)
Class II
Shares sold	1,476,731	$12,813,976	651,310	$5,987,303
Reinvestment of distributions	53,056	456,509	51,030	470,273
Less shares repurchased	(1,872,863)	(16,286,114)	(403,548)	(3,715,185)
Net increase (decrease)	(343,076)	$(3,015,629)	298,792	$2,742,391

The accompanying notes are an integral part of these financial statements.
23

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$9.58	$8.79	$9.53	$9.31	$8.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.46	$0.47	$0.44	$0.43	$0.46
Net realized and unrealized gain (loss) on investments	(0.27)	0.78	(0.74)	0.22	0.74
Net increase (decrease) from investment operations	$0.19	$1.25	$(0.30)	$0.65	$1.20
Distributions to shareowners:
Net investment income	$(0.48)	$(0.46)	$(0.44)	$(0.43)	$(0.44)
Total distributions	$(0.48)	$(0.46)	$(0.44)	$(0.43)	$(0.44)
Net increase (decrease) in net asset value	$(0.29)	$0.79	$(0.74)	$0.22	$0.76
Net asset value, end of period	$9.29	$9.58	$8.79	$9.53	$9.31
Total return (b)	2.37%	14.44%	(3.30)%	7.14%	14.35%
Ratio of net expenses to average net assets	1.02%	1.03%	1.03%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	5.15%	5.03%	4.76%	4.57%	5.24%
Portfolio turnover rate	90%	66%	45%	44%	57%
Net assets, end of period (in thousands)	$34,218	$35,652	$33,476	$42,728	$48,953
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.10%	1.07%	1.07%	0.91%	0.92%
Net investment income (loss) to average net assets	5.07%	4.99%	4.72%	4.57%	5.24%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
24

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17		12/31/16*
Class II
Net asset value, beginning of period	$9.47	$8.68	$9.45	$9.23		$8.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.42	$0.44	$0.41	$0.41		$0.43
Net realized and unrealized gain (loss) on investments	(0.28)	0.78	(0.77)	0.22		0.72
Net increase (decrease) from investment operations	$0.14	$1.22	$(0.36)	$0.63		$1.15
Distributions to shareowners:
Net investment income	$(0.45)	$(0.43)	$(0.41)	$(0.41)		$(0.41)
Total distributions	$(0.45)	$(0.43)	$(0.41)	$(0.41)		$(0.41)
Net increase (decrease) in net asset value	$(0.31)	$0.79	$(0.77)	$0.22		$0.74
Net asset value, end of period	$9.16	$9.47	$8.68	$9.45		$9.23
Total return (b)	1.87%	14.28%	(3.94)%	6.89	%(c)	13.89%
Ratio of net expenses to average net assets	1.26%	1.28%	1.28%	1.16%		1.16%
Ratio of net investment income (loss) to average net assets	4.81%	4.79%	4.50%	4.31%		4.91%
Portfolio turnover rate	90%	66%	45%	44%		57%
Net assets, end of period (in thousands)	$8,125	$11,642	$8,085	$11,594		$11,529
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.33%	1.32%	1.32%	1.16%		1.16%
Net investment income (loss) to average net assets	4.74%	4.74%	4.45%	4.31%		4.91%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
25

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio adopted with ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Trust’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A
26

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued such fund’s net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.0% of net assets. The value of these fair valued securities was $162.
27

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

B.  Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2020, the Portfolio was permitted to carry forward indefinitely $584,398 of short-term and $1,700,927 of long-term losses.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$2,236,658	$2,161,299
Total	$2,236,658	$2,161,299

28

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:

2019
Distributable earnings/(losses):
Undistributed ordinary income	$429,171
Capital loss carryforward	(2,285,325)
Net unrealized appreciation	1,411,842
Total	$(444,312)
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and forward currency, and adjustments relating to credit default swaps and catastrophe bonds.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
29

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020 are listed in the Schedule of Investments.
H.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
30

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2020, is listed in the Schedule of Investments.
I.   Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended December 31, 2020, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2020, was $(53,442). Open forward foreign currency exchange contracts outstanding at December 31, 2020, are listed in the Schedule of Investments.
J.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
31

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended December 31, 2020, was $(14,346). Open credit default swap contracts at December 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2020, the Adviser waived $12,855 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
Effective October 1, 2020, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. Fees waived and expenses reimbursed during the year ended December 31, 2020, if any, are reflected on the Statement of Operations. This expense limitation are in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,529 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,252 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $55.
32

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $166 in distribution fees payable to the Distributor at December 31, 2020.
6. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2020.
Derivative
Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
State Street Bank &
Trust Co.	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

33

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
State Street Bank &
Trust Co.	$3,475	$ —	$ —	$ —	$3,475
Total	$3,475	$ —	$ —	$ —	$3,475

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2020, was as follows:
Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Swap contracts,
at value	$ —	$95,831	$ —	$ —	$ —
Total Value	$ —	$95,831	$ —	$ —	$ —
Liabilities
Net unrealized depreciation
on forward foreign
currency exchange
contracts	$ —	$ —	$3,475	$ —	$ —
Total Value	$ —	$ —	$3,475	$ —	$ —

34

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2020, was as follows:
Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$ 176	$ —	$ —
Swap contracts	—	(123,822)	—	—	—
Total Value	$ —	$(123,822)	$ 176	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$(3,475)	$ —	$ —
Swap contracts	—	2,112	—	—	—
Total Value	$ —	$ 2,112	$(3,475)	$ —	$ —
8. Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of December 31, 2020, the Portfolio had the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Appreciation
Grupo Aeromexico, Sociedad Anonima Bursatil
De Capital Variable, DIP Tranche 2 Term Loan	$31,738	$31,476	$32,572	$1,096
9. Affiliated Issuer
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. At December 31, 2020, the value of the Portfolio’s investment in affiliated issuers was $509,400, which represents 1.2% of the Portfolio’s net assets.
Transactions in affiliated issuers by the Portfolio for the year ended were as follows:
			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2019	Costs	in Affiliated Issuers	Issuers	Affiliated Issuers	2020	2020
Pioneer ILS
Interval Fund	$1,020,377	$(531,200)	$153,023	$(132,800)	$26,496	60,000	$509,400

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
35

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 17, 2021
36

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 75.10%.
37

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
38

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a high yield fund that invests more significantly in convertible securities and invests across a broader group of sectors than a traditional high yield fund. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio’s relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
39

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
40

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

41

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
42

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

43

This page was intentionally left blank.
44

This page was intentionally left blank.

45

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18662-15-0221

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value

VCT Portfolio
Class I and II Shares
Annual Report | December 31, 2020
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	Zimmer Biomet Holdings, Inc.	2.42%
2.	McKesson Corp.	2.25
3.	Citizens Financial Group, Inc.	2.18
4.	Hartford Financial Services
	Group, Inc.	2.11
5.	PACCAR, Inc.	2.10

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$17.97	$18.46
Class II	$17.74	$18.23

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.1976	$ —	$0.5265
Class II	$0.1548	$ —	$0.5265

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2020)
			Russell Midcap
	Class I	Class II	Value Index
10 Years	7.72%	7.45%	10.49%
5 Years	6.90%	6.62%	9.73%
1 Year	2.14%	1.87%	4.96%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,246.22	$1,244.90
Expenses Paid During Period*	$4.18	$5.59

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,021.42	$1,020.16
Expenses Paid During Period*	$3.76	$5.03

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The investment environment for domestic mid-cap stocks was extremely volatile during the 12-month period ended December 31, 2020, as mid-cap equities fell sharply early in the period, but had recovered by period-end. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2020. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned 2.14% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned 1.87%, while the Portfolio’s benchmark, the Russell Midcap Value Index, returned 4.96%.
Q:   How would you describe the investment environment during the 12-month period ended December 31, 2020?
A:   The 12-month period featured nearly unprecedented volatility in the US equity markets. Early in the period, investor sentiment was positive, boosted by the January signing of a trade agreement between the US and China and a highly favorable interest-rate policy from the US Federal Reserve (“Fed”). Those factors combined to send domestic equities to record highs. However, the onset of the COVID-19 pandemic sent stocks sharply lower in mid-February and March 2020, as investors fled riskier assets in the wake of virus-containment measures enacted by national, state, and local governments around the world. The measures included the shuttering of businesses deemed non-essential, which brought the global economy to a virtual standstill.
The Fed and the US government responded to the crisis with aggressive monetary and fiscal policy measures aimed at bolstering both the economy and the financial markets. The stimulus efforts generated a sense of optimism among market participants that the economic effects of the pandemic, though severe, could possibly be short-lived. Markets then rallied throughout much of the final three calendar quarters of 2020, as many US businesses reopened, the US economy showed signs of strength, particularly in the third quarter, and the Fed signaled its intentions to keep the target range of the benchmark federal funds rate at near zero for the foreseeable future. Volatility then increased during the autumn months as investors faced an uptick in COVID-19 case counts and uncertainty about the November US presidential election. However, the markets surged higher following the election, and agreement on additional stimulus from the US government near year-end fueled more positive momentum.
Within the US stock market, stocks of small- and mid-cap companies underperformed large-cap stocks by a significant margin over the 12-month period, reflecting investors’ preference for the perceived stability of larger companies. Growth stocks dramatically outperformed value stocks as well,
4

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

extending a streak of outperformance by growth stocks that has now lasted for several years. Although growth stocks have historically struggled during periods of economic weakness, companies in growth-oriented sectors such as information technology actually outperformed over the past year, despite the shuttering of much of the global economy. Companies in those sectors benefited greatly from the work-from-home and shop-from-home phenomena brought on by the pandemic. By contrast, stocks of companies traditionally viewed as defensive performed poorly during the 12-month period, despite their relatively attractive valuations.
Q:   How did you position the Portfolio during the 12-month period ended December 31, 2020, and how did the positioning affect performance relative to the benchmark?
A:   We continued to emphasize holding stocks of what we view as higher-quality value companies in the Portfolio during the 12-month period, in anticipation of slowing domestic economic growth. We maintained a preference for companies with histories of below-average debt levels, above-average profits, and below-average earnings volatility. Cyclical economic factors have tended to play a less important role in the performance of those types of stocks, and the valuations of those companies have usually held up relatively well when the market environment faced considerable uncertainty. That strategy proved successful during the market pullback in February and March, as the Portfolio outperformed the Russell Index over that timeframe. However, the Portfolio’s security selection results weighed on benchmark-relative returns throughout much of the remainder of the period, as the stock market rebounded sharply after the initial pandemic-related selloff.
From a sector perspective, stock selection results as well as an underweight position in consumer staples were the most significant detractors from the Portfolio’s benchmark-relative performance over the 12-month period. Stock selection results in energy and utilities also notably detracted from relative returns.
The most significant positive contributors to the Portfolio’s relative performance from a sector-allocation standpoint during the period were stock selection results as well as an overweight position in the consumer discretionary sector. Overweight positions in the materials and health care sectors also benefited relative performance, as did an underweight position in utilities.
At the individual security level, the two largest detractors from the Portfolio’s benchmark-relative performance during the period were a position in oil & gas exploration and production company Marathon Oil, and not having any exposure to Newmont Mining. Unprecedented disruptions in the oil market weighed on Marathon’s shares, and the energy sector in general. Another performance detractor versus the Russell Index was our decision to avoid taking a position in gold miner Newmont. Not holding the stock hurt the Portfolio’s relative returns as Newmont’s share price rallied significantly on rising prices for gold and other precious metals.
5

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

The top two performers for the Portfolio versus the benchmark during the 12-month period were semiconductor manufacturer Lam Research and health care company West Pharmaceutical Services. Technology-testing specialist Lam Research saw steady growth and continued to generate solid earnings during the period, benefiting from a favorable environment for the semiconductor industry. West Pharmaceutical’s core medical packaging and drug-delivery products enjoyed continued high demand over the period, and the company also advanced COVID-19-related initiatives to generate new growth opportunities.
Q:   Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2020?
A:   No, the Portfolio did not invest in any derivatives during the 12-month period.
Q:   What is your investment outlook and how have you positioned the Portfolio with regard to that outlook for 2021?
A:   As we look ahead to 2021, we expect that ongoing fiscal and monetary stimulus may be necessary to support the US economy. Despite the improvement in most US economic indicators since the steep drop in activity caused by COVID-19 containment measures during the first half of 2020, there remains considerable uncertainty surrounding the future trajectory of the economy.
We believe that the recent approval of COVID-19 vaccines and the beginning of their large-scale distribution could prove to be a key turning point for both the health crisis and the economy. Successful deployment of vaccines on a national scale could spur accelerating economic growth, especially in the hardest-hit sectors of the economy. In our view, such a broadening of performance leadership beyond higher-growth areas of the equity market could diminish the appeal of some stocks that currently have exceptionally high valuations, particularly those that have benefited from the work-from-home and shop-at-home trends brought about by the pandemic.
Conversely, we would anticipate that delays in further efforts to deploy vaccines for COVID-19 could create downside risk by leading to increased government restrictions on social and business activities. In particular, the recent wave of new COVID-19 cases has already led to some reversals of the progress made toward returning both the business community and society at large to more normal conditions.
With regard to positioning, we have significantly increased the Portfolio’s exposure to cyclical stocks shares of companies with more exposures to the ebbs and flows of the economic cycle in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of forced savings by consumers, which have increased since March 2020. In addition, we believe there is still value in the sectors that have been hit hardest by the spread of COVID-19.
6

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
In managing the Portfolio for the long run, we have remained committed to investing in shares of what we view as high-quality companies, and we see a post-pandemic recovery in economic growth as potentially producing outperformance by traditional value stocks. We have continued to have confidence in our longer-term investment strategy of focusing on reasonably valued stocks of higher-quality companies, and we believe that the strategy is well-suited to the economic and market conditions that we see as likely to prevail in the months and years to come.
Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
7

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS – 99.9%
	COMMON STOCKS – 99.2% of Net Assets
	Aerospace & Defense – 1.0%
72,432	Spirit AeroSystems Holdings, Inc.	$ 2,831,367
	Total Aerospace & Defense	$ 2,831,367
	Airlines – 1.2%
85,902	Delta Air Lines, Inc.	$ 3,454,119
	Total Airlines	$ 3,454,119
	Auto Components – 0.5%
35,888	BorgWarner, Inc.	$ 1,386,712
	Total Auto Components	$ 1,386,712
	Banks – 8.7%
172,398	Citizens Financial Group, Inc.	$ 6,164,953
111,159	East West Bancorp, Inc.	5,636,873
101,654	First Hawaiian, Inc.	2,397,001
36,086	First Republic Bank	5,302,116
17,254	M&T Bank Corp.	2,196,434
21,867	Signature Bank/New York NY	2,958,386
	Total Banks	$ 24,655,763
	Building Products – 1.8%
34,385	Trane Technologies Plc	$ 4,991,327
	Total Building Products	$ 4,991,327
	Capital Markets – 1.3%
26,767	Artisan Partners Asset Management, Inc.	$ 1,347,451
16,724	Nasdaq, Inc.	2,219,944
	Total Capital Markets	$ 3,567,395
	Chemicals – 7.5%
43,963	Celanese Corp.	$ 5,712,552
131,123	Chemours Co.	3,250,539
173,562	Element Solutions, Inc.	3,077,254
150,589	Huntsman Corp.	3,785,808
37,275	PPG Industries, Inc.	5,375,801
	Total Chemicals	$ 21,201,954
	Consumer Durables & Apparel – 0.7%
93,161	Newell Brands, Inc.	$ 1,977,808
	Total Consumer Durables & Apparel	$ 1,977,808
	Containers & Packaging – 2.6%
29,048	Ball Corp.	$ 2,706,693
273,147	Graphic Packaging Holding Co.	4,627,110
	Total Containers & Packaging	$ 7,333,803
	Electric Utilities – 2.9%
78,120	Avangrid, Inc.	$ 3,550,554
46,284	Entergy Corp.	4,620,995
	Total Electric Utilities	$ 8,171,549
	Electrical Equipment – 1.6%
36,780	Eaton Corp. Plc	$ 4,418,749
	Total Electrical Equipment	$ 4,418,749

The accompanying notes are an integral part of these financial statements.
8

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electronic Equipment, Instruments & Components – 3.9%
20,522	CDW Corp.	$ 2,704,594
80,896	Corning, Inc.	2,912,256
34,500	Dolby Laboratories, Inc.	3,350,985
16,061(a)	Keysight Technologies, Inc.	2,121,498
	Total Electronic Equipment, Instruments & Components	$ 11,089,333
	Equity Real Estate Investment Trusts (REITs) – 10.5%
9,462	Alexandria Real Estate Equities, Inc.	$ 1,686,318
17,389	Camden Property Trust	1,737,509
90,687	Cousins Properties, Inc.	3,038,014
36,096	Duke Realty Corp.	1,442,757
35,788	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,270,033
47,610	Healthpeak Properties, Inc.	1,439,250
102,642	Host Hotels & Resorts, Inc.	1,501,652
40,630	Omega Healthcare Investors, Inc.	1,475,682
63,150	Outfront Media, Inc.	1,235,214
164,528	Park Hotels & Resorts, Inc.	2,821,655
28,056	Safehold, Inc.	2,033,779
26,768	Sun Communities, Inc.	4,067,398
54,101	UDR, Inc.	2,079,101
116,089	VICI Properties, Inc.	2,960,270
	Total Equity Real Estate Investment Trusts (REITs)	$ 29,788,632
	Food & Staples Retailing – 0.8%
31,030	Sysco Corp.	$ 2,304,288
	Total Food & Staples Retailing	$ 2,304,288
	Food Products – 0.4%
29,345	Kraft Heinz Co.	$ 1,017,098
	Total Food Products	$ 1,017,098
	Health Care Equipment & Supplies – 5.0%
39,234(a)	Hologic, Inc.	$ 2,857,412
14,673	STERIS Plc	2,781,121
6,264	West Pharmaceutical Services, Inc.	1,774,654
44,315	Zimmer Biomet Holdings, Inc.	6,828,498
	Total Health Care Equipment & Supplies	$ 14,241,685
	Health Care Providers & Services – 2.2%
36,582	McKesson Corp.	$ 6,362,341
	Total Health Care Providers & Services	$ 6,362,341
	Hotels, Restaurants & Leisure – 6.0%
24,954	Darden Restaurants, Inc.	$ 2,972,521
26,470	Hilton Worldwide Holdings, Inc.	2,945,052
260,401	International Game Technology Plc	4,411,193
91,702	MGM Resorts International	2,889,530
143,668(a)	Norwegian Cruise Line Holdings, Ltd.	3,653,477
	Total Hotels, Restaurants & Leisure	$ 16,871,773
	Household Durables – 1.9%
36,384	Lennar Corp.	$ 2,773,552
14,750	Whirlpool Corp.	2,662,228
	Total Household Durables	$ 5,435,780

The accompanying notes are an integral part of these financial statements.
9

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	Insurance – 5.9%
12,095	Assurant, Inc.	$ 1,647,581
66,407	Brown & Brown, Inc.	3,148,356
121,702	Hartford Financial Services Group, Inc.	5,960,964
41,595	Lincoln National Corp.	2,092,644
190,244	Old Republic International Corp.	3,749,709
	Total Insurance	$ 16,599,254
	Internet & Direct Marketing Retail – 1.3%
28,858	Expedia, Inc.	$ 3,820,799
	Total Internet & Direct Marketing Retail	$ 3,820,799
	IT Services – 0.9%
28,056	Booz Allen Hamilton Holding Corp.	$ 2,445,922
	Total IT Services	$ 2,445,922
	Machinery – 11.0%
39,135	AGCO Corp.	$ 4,034,427
65,575	Allison Transmission Holdings, Inc.	2,828,250
29,847	Donaldson Co., Inc.	1,667,850
44,816	Flowserve Corp.	1,651,470
118,885(a)	Ingersoll Rand, Inc.	5,416,401
62,457	Otis Worldwide Corp.	4,218,970
68,702	PACCAR, Inc.	5,927,609
17,013	Stanley Black & Decker, Inc.	3,037,841
29,059	Timken Co.	2,248,004
	Total Machinery	$ 31,030,822
	Materials – 0.6%
15,862(a)	Crown Holdings, Inc.	$ 1,589,372
	Total Materials	$ 1,589,372
	Media – 1.2%
77,424(a)	Liberty Media Corp.-Liberty SiriusXM	$ 3,368,718
	Total Media	$ 3,368,718
	Metals & Mining – 1.4%
32,716	Reliance Steel & Aluminum Co.	$ 3,917,741
	Total Metals & Mining	$ 3,917,741
	Multiline Retail – 0.9%
12,210	Dollar General Corp.	$ 2,567,763
	Total Multiline Retail	$ 2,567,763
	Multi-Utilities – 1.9%
92,420	Public Service Enterprise Group, Inc.	$ 5,388,086
	Total Multi-Utilities	$ 5,388,086
	Oil, Gas & Consumable Fuels – 1.1%
74,618	Marathon Petroleum Corp.	$ 3,086,200
	Total Oil, Gas & Consumable Fuels	$ 3,086,200
	Real Estate Management & Development – 0.9%
42,043(a)	CBRE Group, Inc.	$ 2,636,937
	Total Real Estate Management & Development	$ 2,636,937
	Road & Rail – 3.1%
39,060	JB Hunt Transport Services, Inc.	$ 5,337,549
17,247	Kansas City Southern	3,520,630
	Total Road & Rail	$ 8,858,179

The accompanying notes are an integral part of these financial statements.
10

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Semiconductors & Semiconductor Equipment – 1.0%
5,818	Lam Research Corp.	$ 2,747,667
	Total Semiconductors & Semiconductor Equipment	$ 2,747,667
Software – 1.0%
28,255(a)	Manhattan Associates, Inc.	$ 2,971,861
	Total Software	$ 2,971,861
Specialty Retail – 3.8%
70,388(a)	AutoNation, Inc.	$ 4,912,378
63,547	Foot Locker, Inc.	2,569,841
3,272(a)	O’Reilly Automotive, Inc.	1,480,809
69,386(a)	Urban Outfitters, Inc.	1,776,282
	Total Specialty Retail	$ 10,739,310
Technology Hardware, Storage & Peripherals – 0.6%
45,236(a)	NCR Corp.	$ 1,699,517
	Total Technology Hardware, Storage & Peripherals	$ 1,699,517
Textiles, Apparel & Luxury Goods – 2.1%
40,250	Columbia Sportswear Co.	$ 3,517,045
23,746	Ralph Lauren Corp.	2,463,410
	Total Textiles, Apparel & Luxury Goods	$ 5,980,455
TOTAL COMMON STOCKS
	(Cost $223,122,933)	$280,550,079

Principal
Amount
USD ($)
	U.S. GOVERNMENT AND AGENCY OBLIGATION – 0.7% of Net Assets(b)
2,000,000(b)	U.S. Treasury Floating Rate Note, 0.249% (3 Month U.S. Treasury Bill Money Market
	Yield + 15 bps), 1/31/22	$ 2,001,972
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $2,002,132)	$ 2,001,972
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.9%
	(Cost $225,125,065)	$282,552,051
	OTHER ASSETS AND LIABILITIES – 0.1%	$ 406,441
	NET ASSETS – 100.0%	$282,958,492

bps	Basis Points.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2020.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$4,004,265	$1,996,092
Other Long-Term Securities	$215,696,167	$220,734,481

The accompanying notes are an integral part of these financial statements.
11

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $225,762,548 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$58,444,493
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,654,990)
Net unrealized appreciation	$56,789,503

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$280,550,079	$—	$—	$280,550,079
U.S. Government and Agency Obligation	—	2,001,972	—	2,001,972
Total Investments in Securities	$280,550,079	$2,001,972	$—	$282,552,051

During the year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
12

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $225,125,065)	$282,552,051
Cash	1,188,358
Receivables —
Portfolio shares sold	3,821
Dividends	352,594
Interest	835
Other assets	247
Total assets	$284,097,906

LIABILITIES:
Payables —
Investment securities purchased	$951,450
Portfolio shares repurchased	95,036
Professional fees	52,109
Due to affiliates	20,371
Accrued expenses	20,448
Total liabilities	$1,139,414

NET ASSETS:
Paid-in capital	$228,108,403
Distributable earnings	54,850,089
Net assets	$282,958,492

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $32,989,085/1,836,248 shares)	$17.97
Class II (based on $249,969,407/14,092,373 shares)	$17.74

The accompanying notes are an integral part of these financial statements.
13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$4,662,751
Interest from unaffiliated issuers	19,110
Total investment income		$4,681,861
EXPENSES:
Management fees	$1,653,249
Administrative expense	111,450
Distribution fees
Class II	559,205
Custodian fees	11,926
Professional fees	63,381
Printing expense	20,604
Pricing fees	58
Trustees’ fees	7,867
Insurance expense	443
Miscellaneous	11,005
Total expenses		$2,439,188
Net investment income		$2,242,673
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(4,437,300)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$10,121,721
Net realized and unrealized gain (loss) on investments		$5,684,421
Net increase in net assets resulting from operations		$7,927,094

The accompanying notes are an integral part of these financial statements.
14

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,242,673	$2,622,399
Net realized gain (loss) on investments	(4,437,300)	8,844,533
Change in net unrealized appreciation (depreciation) on investments	10,121,721	58,123,072
Net increase in net assets resulting from operations	$7,927,094	$69,590,004
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.73 and $1.38 per share, respectively)	$(1,370,948)	$(2,769,330)
Class II ($0.68 and $1.33 per share, respectively)	(9,892,768)	(18,372,047)
Total distributions to shareowners	$(11,263,716)	$(21,141,377)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$28,775,060	$9,343,094
Reinvestment of distributions	11,263,715	21,141,377
Cost of shares repurchased	(38,185,994)	(51,860,053)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$1,852,781	$(21,375,582)
Net increase (decrease) in net assets	$(1,483,841)	$27,073,045
NET ASSETS:
Beginning of year	$284,442,333	$257,369,288
End of year	$282,958,492	$284,442,333

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	155,710	$2,367,823	71,437	$1,266,186
Reinvestment of distributions	93,198	1,370,947	160,914	2,769,330
Less shares repurchased	(437,701)	(6,992,205)	(364,444)	(6,430,449)
Net decrease	(188,793)	$(3,253,435)	(132,093)	$(2,394,933)
Class II
Shares sold	1,796,718	$26,407,237	470,625	$8,076,908
Reinvestment of distributions	680,383	9,892,768	1,079,439	18,372,047
Less shares repurchased	(1,936,058)	(31,193,789)	(2,583,598)	(45,429,604)
Net increase (decrease)	541,043	$5,106,216	(1,033,534)	$(18,980,649)

The accompanying notes are an integral part of these financial statements.
15

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$18.46	$15.53	$21.11	$20.49	$18.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17	$0.20	$0.23	$0.13	$0.17
Net realized and unrealized gain (loss) on investments	0.07	4.11	(4.01)	2.36	2.81
Net increase (decrease) from investment operations	$0.24	$4.31	$3.78	$2.49	$2.98
Distributions to shareowners:
Net investment income	$(0.20)	$(0.24)	$(0.14)	$(0.18)	$(0.14)
Net realized gain	(0.53)	(1.14)	(1.66)	(1.69)	(1.23)
Total distributions	$(0.73)	$(1.38)	$(1.80)	$(1.87)	$(1.37)
Net increase (decrease) in net asset value	$(0.49)	$2.93	$(5.58)	$0.62	$1.61
Net asset value, end of period	$17.97	$18.46	$15.53	$21.11	$20.49
Total return (b)	2.14%	28.44%	(19.34)%	13.17%	16.56%
Ratio of net expenses to average net assets	0.74%	0.73%	0.73%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	1.10%	1.14%	1.19%	0.64%	0.91%
Portfolio turnover rate	88%	93%	81%	61%	75%
Net assets, end of period (in thousands)	$32,989	$37,384	$33,506	$48,082	$68,552

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
16

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$18.23	$15.35	$20.87	$20.28	$18.70
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13	$0.15	$0.18	$0.08	$0.12
Net realized and unrealized gain (loss) on investments	0.06	4.06	(3.95)	2.33	2.78
Net increase (decrease) from investment operations	$0.19	$4.21	$(3.77)	$2.41	$2.90
Distributions to shareowners:
Net investment income	$(0.15)	$(0.19)	$(0.09)	$(0.13)	$(0.09)
Net realized gain	(0.53)	(1.14)	(1.66)	(1.69)	(1.23)
Total distributions	$(0.68)	$(1.33)	$(1.75)	$(1.82)	$(1.32)
Net increase (decrease) in net asset value	$(0.49)	$2.88	$(5.52)	$0.59	$1.58
Net asset value, end of period	$17.74	$18.23	$15.35	$20.87	$20.28
Total return (b)	1.87%	28.08%	(19.49)%	12.87%	16.23%
Ratio of net expenses to average net assets	0.99%	0.98%	0.98%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	0.85%	0.89%	0.95%	0.39%	0.67%
Portfolio turnover rate	88%	93%	81%	61%	75%
Net assets, end of period (in thousands)	$249,969	$247,058	$223,863	$298,671	$294,399

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an
18

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2020, the Portfolio was permitted to carry forward indefinitely $4,179,688 of short-term losses.
19

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,621,881	$3,122,155
Long-term capital gain	8,641,835	18,019,222
Total distributions	$11,263,716	$21,141,377

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$2,240,275
Undistributed long-term capital gain	(4,179,688)
Unrealized depreciation	56,789,502
Total	$54,850,089

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
E.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
20

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2020, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $15,278 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
21

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,867 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,093 in distribution fees payable to the Distributor at December 31, 2020.
22

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Mid Cap Value VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 17, 2021
23

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

For the year ended December 31, 2020, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.
24

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
25

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
26

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
27

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

28

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
29

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

30

This page was intentionally left blank.

31

This page was intentionally left blank.

32

This page was intentionally left blank.

33

This page was intentionally left blank.

34

This page was intentionally left blank.

35

This page was intentionally left blank.

36

This page was intentionally left blank.

37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18647-15-0221

Pioneer Variable Contracts Trust
Pioneer Fund

VCT Portfolio

Class I and II Shares
Annual Report | December 31, 2020
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	Apple, Inc.	5.49%
2.	Visa, Inc.	5.31
3.	Microsoft Corp.	5.20
4.	Amazon.com, Inc.	4.84
5.	Alphabet, Inc.	4.35

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$16.83	$14.95
Class II	$16.97	$15.06

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.1151	$0.2050	$1.1021
Class II	$0.0745	$0.2050	$1.1021

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

Average Annual Total Returns
(As of December 31, 2020)

	Class I	Class II	S&P 500 Index
10 Years	12.86%	12.58%	13.88%
5 Years	16.53%	16.25%	15.22%
1 Year	24.28%	23.96%	18.40%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,239.95	$1,238.61
Expenses Paid During Period*	$4.45	$5.85

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.79% and 1.04% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,021.17	$1,019.91
Expenses Paid During Period*	$4.01	$5.28

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.79% and 1.04% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke discusses the market environment during the 12-month period ended December 31, 2020, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and associate portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Director of Equity Research, US, and a portfolio manager at Amundi US, and John Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.
Q:   How did the Portfolio perform over the 12-month period ended December 31, 2020?
A:   Pioneer Fund VCT Portfolio’s Class I shares returned 24.28% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned 23.96%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 18.40%.
Q:   How would you describe the market environment for equities during the 12-month period ended December 31, 2020?
A:   The Portfolio’s benchmark, the S&P 500, returned more than 18% for the full calendar year, closing at a record high on the last trading day of December for only the eighth time since 1928. On the face of it, this seemed like a highly improbable outcome, in our view. COVID-19 infection rates, which declined during the summer after climbing to 35,000 new daily cases in early April, spiked during the holiday season, reaching over 280,000 new daily cases on December 11, 2020. New case numbers climbed even higher in early January 2021. The S&P 500, having declined by more than 30% in a little over a month in February and March of 2020 due to the economic effects of the initial COVID-19 containment measures, which included lockdowns and business closings, rose by 70% from those lows through the end of the 12-month period, despite the exponential increase in daily virus infection rates.
There were four primary catalysts for the S&P 500’s recovery after the March 2020 low point. First, there was unprecedented fiscal and monetary stimulus from the US government and the Federal Reserve (Fed), which lent support to the economy and kept interest rates low. As a result, unemployment, which peaked at 14.7% in April, had fallen back to 6.7% at the end of November. Spending on autos and homes rose as people took advantage of the low-interest-rate environment, and sought refuge in suburban or rural areas. Second, the five largest stocks in the S&P 500 (based on market capitalization), which are technology and tech-oriented companies, benefited from the stay-at-home environment created by the efforts to contain the spread of the virus, as online gaming, video usage, and online retailing surged. That resulted in a partial decoupling of the stock market from the larger economy, as the share prices of those five companies rose by anywhere from 30% to 82% for the full 12 months ended December 31, 2020. Third,
4

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Moderna and Pfizer (neither of which is a portfolio holding) announced in November that their vaccines were more than 90% effective in preventing COVID-19 infections. The two companies subsequently received emergency-use authorization from the FDA in December, allowing the vaccination process to begin and sparking a more optimistic tone among market participants. Finally, the economy largely remained open in the fourth quarter of the year (October through December), despite the rise in COVID-19 infections, as states tried to balance social-interaction restrictions with the need for economic activity.
Though stocks declined in late October due to concerns about the US elections, they rebounded in early November with the declaration of a winner and emerging clarity about possible future policy actions coming out of Washington.
From a style perspective, growth stocks trounced value over the full 12 months ended December 31, 2020, as a number of growth stocks were among the stay-at-home beneficiaries we mentioned earlier. The Russell 1000 Growth Index returned 38% for the full calendar year, compared with the modest 3% gain by the Russell 1000 Value Index. Technology and technology-related stocks led the market in 2020, as the information technology sector within the S&P 500 soared by 43%. Meanwhile, energy stocks were easily the worst performers of 2020, as the sector plummeted by 33% due to falling oil demand amid ample supply.
Q:   Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020?
A:   The key to the Portfolio’s success relative to the benchmark for the full 12-month period was strict adherence to our investment philosophy and process, as we seek to invest in attractively valued equities of companies that we believe have sustainable businesses from competitive, financial, and environmental, social, and governance (ESG) perspectives.
Relative performance for the full 12-month period benefited from sector allocation decisions, despite a Portfolio underweight to information technology, which was the top-performing sector in the S&P 500 (returning 43% for the year, as noted earlier, compared with 18% for the overall benchmark). The underweight to information technology was by far the biggest drag on benchmark-relative returns during the 12-month period, but positive allocation results in other sectors offset the shortfall from information technology. For example, an overweight in the technology-related communication services sector helped the Portfolio’s relative returns for the full 12 months. However, most of the performance benefits at the sector allocation level came from the Portfolio’s underweights, for valuation reasons, to “bond proxy” sectors such as consumer staples and utilities, as well as an underweight in energy, due to ESG and oil-price concerns we have had about the sector.
5

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

Positive security selection results versus the S&P 500 in the two consumer sectors, industrials, and information technology also boosted the Portfolio’s benchmark-relative performance during the 12-month period, more than making up for negative selection results in health care, materials, and real estate.
The Portfolio’s exposure to five secular themes during the year – 5G, artificial intelligence, autonomy (robotics), cloud computing, and “internet of things” – was another positive contributor to benchmark-relative results. A differentiator in how we integrate themes into the Portfolio’s investment process is that we seek to own shares of companies that provide services such as cloud computing, but also of companies that are aggressive adopters of the technologies related to those themes. Leading banks, for instance, have been using artificial intelligence to improve the customer experience and reduce costs. This approach to integrating themes into our investment process means that it can apply to value as well as growth stocks. Spending related to those investment themes has accelerated during the pandemic.
In our view, one of the benefits of investing in a large-cap core portfolio such as this one is that we have the ability to migrate across the growth and value spectrums in search of stocks that we believe have the best risk-return potential, regardless of whether a stock falls under the growth or value category. The challenge for active managers like us is successfully executing that migration. Over the course of 2020, we reduced the Portfolio’s active (benchmark-relative) exposure to communication services and information technology, and to the bond proxy sectors, and increased allocations to cyclical sectors, such as industrials, in anticipation of a full economic recovery. The positive effects of those shifts were evident in the 12-month sector allocation results discussed previously.
Q:   Which individual holdings factored into the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020, either positively or negatively?
A:   The Portfolio’s position in NVIDIA, which manufactures graphic-processing units used in computer games, driverless cars, and data centers, was the top positive contributor to relative returns during the 12-month period. We believe the company is a good example of the integrated approach we take in assessing the sustainability of a business as part of our ESG investment process. One of NVIDIA’s most notable practices related to ESG is the use of artificial intelligence in an effort to eliminate unintended biases in the employee recruiting process, which has contributed not only to a favorable ESG profile, but also to better hiring outcomes.
Another top performer for the Portfolio over the 12-month period was United Parcel Service (UPS), which reported much better-than-expected results driven by an increase in package deliveries in the stay-at-home environment
6

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

created by COVID-19. We believe that new CEO, Carol Tome, who recently joined UPS after 24 years with Home Depot, could deliver on her promise to make the company “better, not bigger,” by investing in technology, reducing inefficiencies by streamlining service offerings, and increasing profit margins. The company has been improving its ESG profile by increasing its fleet of renewable natural-gas vehicles.
On the negative side, a position in Wells Fargo was the top detractor from the Portfolio’s benchmark-relative performance in 2020. Under the leadership of Charles Scharf, who was appointed CEO in 2019, Wells Fargo is at the beginning stages of what we believe could be a transformation into a company that operates more efficiently, more profitably, and more responsibly from an ESG perspective. This transformation, in our opinion, could be positive for the stock price, but will require some patience, as corporate initiatives will take time to execute. The company is an example of our approach to ESG investing, which is to hold shares of companies that have solid ESG ratings, but also – as in the case of Wells Fargo – to hold shares of companies that have lower-than-average ESG ratings, but are actively working to improve them.
Finally, shares of oilfield services giant Schlumberger slumped and detracted from the Portfolio’s relative returns over the 12-month period, as oil prices declined due to continued supply/demand concerns. The stock is a Portfolio holding in spite of overall ESG concerns in the energy sector, because we believe the company’s services could be critical in the energy industry’s quest to become more efficient in the production of oil and natural gas. Schlumberger’s training and environmental management systems have been strong, which has helped to mitigate the inherent ESG risks of operating in the energy sector.
Q:   Did the Portfolio have any exposure to derivative investments during the 12-month period ended December 31, 2020?
A:   No, the Portfolio had no exposure to derivatives during the 12-month period.
Q:   Could you discuss the Portfolio’s commitment to ESG investing?
A:   ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. We have historically followed an ESG-friendly approach when building the Portfolio. We use specific screening criteria to exclude investments from the Portfolio in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of coal mines, gambling casinos and
7

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

other gaming businesses. In addition, we view the “governance” aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.
Q:   What is your outlook for equities as the Portfolio enters a new fiscal year, and how would you characterize the Portfolio’s current positioning?
A:   While the near-term economic outlook remains challenging due to the current wave of COVID-19 cases, we believe the distribution of vaccines from Pfizer and Moderna is paving the way for a potentially robust economic recovery in 2021, particularly in the second half of the year, once we get closer to possible attainment of herd immunity. We expect that a majority of adults in the US could receive the vaccine during the first half of 2021, and that hospitalization rates could begin to decline in late February or March. Gradual lifting of limitations on economic and social activity could potentially occur, and businesses that suffered the most from those limitations may in turn begin to recover. Additional fiscal stimulus from the government could also help support the economy until there is a wide-ranging rollout of the vaccination process.
Though we still see significant valuation risk in financial markets, as evidenced by the performance of ultra-high-growth stocks and IPOs, we believe there are attractively valued opportunities in equities, especially in cyclical stocks that could benefit from a strong economy in the second half of 2021. Speculative activity is quite apparent, in our view, not only in the ultra-high-growth and largely unprofitable companies, but also in recent IPOs.
Consistent with these views, we have overweighted the Portfolio to the industrials sector, while underweighting it to bond-proxy sectors, such as consumer staples and utilities, which we believe are likely to underperform if economic growth recovers and interest rates begin to rise.
8

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 10 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
UNAFFILIATED ISSUERS – 98.1%
COMMON STOCKS – 98.1% of Net Assets
Air Freight & Logistics – 5.0%
5,791	FedEx Corp.	$ 1,503,460
31,326	United Parcel Service, Inc., Class B	5,275,298
	Total Air Freight & Logistics	$ 6,778,758
Banks – 5.2%
174,601	Bank of America Corp.	$ 5,292,156
56,284	Wells Fargo & Co.	1,698,651
	Total Banks	$ 6,990,807
Beverages – 1.8%
43,762	Coca-Cola Co.	$ 2,399,908
	Total Beverages	$ 2,399,908
Biotechnology – 0.8%
2,740(a)	Biogen, Inc.	$ 670,917
701(a)	Regeneron Pharmaceuticals, Inc.	338,660
	Total Biotechnology	$ 1,009,577
Building Products – 1.7%
60,239	Carrier Global Corp.	$ 2,272,215
	Total Building Products	$ 2,272,215
Capital Markets – 4.7%
3,862	BlackRock, Inc.	$ 2,786,588
15,515	CME Group, Inc.	2,824,506
2,299	S&P Global, Inc.	755,750
	Total Capital Markets	$ 6,366,844
Chemicals – 3.4%
42,505	International Flavors & Fragrances, Inc.	$ 4,626,244
	Total Chemicals	$ 4,626,244
Diversified Telecommunication Services – 0.0%†
226	Verizon Communications, Inc.	$ 13,278
	Total Diversified Telecommunication Services	$ 13,278
Energy Equipment & Services – 2.7%
165,745	Schlumberger, Ltd.	$ 3,618,213
	Total Energy Equipment & Services	$ 3,618,213
Entertainment – 1.8%
13,290(a)	Walt Disney Co.	$ 2,407,882
	Total Entertainment	$ 2,407,882
Food & Staples Retailing – 1.2%
11,056	Walmart, Inc.	$ 1,593,722
	Total Food & Staples Retailing	$ 1,593,722
Health Care – 1.6%
13,343	Zoetis, Inc.	$ 2,208,267
	Total Health Care	$ 2,208,267
Health Care Equipment & Supplies – 3.3%
10,941	Danaher Corp.	$ 2,430,433
17,491	Medtronic PLC	2,048,896
	Total Health Care Equipment & Supplies	$ 4,479,329

The accompanying notes are an integral part of these financial statements.
10

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Hotels, Restaurants & Leisure – 3.1%
23,792(a)	Shake Shack, Inc.	$ 2,017,086
20,407	Starbucks Corp.	2,183,141
	Total Hotels, Restaurants & Leisure	$ 4,200,227
Information Technology – 1.3%
13,790	Amphenol Corp.	$ 1,803,318
	Total Information Technology	$ 1,803,318
Insurance – 2.3%
62,623	Hartford Financial Services Group, Inc.	$ 3,067,275
	Total Insurance	$ 3,067,275
Interactive Media & Services – 5.1%
3,275(a)	Alphabet, Inc.	$ 5,739,896
4,203(a)	Facebook, Inc.	1,148,091
	Total Interactive Media & Services	$ 6,887,987
Internet & Direct Marketing Retail – 5.3%
2,917(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 678,873
1,961(a)	Amazon.com, Inc.	6,386,840
	Total Internet & Direct Marketing Retail	$ 7,065,713
IT Services – 6.6%
17,188(a)	Akamai Technologies, Inc.	$ 1,804,568
32,043	Visa, Inc.	7,008,766
	Total IT Services	$ 8,813,334
Life Sciences Tools & Services – 1.5%
16,942	Agilent Technologies, Inc.	$ 2,007,458
	Total Life Sciences Tools & Services	$ 2,007,458
Machinery – 3.2%
16,807	Caterpillar, Inc.	$ 3,059,210
17,644	Otis Worldwide Corp.	1,191,852
	Total Machinery	$ 4,251,062
Pharmaceuticals – 4.9%
160,977(a)	Elanco Animal Health, Inc.	$ 4,937,165
19,780	Merck & Co., Inc.	1,618,004
	Total Pharmaceuticals	$ 6,555,169
Road & Rail – 2.9%
18,746	Union Pacific Corp.	$ 3,903,292
	Total Road & Rail	$ 3,903,292
Semiconductors & Semiconductor Equipment – 7.9%
34,169	Analog Devices, Inc.	$ 5,047,786
7,609	Lam Research Corp.	3,593,503
3,916	NVIDIA Corp.	2,044,935
	Total Semiconductors & Semiconductor Equipment	$ 10,686,224
Software – 5.6%
4,342(a)	C3.ai, Inc.	$ 602,452
30,880	Microsoft Corp.	6,868,330
	Total Software	$ 7,470,782

The accompanying notes are an integral part of these financial statements.
11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
Software & Services – 3.9%
14,872	Mastercard, Inc.	$ 5,308,412
	Total Software & Services	$ 5,308,412
Specialty Retail – 3.0%
5,932	Home Depot, Inc.	$ 1,575,658
8,733(a)	Ulta Beauty, Inc.	2,507,768
	Total Specialty Retail	$ 4,083,426
Technology Hardware, Storage & Peripherals – 5.4%
54,638	Apple, Inc.	$ 7,249,916
	Total Technology Hardware, Storage & Peripherals	$ 7,249,916
Textiles, Apparel & Luxury Goods – 2.9%
27,952	NIKE, Inc., Class B	$ 3,954,369
	Total Textiles, Apparel & Luxury Goods	$ 3,954,369
TOTAL COMMON STOCKS
	(Cost $88,198,409)	$132,073,008
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.1%
	(Cost $88,198,409)	$132,073,008
	OTHER ASSETS AND LIABILITIES – 1.9%	$ 2,489,591
	NET ASSETS – 100.0%	$134,562,599

(A.D.R.)	American Depositary Receipts.
†	Amount rounds to less than 0.1%.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020, aggregated $103,805,873 and $109,734,925, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $88,764,244 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$44,369,761
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,060,997)
Net unrealized appreciation	$43,308,764

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$132,073,008	$—	$—	$132,073,008
Total Investments in Securities	$132,073,008	$—	$—	$132,073,008

During the year ended December 31, 2020, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
12

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $88,198,409)	$132,073,008
Cash	1,074,953
Receivables —
Investment securities sold	2,210,373
Portfolio shares sold	1,379,425
Dividends	151,155
Other assets	2,598
Total assets	$136,891,512

LIABILITIES:
Payables —
Investment securities purchased	$2,221,072
Portfolio shares repurchased	47,003
Trustees’ fees	36
Due to affiliates	7,513
Accrued expenses	53,289
Total liabilities	$2,328,913

NET ASSETS:
Paid-in capital	$79,221,192
Distributable earnings	55,341,407
Net assets	$134,562,599

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $116,401,095/6,916,189 shares)	$16.83
Class II (based on $18,161,504/1,070,350 shares)	$16.97

The accompanying notes are an integral part of these financial statements.
13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $(14,565))	$1,796,249
Interest from unaffiliated issuers	6,171
Total investment income		$1,802,420
EXPENSES:
Management fees	$750,925
Administrative expense	79,377
Distribution fees
Class II	37,500
Custodian fees	15,454
Professional fees	40,556
Printing expense	21,645
Pricing fees	61
Trustees’ fees	7,187
Insurance expense	202
Miscellaneous	262
Total expenses		$953,169
Net investment income		$849,251
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$11,579,458
Other assets and liabilities denominated in foreign currencies	(748)	$11,578,710
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$13,526,115
Other assets and liabilities denominated in foreign currencies	915	$13,527,030
Net realized and unrealized gain (loss) on investments		$25,105,740
Net increase in net assets resulting from operations		$25,954,991

The accompanying notes are an integral part of these financial statements.
14

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$849,251	$1,114,293
Net realized gain (loss) on investments	11,578,710	9,594,131
Change in net unrealized appreciation (depreciation) on investments	13,527,030	17,794,075
Net increase in net assets resulting from operations	$25,954,991	$28,502,499
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($1.42 and $2.56 per share, respectively)	$(9,128,227)	$(15,278,833)
Class II ($1.38 and $2.52 per share, respectively)	(1,308,500)	(2,001,964)
Total distributions to shareowners	$(10,436,727)	$(17,280,797)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,433,978	$8,389,230
Reinvestment of distributions	10,436,727	17,280,797
Cost of shares repurchased	(20,317,379)	(19,012,750)
Net increase in net assets resulting from Portfolio share transactions	$5,553,326	$6,657,277
Net increase in net assets	$21,071,590	$17,878,979
NET ASSETS:
Beginning of year	$113,491,009	$95,612,030
End of year	$134,562,599	$113,491,009

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	638,060	$9,584,681	326,293	$4,706,777
Reinvestment of distributions	663,204	9,128,227	1,114,770	15,278,833
Less shares repurchased	(1,064,140)	(15,621,508)	(1,003,955)	(14,429,994)
Net increase	237,124	$3,091,400	437,108	$5,555,616
Class II
Shares sold	383,975	$5,849,297	254,279	$3,682,453
Reinvestment of distributions	94,337	1,308,500	145,124	2,001,964
Less shares repurchased	(313,716)	(4,695,871)	(320,051)	(4,582,756)
Net increase	164,596	$2,461,926	79,352	$1,101,661

The accompanying notes are an integral part of these financial statements.
15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$14.95	$13.52	$18.29		$17.72	$19.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11	$0.16	$0.18		$0.21	$0.24
Net realized and unrealized gain (loss) on investments	3.19	3.83	(0.24)		3.31	1.46
Net increase (decrease) from investment operations	$3.30	$3.99	$(0.06)		$3.52	$1.70
Distributions to shareowners:
Net investment income	$(0.11)	$(0.15)	$(0.19)		$(0.21)	$(0.24)
Net realized gain	(1.31)	(2.41)	(4.52)		(2.74)	(3.49)
Total distributions	$(1.42)	$(2.56)	$(4.71)		$(2.95)	$(3.73)
Net increase (decrease) in net asset value	$1.88	$1.43	$(4.77)		$0.57	$(2.03)
Net asset value, end of period	$16.83	$14.95	$13.52		$18.29	$17.72
Total return (b)	24.28%	31.33%	(1.51	)%(c)	21.72%	9.81%
Ratio of net expenses to average net assets	0.79%	0.82%	0.82%		0.77%	0.75%
Ratio of net investment income (loss) to average net assets	0.77%	1.08%	1.12%		1.16%	1.32%
Portfolio turnover rate	91%	70%	58%		59%	60%
Net assets, end of period (in thousands)	$116,401	$99,853	$84,375		$101,056	$121,626

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
16

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$15.06	$13.60	$18.35		$17.78	$19.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08	$0.12	$0.14		$0.16	$0.19
Net realized and unrealized gain (loss) on investments	3.21	3.86	(0.24)		3.32	1.48
Net increase (decrease) from investment operations	$3.29	$3.98	$(0.10)		$3.48	$1.67
Distributions to shareowners:
Net investment income	$(0.07)	$(0.11)	$(0.13)		$(0.17)	$(0.19)
Net realized gain	(1.31)	(2.41)	(4.52)		(2.74)	(3.49)
Total distributions	$(1.38)	$(2.52)	$(4.65)		$(2.91)	$(3.68)
Net increase (decrease) in net asset value	$1.91	$1.46	$(4.75)		$0.57	$(2.01)
Net asset value, end of period	$16.97	$15.06	$13.60		$18.35	$17.78
Total return (b)	23.96%	31.03%	(1.74	)%(c)	21.36%	9.62%
Ratio of net expenses to average net assets	1.04%	1.07%	1.07%		1.02%	1.00%
Ratio of net investment income (loss) to average net assets	0.50%	0.83%	0.88%		0.91%	1.07%
Portfolio turnover rate	91%	70%	58%		59%	60%
Net assets, end of period (in thousands)	$18,162	$13,638	$11,237		$13,060	$15,328

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
17

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
18

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
19

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,349,207	$1,973,369
Long-term capital gain	8,087,520	15,307,428
Total	$10,436,727	$17,280,797

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020.

2020
Distributable Earnings:
Undistributed long-term capital gain	$9,551,896
Undistributed ordinary income	2,479,934
Net unrealized appreciation	43,309,577
Total	$55,341,407

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.
E. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
20

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2020, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,142 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,187 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $36.
21

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $371 in distribution fees payable to the Distributor at December 31, 2020.
22

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 17, 2021
23

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

For the year ended December 31, 2020, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 69.77%.
24

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
25

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
26

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
27

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

28

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

29

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

30

This page was intentionally left blank.

31

This page was intentionally left blank.

32

This page was intentionally left blank.

33

This page was intentionally left blank.

34

This page was intentionally left blank.

35

This page was intentionally left blank.

36

This page was intentionally left blank.

37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18649-15-0221

Pioneer Variable Contracts Trust
Pioneer Real Estate Shares

VCT Portfolio

Class I and II Shares
Annual Report | December 31, 2020
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*

1.	Prologis, Inc.	8.11%
2.	Equinix, Inc.	8.04
3.	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	5.93
4.	Sun Communities, Inc.	5.20
5.	Innovative Industrial
	Properties, Inc.	3.81

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/20

Prices and Distributions

Net Asset Value per Share	12/31/20	12/31/19
Class I	$7.63	$11.35
Class II	$7.67	$11.40

	Net
Distributions per Share	Investment	Short-Term	Long-Term	Tax Return
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains	of Capital
Class I	$0.0623	$0.0100	$2.4666	$0.0861
Class II	$0.0476	$0.0100	$2.4666	$0.0861

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) US REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

Average Annual Total Returns
(As of December 31, 2020)

			MSCI US
	Class I	Class II	REIT Index
10 Years	8.01%	7.74%	8.30%
5 Years	3.87%	3.61%	4.84%
1 Year	-7.34%	-7.62%	-7.57%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of Amundi shares.
Effective January 1, 2018, the Adviser became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,139.45	$1,137.82
Expenses Paid During Period*	$7.85	$9.19

*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.46% and 1.71%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,017.80	$1,016.54
Expenses Paid During Period*	$7.41	$8.67

*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.46% and 1.71%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month reporting period ended December 31, 2020. Mr. Haddad, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer Real Estate Shares VCT Portfolio’s Class I shares returned -7.34% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned -7.62%, while the Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) US Real Estate Investment Trust (REIT) Index1, returned -7.57%.
Q:   How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2020?
A:   The 12-month reporting period was quite volatile, marked by historic swings in market performance within and across asset classes. With the COVID-19 situation raising concerns about the resilience of the commercial real estate market practically overnight during the spring of 2020, REITs that had flourished prior to the pandemic declined in value in the first and third quarters of the calendar year, along with other riskier assets. The REIT asset class rallied in the second and fourth quarters of 2020, but not as much as other equity sectors. As a result, REITs underperformed the broader equity markets and finished in negative territory for the full 12-month period.
Q:   Which investments detracted from the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020?
A:   Sector allocation decisions within residential and health care REITs detracted from the Portfolio’s benchmark-relative results for the 12-month period. With regard to residential REITs, our decision to overweight the Portfolio to manufactured housing and take an underweight position in coastal apartment REITs (relative to the MSCI US REIT Index) weighed on relative performance. In 2020, manufactured housing, which is a secular play based on housing affordability concerns and supply constraints in the US, underperformed the traditional apartment-building rental market, a segment that generated solid returns for the 12-month period.
1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

In health care, our decision to be more defensive and overweight the Portfolio to medical office buildings, while underweighting nursing homes, detracted from benchmark-relative performance over the 12-month period. During the pandemic, nursing homes have faced challenges that have led to weak rental pricing, lower admission rates, and an oversupply of new facilities. During the sharp market sell-off in the first quarter of 2020, our strategy was beneficial. However, with the government stimulus packages passed during mid-2020 came dollars earmarked for nursing homes. As a result, investors bid up the prices of those REITs during the rallies in the second and fourth quarters. Due to that development, the Portfolio’s lower-than-benchmark exposure to nursing homes ended up as a headwind for relative returns over the full 12-month period.
The two positions that detracted the most from the Portfolio’s benchmark-relative performance during the 12-month period were Digital Realty Trust and Gaming & Leisure Properties. Digital Realty Trust is a data-center REIT. The sector in general performed well during the year due to the work-from-home environment caused by the pandemic, and Digital Realty initially rode that wave. However, the stock price pulled back over the final months of the year as investors’ appetites began shifting towards value stocks in the more cyclical sectors. Gaming & Leisure Properties, not surprisingly, was hard-hit by the pandemic-related shutdowns and/or capacity limitations applied to businesses where consumers have tended to spend discretionary income, such as resorts and casinos.
Q:   Which investments aided the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2020?
A:   Positive benchmark-relative performance during the period derived from security selection results. At the individual security level, the Portfolio’s largest positive performance contributors were not components of the MSCI US REIT Index. A position in Hannon Armstrong Sustainable Infrastructure (HASI) was the top individual performer for the Portfolio during the 12-month period. HASI is a mortgage REIT dedicated to investments in climate change solutions and infrastructure. We have viewed HASI as a “defensive” play within REITs, as the company has continued to benefit from the secular trends of alternative energy and climate change-related investments. We eventually reduced the Portfolio’s position to pursue other opportunities that we believed offered better value.
Another strong positive contributor to the Portfolio’s benchmark-relative returns for the 12-month period was a position in Innovative Industrial Properties (IIPR), one of the largest medicinal cannabis warehouse owners in the US. Due to the nature of warehouse operators’ businesses, access to capital through traditional banking channels has not been widely accessible to them. Enter IIPR, which provides capital in the form of purchasing warehouses from customers, and then leasing those warehouses back to them in a lease-buyback arrangement. Continued limited access to capital for cannabis warehouse operators, coupled with a fast-growing end-demand
5

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio invests in a limited number of securities and, as a result, the Portfolio’s performance may be more volatile than the performance of other portfolios holding more securities.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

market, has allowed IIPR to increase its footprint and earnings. IIPR also has applied its business model to other growing industries, including solar and wind within the renewable energy segment.
Q:   Did the Portfolio have exposure to any derivative securities during the 12-month period ended December 31, 2020?
A:   No, the Portfolio had no exposure to derivative investments during the 12-month period.
Q:   What is your view of the REIT market as 2021 begins, and how have you positioned the Portfolio?
A:   The availability of COVID-19 vaccines has, in our view, significantly reduced the downside risk of a prolonged economic lockdown and social-distancing measures. In addition, President Biden and the new Congress have committed to passing a $1.9 trillion stimulus plan to support individuals, businesses, and state and local governments, while expanding and expediting COVID-19 relief efforts. We believe those developments could help the US economy recover faster and ease the negative sentiment within the REIT sector toward property types that have struggled during the pandemic.
During the fourth quarter of 2020, we increased the Portfolio’s exposure to economically sensitive, cyclical subsectors that we believe could perform well as the US economy moves toward fully reopening in 2021. As part of the strategy, we moved the Portfolio to overweight positions (relative to the benchmark) in smaller-cap retail REITs and hotels. We also added select positions in nursing homes to the Portfolio.
As always, we will continue to seek out what we believe are high-quality REIT companies with resilient business models, strong balance sheets, ample liquidity, and will strive to avoid investing in situations where we believe the market has overestimated a company’s future growth potential.
Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
6

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS – 97.9%
	COMMON STOCKS – 97.9% of Net Assets
	Diversified Consumer Services – 0.7%
5,095	Carriage Services, Inc.	$ 159,575
	Total Diversified Consumer Services	$ 159,575
	Equity Real Estate Investment Trusts (REITs) – 0.5%
7,294	RLJ Lodging Trust	$ 103,210
	Total Equity Real Estate Investment Trusts (REITs)	$ 103,210
	Equity Real Estate Investment Trusts (REITs) – 92.8%
3,982	Agree Realty Corp.	$ 265,122
4,540	Alexandria Real Estate Equities, Inc.	809,119
5,503	American Campus Communities, Inc.	235,363
14,462	American Homes 4 Rent	433,860
12,024	Brixmor Property Group, Inc.	198,997
3,443	Camden Property Trust	344,025
14,838	Cedar Realty Trust, Inc.	150,309
8,114	Chatham Lodging Trust	87,631
10,184	Cousins Properties, Inc.	341,164
7,347	Douglas Emmett, Inc.	214,385
4,069	EastGroup Properties, Inc.	561,766
2,467	Equinix, Inc.	1,761,882
6,291	Equity LifeStyle Properties, Inc.	398,598
6,460	Essential Properties Realty Trust, Inc.	136,952
4,374	Extra Space Storage, Inc.	506,772
11,028	Four Corners Property Trust, Inc.	328,304
8,048	Gaming & Leisure Properties, Inc.	341,235
10,704	Global Medical REIT, Inc.	139,794
20,501	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,300,378
12,156	Healthpeak Properties, Inc.	367,476
3,078	Highwoods Properties, Inc.	121,981
10,662	Independence Realty Trust, Inc.	143,191
4,557	Innovative Industrial Properties, Inc.	834,523
778(a)	Jones Lang LaSalle, Inc.	115,432
11,748	Kimco Realty Corp.	176,338
1,436	Lamar Advertising Co.	119,504
1,087	Life Storage, Inc.	129,777
19,888	Macerich Co.	212,205
22,963	Medical Properties Trust, Inc.	500,364
7,811	MGM Growth Properties LLC	244,484
2,708	Mid-America Apartment Communities, Inc.	343,077
2,154	National Health Investors, Inc.	148,992
18,277	National Storage Affiliates Trust	658,520
15,124	New Senior Investment Group, Inc.	78,342
9,901	Omega Healthcare Investors, Inc.	359,604
18,838	Park Hotels & Resorts, Inc.	323,072
6,285	Pebblebrook Hotel Trust	118,158
17,841	Prologis, Inc.	1,778,034
28,623	Retail Properties of America, Inc.	245,013
8,906	Rexford Industrial Realty, Inc.	437,374
4,129	Ryman Hospitality Properties, Inc.	279,781
16,136	Sabra Health Care Real Estate Investment Trust, Inc.	280,282

The accompanying notes are an integral part of these financial statements.
7

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Shares		Value
	Equity Real Estate Investment Trusts (REITs) – (continued)
9,817	Safehold, Inc.	$ 711,634
10,878	SITE Centers Corp.	110,085
9,870	STORE Capital Corp.	335,383
7,500	Sun Communities, Inc.	1,139,625
13,506	Tanger Factory Outlet Centers, Inc.	134,520
5,848	Terreno Realty Corp.	342,167
15,245	UDR, Inc.	585,865
5,557	Ventas, Inc.	272,515
17,597	VICI Properties, Inc.	448,724
8,757	Xenia Hotels & Resorts, Inc.	133,106
	Total Equity Real Estate Investment Trusts (REITs)	$20,784,804
	Hotels, Restaurants & Leisure – 0.3%
1,849	BJ’s Restaurants, Inc.	$ 71,168
	Total Hotels, Restaurants & Leisure	$ 71,168
	Interactive Media & Services – 0.6%
1,011(a)	Zillow Group, Inc., Class C	$ 131,228
	Total Interactive Media & Services	$ 131,228
	Real Estate Management & Development – 1.3%
6,041(a)	Cushman & Wakefield Plc	$ 89,588
12,219	Newmark Group, Inc.	89,076
8,940(a)	Realogy Holdings Corp.	117,293
	Total Real Estate Management & Development	$ 295,957
	Specialty Retail – 1.7%
6,074	American Eagle Outfitters, Inc.	$ 121,905
2,671	L Brands, Inc.	99,335
6,172(a)	Urban Outfitters, Inc.	158,003
	Total Specialty Retail	$ 379,243
	TOTAL COMMON STOCKS
	(Cost $16,399,557)	$21,925,185
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 97.9%
	(Cost $ 16,399,557)	$21,925,185
	OTHER ASSETS AND LIABILITIES – 2.1%	$ 481,597
	NET ASSETS – 100.0%	$22,406,782

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020, aggregated $34,320,950 and $36,918,500, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio did not engage in any cross trade activity.
At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $16,478,825 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,552,814
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(106,454)
Net unrealized appreciation	$5,446,360

The accompanying notes are an integral part of these financial statements.
8

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$21,925,185	$—	$—	$21,925,185
Total Investments in Securities	$21,925,185	$—	$—	$21,925,185

During the year ended December 31, 2020, there were no transfer between in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
9

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $16,399,557)	$21,925,185
Cash	468,773
Receivables —
Portfolio shares sold	3,869
Dividends	80,815
Other assets	711
Total assets	$22,479,353

LIABILITIES:
Payables —
Portfolio shares repurchased	$5,728
Trustees’ fees	154
Administrative fees	8,984
Professional fees	42,353
Shareowner communications expense	3,675
Printing expense	7,573
Due to affiliates	1,702
Accrued expenses	2,402
Total liabilities	$72,571

NET ASSETS:
Paid-in capital	$19,564,654
Distributable earnings	2,842,128
Net assets	$22,406,782

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $5,884,849/771,471 shares)	$7.63
Class II (based on $16,521,933/2,154,170 shares)	$7.67

The accompanying notes are an integral part of these financial statements.
10

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations
FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$495,174
Interest from unaffiliated issuers	270
Total investment income		$495,444
EXPENSES:
Management fees	$178,402
Administrative expense	57,829
Distribution fees
Class II	41,314
Custodian fees	8,113
Professional fees	51,166
Printing expense	21,084
Trustees’ fees	7,412
Miscellaneous	1,127
Total expenses		$366,447
Net investment income		$128,997
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(2,658,235)
Other assets and liabilities denominated in foreign currencies	(4)	$(2,658,239)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$407,422
Other assets and liabilities denominated in foreign currencies	3	$407,425
Net realized and unrealized gain (loss) on investments		$(2,250,814)
Net decrease in net assets resulting from operations		$(2,121,817)

The accompanying notes are an integral part of these financial statements.
11

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$128,997	$301,514
Net realized gain (loss) on investments	(2,658,239)	5,889,488
Change in net unrealized appreciation (depreciation) on investments	407,425	413,370
Net increase (decrease) in net assets resulting from operations	$(2,121,817)	$6,604,372
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($2.54 and $4.52 per share, respectively)	$(1,496,545)	$(2,104,467)
Class II ($2.52 and $4.48 per share, respectively)	(4,189,955)	(6,245,831)
Tax return of capital:
Class I ($0.09 and $— per share, respectively)	(57,589)	—
Class II ($0.09 and $— per share, respectively)	(163,361)	—
Total distributions to shareowners	$(5,907,450)	$(8,350,298)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,406,759	$1,074,630
Reinvestment of distributions	5,907,450	8,350,298
Cost of shares repurchased	(3,955,339)	(5,205,290)
Net increase in net assets resulting from Portfolio share transactions	$3,358,870	$4,219,638
Net increase (decrease) in net assets	$(4,670,397)	$2,473,712
NET ASSETS:
Beginning of year	$27,077,179	$24,603,467
End of year	$22,406,782	$27,077,179

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	34,380	$274,499	7,479	$92,554
Reinvestment of distributions	221,074	1,554,134	191,133	2,104,467
Less shares repurchased	(92,700)	(767,176)	(84,895)	(1,071,717)
Net increase	162,754	$1,061,457	113,717	$1,125,304
Class II
Shares sold	133,758	$1,132,260	78,397	$982,076
Reinvestment of distributions	615,229	4,353,316	565,627	6,245,831
Less shares repurchased	(364,158)	(3,188,163)	(336,900)	(4,133,573)
Net increase	384,829	$2,297,413	307,124	$3,094,334

The accompanying notes are an integral part of these financial statements.
12

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$11.35	$12.55	$15.40	$16.37	$19.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.06	$0.16	$0.25	$0.26	$0.26
Net realized and unrealized gain (loss) on investments	(1.15)	3.16	(1.26)	0.28	0.95
Net increase (decrease) from investment operations	$(1.09)	$3.32	$(1.01)	$0.54	$1.21
Distributions to shareowners:
Net investment income	$(0.06)	$(0.19)	$(0.25)	$(0.26)	$(0.27)
Net realized gain	(2.48)	(4.33)	(1.59)	(1.25)	(4.10)
Tax return of capital	(0.09)	—	—	—	—
Total distributions	$(2.63)	$(4.52)	$(1.84)	$(1.51)	$(4.37)
Net increase (decrease) in net asset value	$(3.72)	$(1.20)	$(2.85)	$(0.97)	$(3.16)
Net asset value, end of period	$7.63	$11.35	$12.55	$15.40	$16.37
Total return (b)	(7.34)%	28.16%	(7.24)%	3.50%	6.05%
Ratio of net expenses to average net assets	1.46%	1.33%	1.37%	1.12%	1.06%
Ratio of net investment income (loss) to average net assets	0.77%	1.29%	1.76%	1.63%	1.42%
Portfolio turnover rate	155%	125%	154%	8%	9%
Net assets, end of period (in thousands)	$5,885	$6,910	$6,210	$7,824	$8,993

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$11.40	$12.58	$15.44	$16.40	$19.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04	$0.13	$0.21	$0.22	$0.21
Net realized and unrealized gain (loss) on investments	(1.16)	3.17	(1.27)	0.29	0.96
Net increase (decrease) from investment operations	$(1.12)	$3.30	$(1.06)	$0.51	$1.17
Distributions to shareowners:
Net investment income	$(0.04)	$(0.15)	$(0.21)	$(0.22)	$(0.22)
Net realized gain	(2.48)	(4.33)	(1.59)	(1.25)	(4.10)
Tax return of capital	(0.09)	—	—	—	—
Total distributions	$(2.61)	$(4.48)	$(1.80)	$(1.47)	$(4.32)
Net increase (decrease) in net asset value	$(3.73)	$(1.18)	$(2.86)	$(0.96)	$(3.15)
Net asset value, end of period	$7.67	$11.40	$12.58	$15.44	$16.40
Total return (b)	(7.62)%	27.91%	(7.54)%	3.30%	5.82%
Ratio of net expenses to average net assets	1.71%	1.58%	1.62%	1.37%	1.31%
Ratio of net investment income (loss) to average net assets	0.51%	1.04%	1.51%	1.37%	1.18%
Portfolio turnover rate	155%	125%	154%	8%	9%
Net assets, end of period (in thousands)	$16,522	$20,167	$18,393	$23,592	$28,116

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
14

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
15

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At December 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
16

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2020, the Portfolio was permitted to carry forward indefinitely $2,665,498 of short-term losses.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$151,038	$544,443
Long-term capital gain	5,535,462	7,805,855
Tax return of capital	220,950	—
Total	$5,907,450	$8,350,298

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Capital loss carryforward	$(2,665,498)
Net unrealized appreciation	5,507,626
Total	$2,842,128

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
17

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
18

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.75% of the Portfolio’s average daily net assets over $500 million. For the year ended December 31, 2020, the effective management fee was equivalent to 0.80% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,366 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,412 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $154.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $336 in distribution fees payable to the Distributor at December 31, 2020.
19

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Real Estate Shares VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, the financial highlights for each of four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 17, 2021
20

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
21

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a real estate fund that invests more significantly in non-U.S. securities than its peers. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio’s relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
22

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
23

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

24

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

25

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

26

This page was intentionally left blank.

27

This page was intentionally left blank.

28

This page was intentionally left blank.

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18653-15-0221

Pioneer Variable Contracts Trust
Pioneer Strategic Income

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2020
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/20

Portfolio Diversification
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/7/21	6.62%
2.	U.S. Treasury Bills, 1/28/21	3.09
3.	Fannie Mae, 3.0%, 1/1/51 (TBA)	2.32
4.	U.S. Treasury Bills, 1/26/21	2.21
5.	U.S. Treasury Note,
	0.125%, 10/31/22	2.15

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(q)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 12/31/20

Prices and Distributions
Net Asset Value per Share		12/31/20	12/31/19
Class I		$10.69	$10.32
Class II		$10.67	$10.30

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 12/31/20)	Income	Capital Gains	Capital Gains
Class I	$0.3570	$0.0174	$0.0145
Class II	$0.3315	$0.0174	$0.0145

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays US Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Bloomberg Barclays US Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2020)
			Bloomberg
			Barclays US
	Class I	Class II	Universal Index
10 Years	4.63%	4.37%	4.16%
5 Years	5.59%	5.33%	4.87%
1 Year	7.63%	7.37%	7.58%

All total returns shown assume reinvestment of distributions at net asset value.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on actual returns from July 1, 2020 through December 31, 2020.

Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,089.04	$1,085.64
Expenses Paid During Period*	$3.94	$5.19

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 0.99%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2020 through December 31, 2020.
Share Class	I	II
Beginning Account Value on 7/1/20	$1,000.00	$1,000.00
Ending Account Value on 12/31/20	$1,021.37	$1,020.16
Expenses Paid During Period*	$3.81	$5.03

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 0.99%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2020. Mr. Scott, a Vice President and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:  How did the Portfolio perform during the 12-month period ended December 31, 2020?
A:   Pioneer Strategic Income VCT Portfolio’s Class I shares returned 7.63% at net asset value during the 12-month period ended December 31, 2020, and Class II shares returned 7.37%, while the Portfolio’s benchmark, the Bloomberg Barclays US Universal Index (the Bloomberg Barclays Index), returned 7.58%.
Q:  How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2020?
A:   After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as US Treasuries, which had the effect of driving Treasury yields to all-time lows. Significant selling in US dollar (USD) fixed-income markets eventually stressed market functionality and led to price dislocations in all segments, even Treasury bonds. As the “liquidity grab” by investors gathered pace in mid-March, historical asset-class return relationships broke down, and performance became almost entirely correlated. (Correlation is defined as the degree to which assets or asset-class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions; through 0, absolutely independent; to 1, always moving together.)
The liquidity stress was greatest in the securitized credit sectors of nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial MBS (CMBS), which have traditionally had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, and by certain mutual funds, as concerns escalated over the impact of the pandemic on the US employment situation and on the ability of homeowners and businesses to service their mortgages.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The US Federal Reserve (Fed) slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008/2009 financial crisis-era lending facilities, and launched a wide-ranging bond-purchase program. On the fiscal side, the US Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets in the second quarter. Investor optimism rose on the prospects that steps taken towards re-opening the economy could support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a revival of sentiment towards the riskier assets that the market had been so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the bond market to recover much of their earlier losses over April and May. June saw the return of some market volatility as well as a widening in credit spreads as COVID-19 cases surged in a few states that had re-opened earlier than others, reigniting shutdown concerns. (Credit spreads, or spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
After simmering throughout the summer, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The focus on heightened risks revolved around three key areas: stalled negotiations among law makers over another US fiscal stimulus package, a continued rise in COVID-19 cases, and the November US elections. A partisan dispute over when to appoint the late Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions on the fiscal stimulus bill, and lowered the odds of broader government support for the economy coming to fruition prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a second wave of virus cases, and yet another round of economic lockdowns in response. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results as November 3rd drew closer.
In December, towards the end of the 12-month period, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines were authorized for emergency use by the Food and Drug Administration, and Congress finally agreed upon a $900 billion COVID relief package. The vaccines could help alleviate uncertainty regarding public health in general, and may bring forward the timing of a return to economic normalcy. Meanwhile, the additional fiscal stimulus could offer needed support for many individuals and businesses. Over the final weeks of the 12-month period, investors elected to focus attention on those positive developments and looked beyond another surge in COVID-19 cases as well as data suggesting a slowing in the rate of the economic recovery. As a result, riskier assets rallied once again, and Treasury yields drifted higher into the end of the calendar year.
For the 12-month period ended December 31, 2020, the investment-grade corporate bond market returned almost 10%, while high-yield corporate bonds returned more than 7%. Long-term Treasuries provided strong positive returns as well, given the steep decline in yields seen over the first quarter of 2020. Securitized assets ended the period in positive territory, too, but lagged the performance of both investment-grade corporates and Treasuries.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

Q:  What factors influenced the Portfolio’s performance relative to the Bloomberg Barclays Index during the 12-month period ended December 31, 2020?
A:   As a multisector fixed-income strategy, we managed the Portfolio with the aim of potentially delivering strong returns, while experiencing volatility similar to its benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add value through both sector allocation and security selection, focusing on sectors that trade at a yield advantage relative to US Treasuries, including corporate bonds, agency mortgage-backed securities (MBS), securitized assets, and emerging markets, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities.
We take a dynamic approach to sector allocation, and so we will at times increase the Portfolio’s risk profile when we believe that market conditions may be offering significant compensation in exchange for the additional risk, and we may reduce the risk profile when we feel that values in the market are less attractive.
The Portfolio’s performance was basically in line with the benchmark’s for the 12-month period. Asset allocation decisions were the primary driver of positive relative returns, while security selection also contributed positively to benchmark-relative performance. The main detractor from the Portfolio’s benchmark-relative results was duration positioning versus the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund’s derivatives exposures, which are discussed later, also detracted from benchmark-relative performance.
With regard to asset allocation, the Fund’s exposures to corporate bonds, both investment grade and high yield, aided relative performance during the 12-month period.
In the wake of the first quarter’s market disruption, we added what we felt were attractively priced bonds in long-duration investment-grade corporates to the Portfolio, taking advantage of new issuance as companies sought to shore up liquidity in order to weather the economic crisis. As investment-grade spreads moved back toward pre-crisis levels, we trimmed the allocation in favor of high-yield corporates, where we saw better value. Both moves aided relative performance as first investment-grade, and later high-yield corporates, experienced solid returns over the full 12-month period. The Portfolio’s exposure to credit-risk-transfer issues within agency MBS aided relative performance. The Portfolio’s non-US dollar (USD) allocations were another positive contributor to relative returns, as the USD declined versus other major currencies over the 12-month period.
With regard to duration positioning, we had maintained an overall Portfolio duration and corresponding sensitivity to interest-rate changes in a range modestly below that of the Bloomberg Barclays Index. That positioning was a drag on benchmark-relative returns during a 12-month period featuring declining interest rates and Treasury yields.
* Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Q:  Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2020? If so, did the derivatives have any material impact on performance?
A:  Yes, the Portfolio invested in three types of derivatives: credit-default swaps, forward foreign currency transactions (currency forwards and options), and Treasury futures. The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the Portfolio, which had a negative impact on relative results during the period. We used the investments in credit-default swaps to manage the Portfolio’s exposure to credit-sensitive sectors; the swaps resulted in a negative effect on relative performance. Finally, we used currency forwards and options as a technique to help manage the risks associated with the Portfolio’s non-USD allocations; the tactic had a mixed effect on benchmark-relative results, as hedge positions helped performance, while longer exposures detracted, but did help to lower Portfolio volatility.
Q:  What factors affected the Portfolio’s yield, or distributions** to shareholders, during the 12-month period ended December 31, 2020?
A:   The sharp decline in Treasury yields during the 12-month period had a negative effect on the Portfolio’s yield/distributions as the fiscal year progressed.
Q:  What is your investment outlook and how is the Portfolio positioned heading into a new fiscal year?
A:   We anticipate accelerating domestic economic growth in 2021 as COVID-19 vaccines are rolled out and consumers slowly regain confidence and reopen their pocketbooks, potentially unleashing a wave of pent-up demand for services such as travel and dining during the second half of the calendar year.
Consumers, in general, have built up high levels of savings throughout 2020, while incomes have rebounded quickly from the trough of earlier in the year.
Despite this outlook, we do not expect the Fed to start removing its accommodative monetary policies in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from its policy mistakes in 2018 and could be willing to maintain a highly supportive monetary policy environment, even if inflation ticks up above the US central bank’s target rate.
While an accommodative Fed can anchor short-term US yields, we believe the Treasury curve could steepen as domestic economic growth accelerates (and prices rise) over the next year. At the same time, very low government bond yields globally may limit the extent of any increase in long-term US yields.
We believe active security selection and sector allocation could be essential ingredients to the Portfolio’s performance in the coming year. We have maintained a positive outlook for sectors where valuations are still below their pre-pandemic levels and have remained disconnected from the underlying fundamentals, in our view. A backdrop of strong economic growth, accommodative monetary policies, and continued global demand for yield has
** Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/20 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

continued to lend support to the corporate bond market. However, we believe current spreads have broadly reflected those expectations, and thus have continued to highlight the importance of security selection.
We view US housing-related securitized assets as positioned to benefit from solid consumer balance sheets, historically low mortgage rates, tight inventories, and strong demand, driven in part by a pandemic-induced shift in preference toward single-family homes.
In our view, the USD could likely continue to depreciate going forward. Lower yields and higher deficits in the US may put pressure on the USD, and such USD cycles have typically lasted for extended periods. As a result, we believe there is value in emerging markets currencies and bonds as well as in developed markets, but we have focused the Portfolio’s investments on countries where we expect economic growth to rebound.

Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20

Shares		Value
	UNAFFILIATED ISSUERS — 99.3%
	COMMON STOCKS — 0.0%† of Net Assets
	Auto Components — 0.0%†
22	Lear Corp.	$ 3,499
	Total Auto Components	$ 3,499
	Household Durables — 0.0%†
15,463(a)	Desarrolladora Homex SAB de CV	$ 32
	Total Household Durables	$ 32
	Paper & Forest Products — 0.0%†
1,032	Emerald Plantation Holdings, Ltd.	$ 41
	Total Paper & Forest Products	$ 41
	TOTAL COMMON STOCKS
	(Cost $8,087)	$ 3,572
	CONVERTIBLE PREFERRED STOCKS — 1.8% of Net Assets
	Banks — 1.8%
106(b)	Bank of America Corp., 7.25%	$ 160,970
418(b)	Wells Fargo & Co., 7.5%	634,482
	Total Banks	$ 795,452
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $697,292)	$ 795,452
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 6.3% of Net Assets
100,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C, 4.6%, 6/17/24 (144A)	$ 100,250
22,984(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	23,573
138,429	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69	146,274
29,325	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)	31,271
37,686	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	14,888
100,000	Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)	102,183
100,000	Republic Finance Issuance Trust, Series 2019-A, Class B, 3.93%, 11/22/27 (144A)	100,429
100,000	Small Business Lending Trust, Series 2019-A, Class C, 4.31%, 7/15/26 (144A)	90,888
100,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.338%, 11/25/60 (144A)	100,926
150,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 3.91%, 4/25/55 (144A)	163,571
150,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 3.943%, 2/25/55 (144A)	160,261
100,000(d)	Towd Point Mortgage Trust, Series 2016-2 , Class B2, 3.49%, 8/25/55 (144A)	105,513
100,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.099%, 4/25/56 (144A)	109,565
125,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.883%, 7/25/56 (144A)	134,550
150,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2, 3.866%, 10/25/56 (144A)	160,472
100,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)	109,733
150,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)	162,558
175,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.518%, 6/25/57 (144A)	184,746
165,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)	175,623
155,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)	166,529
100,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	107,695
100,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class B1B, 3.5%, 10/25/59 (144A)	100,708
150,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25%, 10/25/59 (144A)	154,333
100,000(d)	Towd Point Mortgage Trust, Series 2020-2, Class M1B, 3.0%, 4/25/60 (144A)	103,874
	TOTAL ASSET BACKED SECURITIES
	(Cost $2,722,640)	$ 2,810,413

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6% of Net Assets
85,000(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)	$ 92,338
40,000(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)	43,129
97,343(d)	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.0%, 5/25/59 (144A)	100,255
135,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class M1, 3.0%, 9/25/64 (144A)	144,522
74,262(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)	78,386
108,487	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP2, Class A3, 2.5%, 8/25/50 (144A)	112,089
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1B1, 4.298% (1 Month USD
	LIBOR + 415 bps), 8/25/31 (144A)	100,125
30,000(e)	Connecticut Avenue Securities Trust, Series 2019-R04, Class 2B1, 5.398% (1 Month USD
	LIBOR + 525 bps), 6/25/39 (144A)	30,561
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 3.898% (1 Month USD
	LIBOR + 375 bps), 9/25/39 (144A)	96,520
30,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.798% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	30,107
50,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.798% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	50,249
35,303(d)	CSMC Trust, Series 2015-1, Class B4, 3.942%, 1/25/45 (144A)	36,687
150,000(e)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.648% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	147,173
150,000(e)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.148% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	149,888
73,310(e)	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 2.148% (1 Month USD
	LIBOR + 200 bps), 3/25/31	72,838
143,362(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 5.871% (1 Month USD
	LIBOR + 603 bps), 7/15/42	28,405
80,559(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.391% (1 Month USD
	LIBOR + 655 bps), 8/15/42	17,331
61,647(e)(f)	Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 6.402% (1 Month USD
	LIBOR + 655 bps), 8/25/41	8,124
50,168(e)(f)	Federal National Mortgage Association REMICS, Series 2018-43, Class SM, 6.052% (1 Month USD
	LIBOR + 620 bps), 6/25/48	7,408
69,450(e)(f)	Federal National Mortgage Association REMICS, Series 2019-33, Class S, 5.902% (1 Month USD
	LIBOR + 605 bps), 7/25/49	12,215
58,289(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class PS, 5.902% (1 Month USD
	LIBOR + 605 bps), 8/25/49	7,407
55,439(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class SM, 5.902% (1 Month USD
	LIBOR + 605 bps), 8/25/49	7,910
3,112	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	3,278
78,139	Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 1.646%, 12/26/68 (144A)	84,826
40,000(e)	Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1B1, 3.898% (1 Month USD
	LIBOR + 375 bps), 10/25/30	40,328
30,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class B1, 2.648% (1 Month USD
	LIBOR + 250 bps), 2/25/50 (144A)	29,381
80,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.248% (1 Month USD
	LIBOR + 510 bps), 6/25/50 (144A)	83,104
70,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.148% (1 Month USD
	LIBOR + 600 bps), 8/25/50 (144A)	74,281
40,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B2, 10.148% (1 Month USD
	LIBOR + 1,000 bps), 8/25/50 (144A)	48,039
100,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B2, 11.582% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	122,359

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B1, 3.077% (SOFR30A + 300 bps),
	12/25/50 (144A)	$ 50,000
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.727% (SOFR30A + 565 bps),
	12/25/50 (144A)	50,735
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.248% (1 Month USD
	LIBOR + 310 bps), 3/25/50 (144A)	50,344
30,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3, Class B2, 10.148% (1 Month USD
	LIBOR + 1,000 bps), 7/25/50 (144A)	35,314
150,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.398% (1 Month USD
	LIBOR + 425 bps), 10/25/48 (144A)	153,370
100,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.448% (1 Month USD
	LIBOR + 230 bps), 10/25/48 (144A)	98,988
72,392(e)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.498% (1 Month USD
	LIBOR + 235 bps), 2/25/49 (144A)	72,207
60,000(e)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 4.198% (1 Month USD
	LIBOR + 405 bps), 2/25/49 (144A)	57,012
100,000(e)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1,
	4.082% (SOFR30A + 400 bps), 11/25/50 (144A)	101,745
80,000(e)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2,
	7.482% (SOFR30A + 740 bps), 11/25/50 (144A)	87,187
22,136	Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39	24,991
5,701	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	5,823
153,626(e)(f)	Government National Mortgage Association, Series 2019-90, Class SA, 3.148% (1 Month USD
	LIBOR + 330 bps), 7/20/49	13,813
318,971(f)	Government National Mortgage Association, Series 2019-110, Class PI, 3.5%, 9/20/49	23,340
326,721(e)(f)	Government National Mortgage Association, Series 2019-117, Class SB, 3.268% (1 Month USD
	LIBOR + 342 bps), 9/20/49	26,276
325,751(e)(f)	Government National Mortgage Association, Series 2019-121, Class SA, 3.198% (1 Month USD
	LIBOR + 335 bps), 10/20/49	28,992
500,534(f)	Government National Mortgage Association, Series 2019-128, Class IB, 3.5%, 10/20/49	53,516
791,596(f)	Government National Mortgage Association, Series 2019-128, Class ID, 3.5%, 10/20/49	57,964
235,318(f)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	25,676
254,280(e)(f)	Government National Mortgage Association, Series 2020-9, Class SA, 3.198% (1 Month USD
	LIBOR + 335 bps), 1/20/50	21,818
100,000(e)	Home Partners of America Trust, Series 2017-1, Class D, 2.053% (1 Month USD
	LIBOR + 190 bps), 7/17/34 (144A)	99,875
19,982(d)	JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.706%, 1/25/44 (144A)	20,528
43,409(d)	JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)	44,181
39,039(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)	40,089
100,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)	106,604
100,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	103,961
81,755(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	86,635
96,347(d)	Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)	97,879
38,169(d)	Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43	39,114
60,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)	62,941
70,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)	75,476
150,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)	161,138
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $3,964,610)	$ 3,836,795

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2% of Net Assets
40,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	$ 46,819
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	108,686
30,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51	35,045
40,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	44,288
99,570(e)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 2.509% (1 Month USD
	LIBOR + 235 bps), 6/15/34 (144A)	86,487
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	172,039
65,000(e)	CLNY Trust, Series 2019-IKPR, Class E, 2.88% (1 Month USD
	LIBOR + 272 bps), 11/15/38 (144A)	56,861
100,000(e)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.259% (1 Month USD
	LIBOR + 210 bps), 11/15/37 (144A)	100,031
25,000	COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45	25,221
100,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.12%, 8/10/50 (144A)	101,164
100,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, 8/10/48	88,779
75,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	78,672
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.264%, 4/15/50	91,213
25,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.563%, 11/15/48	23,871
100,000(d)	FREMF Mortgage Trust, Series 2016-K52, Class B, 3.925%, 1/25/49 (144A)	110,424
30,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%, 7/25/27 (144A)	33,666
49,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.783%, 12/25/26 (144A)	49,675
50,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.059%, 7/25/27 (144A)	50,630
75,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.812%, 12/25/27 (144A)	76,274
76,000(d)	FREMF Mortgage Trust, Series 2018-KW06, Class B, 4.224%, 6/25/28 (144A)	79,695
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.081%, 10/25/31 (144A)	25,788
75,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38%, 2/25/52 (144A)	82,325
89,364(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%, 10/25/27 (144A)	74,530
50,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B, 3.585%, 3/25/53 (144A)	55,202
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 3.911%, 9/25/28 (144A)	50,660
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 2.659% (1 Month USD
	LIBOR + 250 bps), 12/15/36 (144A)	87,468
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G, 4.159% (1 Month USD
	LIBOR + 400 bps), 12/15/36 (144A)	82,623
50,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C, 4.722%, 1/15/49	55,429
50,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
	4.549%, 7/5/33 (144A)	52,061
100,000(e)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 2.759%
	(1 Month USD LIBOR + 260 bps), 9/15/29 (144A)	95,235
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F,
	3.861%, 12/5/38 (144A)	78,027
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	54,188
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	105,785
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)	12,180
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	108,903
100,000(e)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.398% (1 Month USD
	LIBOR + 325 bps), 10/15/49 (144A)	93,163
75,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	63,375
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.394%, 2/25/52 (144A)	78,269

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
36,540(d)	Sutherland Commercial Mortgage Loans, Series 2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	$ 36,909
1,000,000(d)(f)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.326%, 3/15/51	25,217
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,820,127)	$ 2,776,877
	CONVERTIBLE CORPORATE BONDS — 0.7% of Net Assets
	Airlines — 0.4%
118,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 174,050
	Total Airlines	$ 174,050
	Biotechnology — 0.1%
54,000	Insmed, Inc., 1.75%, 1/15/25	$ 60,600
	Total Biotechnology	$ 60,600
	Pharmaceuticals — 0.2%
19,000	Jazz Investments I, Ltd., 1.5%, 8/15/24	$ 20,267
31,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	30,845
75,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	37,605
	Total Pharmaceuticals	$ 88,717
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $295,294)	$ 323,367
	CORPORATE BONDS — 35.8% of Net Assets
	Advertising — 0.1%
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	$ 58,025
	Total Advertising	$ 58,025
	Aerospace & Defense — 0.9%
237,000	Boeing Co., 3.75%, 2/1/50	$ 249,227
85,000	Boeing Co., 5.805%, 5/1/50	117,142
45,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	52,650
	Total Aerospace & Defense	$ 419,019
	Airlines — 1.1%
23,111	Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)	$ 23,165
133,000	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%, 8/15/27 (144A)	146,477
23,791	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	22,546
54,306	British Airways 2019-1 Class AA Pass Through Trust, 3.3%, 12/15/32 (144A)	54,176
30,000	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	32,063
30,000	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	33,075
10,671	Delta Air Lines 2020-1 Class AA Pass Through Trust, 2.0%, 6/10/28	10,648
53,952	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	53,915
21,000	JetBlue 2020-1 Class A Pass Through Trust, 4.0%, 11/15/32	22,666
80,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%, 6/20/27 (144A)	86,000
	Total Airlines	$ 484,731
	Auto Manufacturers — 0.9%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 143,775
21,000	Ford Motor Co., 5.291%, 12/8/46	21,945
152,000	General Motors Co., 6.6%, 4/1/36	205,792
20,000(b)(d)	General Motors Financial Co., Inc., 5.7% (5 Year CMT Index + 500 bps)	22,050
	Total Auto Manufacturers	$ 393,562

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

	Principal
	Amount
	USD ($)		Value
		Auto Parts & Equipment — 0.2%
	24,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	$ 27,127
	45,000	Lear Corp., 3.5%, 5/30/30	49,240
		Total Auto Parts & Equipment	$ 76,367
		Banks — 6.6%
	43,000(d)	Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)	$ 44,828
ARS	1,000,000(e)	Banco de la Ciudad de Buenos Aires, 38.15% (BADLARPP + 399 bps), 12/5/22	11,573
	210,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	229,162
	15,000(b)(d)	Citigroup, Inc., 4.0% (5 Year CMT Index + 360 bps)	15,394
	140,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	143,863
	400,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index + 329 bps) (144A)	416,000
	210,000(b)(d)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	221,812
	32,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	33,440
	160,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	165,200
	195,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	205,146
	200,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	230,178
	200,000(b)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	207,582
	200,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	203,970
EUR	283,675(b)	Stichting AK Rabobank Certificaten, 6.5%	458,108
	115,000(b)(d)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	131,389
	200,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	219,250
		Total Banks	$ 2,936,895
		Beverages — 0.8%
	53,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 75,359
	200,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	277,431
		Total Beverages	$ 352,790
		Building Materials — 0.2%
	68,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	$ 72,742
	5,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	5,225
	5,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	5,250
		Total Building Materials	$ 83,217
		Chemicals — 0.7%
EUR	100,000	INEOS Finance Plc, 2.875%, 5/1/26 (144A)	$ 123,618
	35,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	35,262
	28,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	29,835
	50,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	53,500
	47,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	48,939
		Total Chemicals	$ 291,154
		Commercial Services — 0.8%
	45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 47,984
	45,000	Brink’s Co., 5.5%, 7/15/25 (144A)	48,038
	35,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	36,366
	35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	35,350
	38,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	42,085
	35,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	38,325
	104,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	111,653
		Total Commercial Services	$ 359,801

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Principal
	Amount
	USD ($)		Value
		Computers — 0.1%
	25,000	NCR Corp., 5.0%, 10/1/28 (144A)	$ 26,375
	10,000	NCR Corp., 5.25%, 10/1/30 (144A)	10,725
	5,000	NCR Corp., 8.125%, 4/15/25 (144A)	5,568
		Total Computers	$ 42,668
		Cosmetics/Personal Care — 0.1%
	55,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 59,109
		Total Cosmetics/Personal Care	$ 59,109
		Diversified Financial Services — 1.3%
	70,000	Air Lease Corp., 3.125%, 12/1/30	$ 72,869
	95,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	100,491
	10,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	10,562
	140,000(b)(d)	Charles Schwab Corp., 4.0% (5 Year CMT Index + 308 bps)	147,350
	43,000(b)(d)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	47,891
	150,256(g)	Global Aircraft Leasing Co., Ltd., 6.50%, (7.25% PIK or 6.50% cash), 9/15/24 (144A)	134,103
	30,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	31,357
	35,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	36,750
	10,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	10,612
		Total Diversified Financial Services	$ 591,985
		Electric — 2.0%
	20,000	AES Corp., 3.95%, 7/15/30 (144A)	$ 22,608
	15,000	Calpine Corp., 4.625%, 2/1/29 (144A)	15,424
	15,000	Calpine Corp., 5.0%, 2/1/31 (144A)	15,675
	65,000	Iberdrola International BV, 6.75%, 7/15/36	99,634
	47,000	New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)	50,730
	17,000	NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)	19,027
	30,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	31,585
	15,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	15,357
	20,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	20,576
	200,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	231,930
	10,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.5%, 8/15/28 (144A)	10,550
	60,000	Puget Energy, Inc., 4.1%, 6/15/30	67,844
	65,000	Southern California Edison Co., 4.875%, 3/1/49	85,778
	150,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	165,403
	19,000	Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	21,565
		Total Electric	$ 873,686
		Electrical Components & Equipment — 0.4%
EUR	100,000	Belden, Inc., 2.875%, 9/15/25 (144A)	$ 123,026
	25,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	26,312
	15,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	17,059
		Total Electrical Components & Equipment	$ 166,397
		Electronics — 0.0%
	20,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 20,732
		Total Electronics	$ 20,732

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	Energy-Alternate Sources — 0.2%
46,807	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 55,007
19,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	20,330
	Total Energy-Alternate Sources	$ 75,337
	Engineering & Construction — 0.3%
40,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 41,700
75,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	83,446
	Total Engineering & Construction	$ 125,146
	Entertainment — 0.2%
40,000	Caesars Entertainment, Inc., 6.25%, 7/1/25 (144A)	$ 42,600
15,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	16,128
15,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	16,462
31,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	33,406
	Total Entertainment	$ 108,596
	Environmental Control — 0.3%
45,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 48,147
56,000	Covanta Holding Corp., 6.0%, 1/1/27	58,819
15,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	15,113
30,000	Tervita Corp., 11.0%, 12/1/25 (144A)	32,281
	Total Environmental Control	$ 154,360
	Food — 1.2%
40,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 40,475
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	33,057
50,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)	56,175
39,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	44,802
200,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	215,752
30,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	32,538
25,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	25,221
70,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	74,065
7,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	8,334
	Total Food	$ 530,419
	Forest Products & Paper — 0.3%
40,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 41,400
53,000	International Paper Co., 7.3%, 11/15/39	84,930
	Total Forest Products & Paper	$ 126,330
	Healthcare-Services — 0.8%
20,000	Centene Corp., 4.25%, 12/15/27	$ 21,200
35,000	Centene Corp., 4.625%, 12/15/29	38,857
76,000	HCA, Inc., 3.5%, 9/1/30	80,756
20,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	21,476
50,000	MEDNAX, Inc., 5.25%, 12/1/23 (144A)	50,615
15,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	15,788
50,000	NYU Langone Hospitals, 4.428%, 7/1/42	56,203
10,000	Providence Service Corp., 5.875%, 11/15/25 (144A)	10,575
13,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	14,300

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Healthcare-Services (continued)
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	$ 34,255
16,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	16,400
	Total Healthcare-Services	$ 360,425
	Home Builders — 0.1%
9,000	KB Home, 6.875%, 6/15/27	$ 10,552
19,000	Meritage Homes Corp., 6.0%, 6/1/25	21,518
	Total Home Builders	$ 32,070
	Household Products/Wares — 0.0%†
10,000	Central Garden & Pet Co., 4.125%, 10/15/30	$ 10,425
	Total Household Products/Wares	$ 10,425
	Housewares — 0.0%†
5,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 5,344
	Total Housewares	$ 5,344
	Industrial Services — 0.2%
110,000	Gol Finance SA, 8.0%, 6/30/26	$ 108,488
	Total Industrial Services	$ 108,488
	Insurance — 1.5%
85,000	AXA SA, 8.6%, 12/15/30	$ 132,443
132,000	CNO Financial Group, Inc., 5.25%, 5/30/29	159,356
60,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	73,764
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	128,357
105,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	123,346
51,000(d)	Prudential Financial, Inc., 3.7% (5 Year CMT Index + 304 bps), 10/1/50	53,947
	Total Insurance	$ 671,213
	Internet — 0.6%
35,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 35,612
121,000	Expedia Group, Inc., 3.25%, 2/15/30	125,930
100,000	Expedia Group, Inc., 3.8%, 2/15/28	107,413
	Total Internet	$ 268,955
	Iron & Steel — 0.1%
20,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 21,600
10,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	11,762
20,000	Steel Dynamics, Inc., 3.25%, 1/15/31	22,365
	Total Iron & Steel	$ 55,727
	Leisure Time — 0.3%
15,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 16,342
29,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	33,903
94,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	93,295
	Total Leisure Time	$ 143,540
	Lodging — 0.7%
40,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 41,708
40,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	42,204
5,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28 (144A)	5,438

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

	Principal
	Amount
	USD ($)		Value
		Lodging (continued)
	180,000	Marriott International, Inc., 3.5%, 10/15/32	$ 196,845
	25,000	Marriott International, Inc., 4.625%, 6/15/30	29,337
	10,000	Marriott International, Inc., 5.75%, 5/1/25	11,697
		Total Lodging	$ 327,229
		Media — 0.9%
	50,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	$ 53,950
	200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	212,000
	66,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	39,930
	69,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	75,555
	10,000	Scripps Escrow II, Inc., 3.875%, 1/15/29 (144A)	10,393
	20,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	20,464
		Total Media	$ 412,292
		Mining — 0.7%
	168,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	$ 209,160
	47,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	47,705
	41,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	46,433
		Total Mining	$ 303,298
		Miscellaneous Manufacturers — 0.3%
	14,000	Amsted Industries, Inc., 5.625%, 7/1/27 (144A)	$ 14,875
	50,000	General Electric Co., 4.25%, 5/1/40	59,110
	55,000	General Electric Co., 4.35%, 5/1/50	66,888
		Total Miscellaneous Manufacturers	$ 140,873
		Multi-National — 1.0%
	200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 214,000
IDR	1,997,800,000	European Bank for Reconstruction & Development, 6.45%, 12/13/22	147,624
IDR	980,000,000	Inter-American Development Bank, 7.875%, 3/14/23	74,850
		Total Multi-National	$ 436,474
		Oil & Gas — 1.8%
	275,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 363,576
	10,000	EQT Corp., 5.0%, 1/15/29	10,543
	21,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	21,631
	27,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	27,270
	30,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	30,975
	62,000	Occidental Petroleum Corp., 4.4%, 4/15/46	54,031
	30,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	29,577
	42,000	Petroleos Mexicanos, 5.35%, 2/12/28	41,548
	25,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	27,372
	25,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	21,750
	35,000	Valero Energy Corp., 2.15%, 9/15/27	35,762
	79,000	Valero Energy Corp., 6.625%, 6/15/37	105,085
	30,000	YPF SA, 6.95%, 7/21/27 (144A)	21,600
ARS	175,000	YPF SA, 16.5%, 5/9/22 (144A)	1,457
		Total Oil & Gas	$ 792,177
		Oil & Gas Services — 0.0%†
	18,000	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	$ 19,216
		Total Oil & Gas Services	$ 19,216

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Packaging & Containers — 0.4%
100,000	Ball Corp., 2.875%, 8/15/30	$ 99,750
65,000	Greif, Inc., 6.5%, 3/1/27 (144A)	68,737
	Total Packaging & Containers	$ 168,487
	Pharmaceuticals — 1.0%
53,000	AbbVie, Inc., 4.05%, 11/21/39	$ 64,142
7,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	7,785
15,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	15,458
45,000	Cardinal Health, Inc., 4.9%, 9/15/45	55,396
31,360	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	36,844
51,610	CVS Pass-Through Trust, 6.036%, 12/10/28	59,960
17,220	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	22,773
31,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	33,635
142,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	136,499
	Total Pharmaceuticals	$ 432,492
	Pipelines — 2.7%
16,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 16,500
30,000	Enable Midstream Partners LP, 4.15%, 9/15/29	29,766
70,000	Enable Midstream Partners LP, 4.4%, 3/15/27	70,638
122,000	Enable Midstream Partners LP, 4.95%, 5/15/28	126,123
30,000	Energy Transfer Operating LP, 5.875%, 1/15/24	33,723
35,000	Energy Transfer Operating LP, 6.0%, 6/15/48	41,242
10,000	Energy Transfer Operating LP, 6.125%, 12/15/45	11,813
21,000	Energy Transfer Operating LP, 6.5%, 2/1/42	25,620
15,000(b)(d)	Energy Transfer Operating LP, 6.625% (3 Month USD LIBOR + 416 bps)	12,675
140,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	133,000
4,000	EnLink Midstream LLC, 5.375%, 6/1/29	3,890
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	7,172
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	108,711
34,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	27,285
30,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	31,359
38,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	39,834
125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	135,612
45,000(b)(d)	Plains All American Pipeline LP, 6.125% (3 Month USD LIBOR + 411 bps)	36,562
45,000	Plains All American Pipeline LP/PAA Finance Corp., 4.9%, 2/15/45	47,758
38,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	42,459
19,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	21,985
65,000	Williams Cos., Inc., 5.75%, 6/24/44	84,243
95,000	Williams Cos., Inc., 7.5%, 1/15/31	129,143
	Total Pipelines	$ 1,217,113
	REITs — 2.0%
40,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	$ 43,450
54,000	Highwoods Realty LP, 2.6%, 2/1/31	55,084
45,000	Highwoods Realty LP, 4.125%, 3/15/28	50,615

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	REITs (continued)
64,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	$ 67,040
120,000	iStar, Inc., 4.25%, 8/1/25	118,500
30,000	iStar, Inc., 4.75%, 10/1/24	30,375
40,000	Lexington Realty Trust, 2.7%, 9/15/30	41,639
65,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	67,113
86,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	91,912
150,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	160,394
40,000	Simon Property Group LP, 3.25%, 9/13/49	40,967
55,000	Simon Property Group LP, 3.8%, 7/15/50	61,359
73,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	78,417
8,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30 (144A)	8,445
	Total REITs	$ 915,310
	Retail — 0.7%
15,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 15,637
15,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	16,087
30,000	AutoNation, Inc., 4.75%, 6/1/30	36,100
81,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	82,924
30,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	30,488
105,000	QVC, Inc., 4.375%, 9/1/28	108,796
10,000	QVC, Inc., 4.75%, 2/15/27	10,725
	Total Retail	$ 300,757
	Software — 0.5%
215,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 237,531
	Total Software	$ 237,531
	Telecommunications — 0.7%
25,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	$ 25,812
45,000	CenturyLink, Inc., 4.5%, 1/15/29 (144A)	45,787
50,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	49,250
55,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	57,444
45,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	47,138
13,000	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	14,625
30,000	Sprint Corp., 7.25%, 9/15/21	31,215
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	35,245
	Total Telecommunications	$ 306,516
	Transportation — 0.1%
60,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	$ 66,900
	Total Transportation	$ 66,900
	TOTAL CORPORATE BONDS
	(Cost $14,887,166)	$16,063,178
	FOREIGN GOVERNMENT BONDS — 5.1% of Net Assets
	Argentina — 0.6%
145,500(c)	Argentine Republic Government International Bond, 0.125%, 7/9/35	$ 53,108
6,500	Argentine Republic Government International Bond, 1.0%, 7/9/29	2,819
250,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	206,878
	Total Argentina	$ 262,805

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
	USD ($)		Value
Dominican Republic — 0.4%
	150,000	Dominican Republic International Bond, 4.875%, 9/23/32 (144A)	$ 166,127
		Total Dominican Republic	$ 166,127
Egypt — 0.3%
EGP	1,754,000	Egypt Government Bond, 15.7%, 11/7/27	$ 118,596
		Total Egypt	$ 118,596
Indonesia — 0.3%
IDR	1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 128,664
		Total Indonesia	$ 128,664
Ivory Coast — 0.3%
EUR	100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	$ 134,823
		Total Ivory Coast	$ 134,823
Mexico — 1.5%
MXN	5,490,000	Mexican Bonos, 8.5%, 5/31/29	$ 336,252
MXN	1,475,341	Mexican Udibonos, 2.0%, 6/9/22	74,989
	200,000	Mexico Government International Bond, 5.0%, 4/27/51	249,000
		Total Mexico	$ 660,241
Morocco — 0.4%
	200,000	Morocco Government International Bond, 4.0%, 12/15/50 (144A)	$ 206,100
		Total Morocco	$ 206,100
Peru — 0.0%†
	20,000	Peruvian Government International Bond, 2.783%, 1/23/31	$ 21,930
		Total Peru	$ 21,930
Philippines — 0.6%
	200,000	Philippine Government International Bond, 5.0%, 1/13/37	$ 263,800
		Total Philippines	$ 263,800
Qatar — 0.5%
	200,000	Qatar Government International Bond, 3.4%, 4/16/25 (144A)	$ 220,500
		Total Qatar	$ 220,500
Uruguay — 0.2%
UYU	4,429,000	Uruguay Government International Bond, 9.875%, 6/20/22 (144A)	$ 108,777
		Total Uruguay	$ 108,777
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $2,255,066)	$ 2,292,363
Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
	40,000+(a)(h)	Lorenz Re 2018, 7/1/21	$ 476
	20,578+(a)(h)	Lorenz Re 2019, 6/30/22	1,356
		Total Reinsurance Sidecars	$ 1,832
TOTAL INSURANCE-LINKED SECURITIES
		(Cost $15,893)	$ 1,832

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
MUNICIPAL BONDS — 0.2% of Net Assets(i)
Municipal General Obligation — 0.2%
100,000(j)(k)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 68,000
	Total Municipal General Obligation	$ 68,000
Municipal Higher Education — 0.0%†
10,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 11,418
	Total Municipal Higher Education	$ 11,418
TOTAL MUNICIPAL BONDS
	(Cost $78,083)	$ 79,418
SENIOR SECURED FLOATING RATE LOAN INTERESTS — 1.7% of Net Assets*(e)
Aerospace & Defense — 0.1%
1,802(q)	Grupo Aeromexico, Sociedad Anonima Bursatil De Capital Variable, Partially unfunded DIP Tranche 2
	Term Loan, 3.817% (LIBOR + 1450 bps), 12/31/21	$ 1,849
30,000	Grupo Aeromexico, Sociedad Anonima Bursatil De Capital Variable, Senior Secured Tranche 1,
	9.0% (LIBOR + 800 bps), 12/31/21	30,563
	Total Aerospace & Defense	$ 32,412
Automobile — 0.1%
33,442	Navistar, Inc., Tranche B Term Loan, 3.66% (LIBOR + 350 bps), 11/6/24	$ 33,463
	Total Automobile	$ 33,463
Broadcasting & Entertainment — 0.1%
60,776	Sinclair Television Group, Inc., Tranche B Term Loan, 2.4% (LIBOR + 225 bps), 1/3/24	$ 60,269
	Total Broadcasting & Entertainment	$ 60,269
Computers & Electronics — 0.0%†
12,561	Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan,
	4.397% (LIBOR + 425 bps), 6/26/25	$ 12,192
	Total Computers & Electronics	$ 12,192
Finance — 0.2%
110,000	Bank of Industry Ltd., 0.06% (LIBOR + 600bps), 3/15/21	$ 108,867
	Total Finance	$ 108,867
Healthcare & Pharmaceuticals — 0.1%
32,357	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien Initial Term Loan, 3.647%
	(LIBOR + 350 bps), 9/26/24	$ 32,138
	Total Healthcare & Pharmaceuticals	$ 32,138
Healthcare, Education & Childcare — 0.3%
35,382	Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 32,104
71,484	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	68,196
46,883	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), First Lien Term B Loan,
	3.897% (LIBOR + 375 bps), 11/16/25	46,851
	Total Healthcare, Education & Childcare	$ 147,151
Hotel, Gaming & Leisure — 0.2%
70,494	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
	Term B-4 Loan, 1.897% (LIBOR + 175 bps), 11/19/26	$ 69,486
	Total Hotel, Gaming & Leisure	$ 69,486

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Insurance — 0.6%
101,112	Confie Seguros Holding II Co., Term B Loan, 5.75% (LIBOR + 475 bps), 4/19/22	$ 99,902
65,305	Integro Parent, Inc., First Lien Initial Term Loan, 6.75% (LIBOR + 575 bps), 10/31/22	63,346
96,750	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 3.254% (LIBOR + 300 bps), 5/16/24	95,531
	Total Insurance	$ 258,779
	Leisure & Entertainment — 0.0%†
39,505(j)	24 Hour Fitness Worldwide, Inc., Term Loan, 3.647% (LIBOR + 350bps/PRIME +250), 5/30/25	$ 1,087
15,560	Fitness International LLC, Term B Loan, 4.25% (LIBOR + 325 bps), 4/17/25	14,150
	Total Leisure & Entertainment	$ 15,237
	Retail — 0.0%†
14,775	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.714% (LIBOR + 450 bps), 9/12/24	$ 14,541
	Total Retail	$ 14,541
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $820,427)	$ 784,535
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 32.9% of Net Assets
42,944	Fannie Mae, 1.5%, 12/1/35	$ 44,203
50,000	Fannie Mae, 1.5%, 2/1/51 (TBA)	50,461
133,272	Fannie Mae, 2.0%, 12/1/35	139,399
770,000	Fannie Mae, 2.0%, 1/1/51	799,941
130,000	Fannie Mae, 2.0%, 2/1/51 (TBA)	134,815
200,000	Fannie Mae, 2.5%, 2/1/51 (TBA)	210,477
23,085	Fannie Mae, 3.0%, 10/1/30	24,733
59,975	Fannie Mae, 3.0%, 5/1/43	63,634
1,238	Fannie Mae, 3.0%, 5/1/46	1,329
1,608	Fannie Mae, 3.0%, 10/1/46	1,745
780	Fannie Mae, 3.0%, 1/1/47	846
4,162	Fannie Mae, 3.0%, 7/1/49	4,528
1,003,000	Fannie Mae, 3.0%, 1/1/51 (TBA)	1,050,878
200,000	Fannie Mae, 3.0%, 2/1/51 (TBA)	209,727
40,665	Fannie Mae, 3.5%, 6/1/45	44,106
47,808	Fannie Mae, 3.5%, 9/1/45	52,953
12,658	Fannie Mae, 3.5%, 10/1/46	13,730
42,156	Fannie Mae, 3.5%, 1/1/47	44,979
71,208	Fannie Mae, 3.5%, 1/1/47	77,194
401,000	Fannie Mae, 3.5%, 2/1/51 (TBA)	423,870
42,772	Fannie Mae, 4.0%, 10/1/40	48,356
6,413	Fannie Mae, 4.0%, 12/1/40	7,251
21,577	Fannie Mae, 4.0%, 11/1/43	23,942
27,384	Fannie Mae, 4.0%, 11/1/43	30,183
19,831	Fannie Mae, 4.0%, 4/1/47	21,642
29,381	Fannie Mae, 4.0%, 4/1/47	32,143
11,228	Fannie Mae, 4.0%, 6/1/47	12,254
15,872	Fannie Mae, 4.0%, 7/1/47	17,195
290,000	Fannie Mae, 4.0%, 1/1/51 (TBA)	309,711
41,893	Fannie Mae, 4.5%, 11/1/40	46,844
21,355	Fannie Mae, 4.5%, 5/1/41	23,857

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
55,337	Fannie Mae, 4.5%, 6/1/44	$ 61,926
128,881	Fannie Mae, 4.5%, 5/1/49	142,168
187,227	Fannie Mae, 4.5%, 4/1/50	206,593
650,000	Fannie Mae, 4.5%, 1/1/51 (TBA)	704,438
20,301	Fannie Mae, 5.0%, 4/1/30	23,032
17,282	Fannie Mae, 5.0%, 1/1/39	20,074
4,162	Fannie Mae, 5.0%, 6/1/40	4,837
109	Fannie Mae, 6.0%, 3/1/32	128
67,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/36	68,964
240,000	Federal Home Loan Mortgage Corp., 1.5%, 1/1/51	242,565
115,294	Federal Home Loan Mortgage Corp., 2.0%, 12/1/35	120,571
19,604	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	20,611
14,631	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	15,405
36,954	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	40,285
47,293	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	49,768
1,627	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	1,775
38,751	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	41,981
42,624	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	46,840
13,370	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	14,595
14,873	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	16,094
38,159	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	41,345
173	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	201
602	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	666
3,831	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	4,453
15,983	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	18,591
7,964	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	9,359
50,000	Government National Mortgage Association, 2.0%, 1/15/51 (TBA)	52,287
110,000	Government National Mortgage Association, 2.5%, 1/1/51 (TBA)	116,445
8,372	Government National Mortgage Association I, 3.5%, 10/15/42	8,925
3,426	Government National Mortgage Association I, 4.0%, 12/15/41	3,687
101,550	Government National Mortgage Association I, 4.0%, 4/15/42	108,138
56,357	Government National Mortgage Association I, 4.0%, 8/15/43	65,763
5,256	Government National Mortgage Association I, 4.0%, 3/15/44	5,680
12,391	Government National Mortgage Association I, 4.0%, 9/15/44	13,392
15,630	Government National Mortgage Association I, 4.0%, 4/15/45	16,891
26,582	Government National Mortgage Association I, 4.0%, 6/15/45	28,759
3,962	Government National Mortgage Association I, 4.5%, 9/15/33	4,421
6,849	Government National Mortgage Association I, 4.5%, 4/15/35	7,571
16,482	Government National Mortgage Association I, 4.5%, 1/15/40	18,660
61,154	Government National Mortgage Association I, 4.5%, 3/15/40	68,781
12,313	Government National Mortgage Association I, 4.5%, 9/15/40	13,764
11,868	Government National Mortgage Association I, 4.5%, 7/15/41	13,283
3,109	Government National Mortgage Association I, 5.0%, 4/15/35	3,583
2,888	Government National Mortgage Association I, 5.5%, 1/15/34	3,332
4,119	Government National Mortgage Association I, 5.5%, 4/15/34	4,709
1,197	Government National Mortgage Association I, 5.5%, 7/15/34	1,377

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
4,002	Government National Mortgage Association I, 5.5%, 6/15/35	$ 4,443
407	Government National Mortgage Association I, 6.0%, 2/15/33	487
611	Government National Mortgage Association I, 6.0%, 3/15/33	688
758	Government National Mortgage Association I, 6.0%, 3/15/33	917
1,053	Government National Mortgage Association I, 6.0%, 6/15/33	1,238
876	Government National Mortgage Association I, 6.0%, 7/15/33	995
961	Government National Mortgage Association I, 6.0%, 7/15/33	1,132
154	Government National Mortgage Association I, 6.0%, 9/15/33	173
638	Government National Mortgage Association I, 6.0%, 9/15/33	716
1,078	Government National Mortgage Association I, 6.0%, 10/15/33	1,265
4,009	Government National Mortgage Association I, 6.0%, 8/15/34	4,511
303	Government National Mortgage Association I, 6.5%, 3/15/29	336
967	Government National Mortgage Association I, 6.5%, 1/15/30	1,074
220	Government National Mortgage Association I, 6.5%, 2/15/32	253
236	Government National Mortgage Association I, 6.5%, 3/15/32	274
396	Government National Mortgage Association I, 6.5%, 11/15/32	473
43	Government National Mortgage Association I, 7.0%, 3/15/31	44
8,575	Government National Mortgage Association II, 3.5%, 4/20/45	9,486
11,110	Government National Mortgage Association II, 3.5%, 4/20/45	12,269
14,460	Government National Mortgage Association II, 3.5%, 3/20/46	16,258
24,492	Government National Mortgage Association II, 4.0%, 9/20/44	27,028
36,898	Government National Mortgage Association II, 4.0%, 10/20/46	40,277
36,244	Government National Mortgage Association II, 4.0%, 1/20/47	39,283
16,866	Government National Mortgage Association II, 4.0%, 2/20/48	18,718
20,115	Government National Mortgage Association II, 4.0%, 4/20/48	22,333
7,605	Government National Mortgage Association II, 4.5%, 9/20/41	8,473
21,446	Government National Mortgage Association II, 4.5%, 9/20/44	22,733
9,240	Government National Mortgage Association II, 4.5%, 10/20/44	10,294
20,189	Government National Mortgage Association II, 4.5%, 11/20/44	22,539
2,233	Government National Mortgage Association II, 5.5%, 3/20/34	2,608
3,548	Government National Mortgage Association II, 6.0%, 11/20/33	4,115
3,000,000(l)	U.S. Treasury Bills, 1/7/21	2,999,993
1,000,000(l)	U.S. Treasury Bills, 1/26/21	999,971
1,400,000(l)	U.S. Treasury Bills, 1/28/21	1,399,946
335,341	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	399,480
501,567	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	697,929
383,903	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	540,324
975,000	U.S. Treasury Notes, 0.125%, 10/31/22	975,152
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $14,239,915)	$14,731,867

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
	OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED — 0.0%
3,182^(m)	Desarrolladora Homex	Bank of New York	MXN —	MXN — (o)	10/23/22	$ —
	SAB de CV	Mellon Corp.
3,182^(n)	Desarrolladora Homex	Bank of New York	MXN —	MXN — (o)	10/23/22	—
	SAB de CV	Mellon Corp.
						$ —
	TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
	(Premiums paid $0)					$ —
	OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED — 0.0%†
330,000	Put EUR Call USD	Bank of America NA	USD 5,140	USD 1.11	3/8/21	$ 10
175,000	Put EUR Call USD	Bank of America NA	EUR 2,896	EUR 1.11	6/4/21	121
350,000	Put EUR Call USD	Goldman Sachs	EUR 1,558	EUR 1.21	1/29/21	1,321
		International
350,000	Put EUR Call USD	JPMorgan Chase	EUR 2,272	EUR 1.15	5/17/21	657
		Bank NA
440,000	Put USD Call JPY	JPMorgan Chase	USD 4,603	USD 101.10	2/3/21	878
		Bank NA
						$ 2,987
	TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED
	(Premiums paid $16,469)					$ 2,987
	TOTAL OPTIONS PURCHASED
	(Premiums paid $16,469)					$ 2,987
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.3%
	(Cost $42,821,069)					$44,502,656

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER — 1.8%
CLOSED-END FUND — 1.8% of Net Assets
97,089(p)	Pioneer ILS Interval Fund	$42,875	$ —	$16,505	$ 824,287
TOTAL CLOSED-END FUND
	(Cost $998,388)				$ 824,287
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 1.8%
	(Cost $998,388)				$ 824,287

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
	OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN — (0.0)%†
(330,000)	Call EUR Put USD	Bank of America NA	USD 5,140	USD 1.20	3/8/21	$ (8,473)
(175,000)	Call EUR Put USD	Bank of America NA	EUR 2,896	EUR 1.17	6/4/21	(10,320)
(350,000)	Call EUR Put USD	Goldman Sachs	EUR 1,558	EUR 1.25	1/29/21	(995)
		International

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN (continued)
(350,000)	Call EUR Put USD	JPMorgan Chase	EUR 2,272	EUR 1.24	5/17/21	$ (4,799)
Bank NA
(440,000)	Call USD Put JPY	JPMorgan Chase	USD 4,603	USD 107.94	2/3/21	(53)
Bank NA
$ (24,640)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN
	(Premiums received $(16,469))					$ (24,640)
	OTHER ASSETS AND LIABILITIES — (1.1)%					$ (492,661)
	NET ASSETS — 100.0%					$44,809,642

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2020, the value of these securities amounted to $16,780,088, or
37.4% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
(iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2020.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to
Financial Statements — Note 1A.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2020.
(e)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2020.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Issued as preference shares.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security is in default.
(k)	Represents a General Obligation Bond.
(l)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 14.5 Billion.
(o)	Strike price is 1 Mexican Peso (MXN).
(p)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc., (the “Adviser”).
(q)	Security is partially funded. See Notes to the Financial Statements - Note 8.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$9,199	$ 476
Lorenz Re 2019	7/10/2019	6,694	1,356
Total Restricted Securities			$1,832
% of Net assets			0.0%†
† Amount rounds to less than 0.1%.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
SGD	299,729	USD	(225,133)	Bank of America NA	3/4/21	$ 1,609
NOK	1,861,465	EUR	(170,110)	Bank of New York Mellon Corp.	1/7/21	9,054
NOK	2,930,100	USD	(313,615)	Bank of New York Mellon Corp.	2/2/21	27,617
PLN	420,000	EUR	(93,696)	Brown Brothers Harriman & Co.	2/23/21	(2,090)
USD	48,571	EUR	(40,000)	Brown Brothers Harriman & Co.	2/25/21	(330)
USD	38,845	EUR	(32,000)	Citibank NA	2/25/21	(276)
AUD	587,765	USD	(428,605)	Goldman Sachs International	2/26/21	24,424
EGP	795,790	USD	(49,830)	Goldman Sachs International	3/2/21	(60)
GHS	579,382	USD	(95,568)	Goldman Sachs International	2/26/21	944
SEK	2,136,507	EUR	(208,861)	Goldman Sachs International	3/3/21	4,733
USD	84,575	RUB	(6,405,000)	Goldman Sachs International	2/26/21	(1,304)
CZK	2,357,000	USD	(102,248)	HSBC Bank USA NA	1/27/21	7,463
EUR	113,000	USD	(138,097)	HSBC Bank USA NA	3/26/21	139
RUB	6,405,000	USD	(83,344)	HSBC Bank USA NA	2/26/21	2,535
EUR	788,800	USD	(935,362)	JPMorgan Chase Bank NA	1/26/21	28,364
KRW	260,944,130	USD	(235,520)	JPMorgan Chase Bank NA	3/4/21	4,424
PEN	790,000	USD	(220,289)	JPMorgan Chase Bank NA	2/26/21	(2,000)
SEK	5,004,326	USD	(575,032)	JPMorgan Chase Bank NA	1/27/21	33,991
USD	103,150	EUR	(85,000)	JPMorgan Chase Bank NA	1/26/21	(699)
INR	16,000,000	USD	(215,459)	State Street Bank & Trust Co.	1/29/21	2,947
USD	109,387	EUR	(92,000)	State Street Bank & Trust Co.	1/26/21	(3,015)
USD	170,100	MXN	(3,595,300)	State Street Bank & Trust Co.	1/27/21	(10,094)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$128,376

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
1	U.S. 2 Year Note (CBT)	3/31/21	$220,766	$220,977	$211
12	U.S. Ultra Bond (CBT)	3/22/21	2,595,563	2,562,750	(32,813)
			$2,816,329	$2,783,727	$(32,602)

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Short	Description	Date	Amount	Value	(Depreciation)
9	Euro-Bobl	3/8/21	$(1,483,747)	$(1,485,615)	$(1,868)
17	Euro-Bund	3/8/21	(3,675,181)	(3,687,575)	(12,394)
4	U.S. 10 Year Note (CBT)	3/22/21	(551,585)	(552,312)	(727)
11	U.S. 10 Year Ultra	3/22/21	(1,726,648)	(1,719,953)	6,695
6	U.S. Long Bond (CBT)	3/22/21	(1,049,188)	(1,039,125)	10,063
			$(8,486,349)	$(8,484,580)	$1,769
TOTAL FUTURES CONTRACTS			$(5,670,020)	$(5,700,853)	$(30,833)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
2,100,000	Markit CDX North America	Receive	5.00%	12/20/25	$(583)	$199,378	$198,795
	Investment Grade Index Series 33
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION					$(583)	$199,378	$198,795
TOTAL SWAP CONTRACT					$(583)	$199,378	$198,795

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS —	Argentine Peso
AUD —	Australian Dollar
CZK —	Czech Koruna
EGP —	Egyptian Pound
EUR —	Euro
GHS —	Ghanaian Cedi
IDR —	Indonesian Rupiah
INR —	Indian Rupee
KRW —	Korean Won
MXN —	Mexican Peso
NOK —	Norwegian Krone
PEN —	Peruvian Sol
PLN —	Polish Zloty
RUB —	Russian Ruble
SEK —	Swedish Krona
SGD —	Singapore Dollar
UYU —	Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 3,236,906	$ 7,327,623
Other Long-Term Securities	$19,614,359	$21,418,280

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2020, the Portfolio engaged in purchases of $7,088 and sales of $64,577 pursuant to these procedures, which resulted in a net realized gain/(loss) of $1,270.

At December 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $44,099,203 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,832,750
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,333,312)
Net unrealized appreciation	$ 1,499,438

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 - unadjusted quoted prices in active markets for identical securities.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/20 (continued)

The following is a summary of the inputs used as of December 31, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2		Level 3	Total
Common Stocks
Paper & Forest Products	$—	$41		$—	$41
All Other Common Stocks	3,531	—		—	3,531
Convertible Preferred Stocks	795,452	—		—	795,452
Asset Backed Securities	—	2,810,413		—	2,810,413
Collateralized Mortgage Obligations	—	3,836,795		—	3,836,795
Commercial Mortgage-Backed Securities	—	2,776,877		—	2,776,877
Convertible Corporate Bonds	—	323,367		—	323,367
Corporate Bonds	—	16,063,178		—	16,063,178
Foreign Government Bonds	—	2,292,363		—	2,292,363
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—		1,832	1,832
Municipal Bonds	—	79,418		—	79,418
Senior Secured Floating Rate Loan Interests	—	784,535		—	784,535
U.S. Government and Agency Obligations	—	14,731,867		—	14,731,867
Over The Counter (OTC) Call Option Purchased	—	—	*	—	— *
Over The Counter (OTC) Currency Put Option Purchased	—	2,987		—	2,987
Affiliated Closed-End Fund	—	824,287		—	824,287
Total Investments in Securities	$798,983	$44,526,128		$1,832	$45,326,943
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$—	$(24,640)		$—	$(24,640)
Net unrealized appreciation on forward foreign currency
exchange contracts	—	128,376		—	128,376
Net unrealized depreciation on futures contracts	(30,833)	—		—	(30,833)
Swap contracts, at value	—	198,795		—	198,795
Total Other Financial Instruments	$(30,833)	$302,531		$—	$271,698
* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 12/31/19	$22,002
Realized gain (loss)(1)	—
Change in unrealized appreciation (depreciation)(2)	(631)
Accrued discounts/premiums	—
Purchases	—
Sales	(19,539)
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of 12/31/20	$1,832

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Transfers are calculated on the beginning of period value. For the year ended December 31, 2020, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2020:	$(631)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $42,821,069)	$44,502,656
Investments in affiliated issuers, at value (cost $998,388)	824,287
Cash	1,470,727
Foreign currencies, at value (cost $5,632)	3,372
Futures collateral	65,171
Swaps collateral	219,600
Due from broker for futures	260,339
Variation margin for futures contracts	4,117
Variation margin for centrally cleared swap contracts	3,003
Net unrealized appreciation on forward foreign currency exchange contracts	128,376
Swap contracts, at value (net premiums received $(583))	198,795
Unrealized appreciation on unfunded loan commitments	219
Receivables —
Investment securities sold	1,236,920
Portfolio shares sold	500
Dividends	1,921
Interest	270,771
Due from the Adviser	24,040
Other assets	145
Total assets	$49,214,959
LIABILITIES:
Payables —
Investment securities purchased	$4,006,540
Portfolio shares repurchased	16,597
Trustees’ fees	158
Due to broker for swaps	198,771
Written options outstanding (net premiums received $(16,469))	24,640
Net unrealized depreciation on futures contracts	30,833
Reserve for repatriation taxes	5,801
Due to affiliates	23,875
Accrued expenses	98,102
Total liabilities	$4,405,317
NET ASSETS:
Paid-in capital	$42,544,493
Distributable earnings	2,265,149
Net assets	$44,809,642
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $6,552,046/612,996 shares)	$10.69
Class II (based on $38,257,596/3,585,219 shares)	$10.67

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $8,560)	$1,638,520
Dividends from affiliated issuers	42,875
Dividends from unaffiliated issuers (net of foreign taxes withheld $3,554)	24,242
Total investment income		$1,705,637
EXPENSES:
Management fees	$269,687
Administrative expense	64,430
Distribution fees
Class II	89,282
Custodian fees	65,520
Professional fees	68,325
Printing expense	18,424
Pricing fees	43,977
Trustees’ fees	7,400
Insurance expense	22
Miscellaneous	3,756
Total expenses		$630,823
Less fees waived and expenses reimbursed by the Adviser		(232,227)
Net expenses		$398,596
Net investment income		$1,307,041
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$895,609
Written options	10,461
Forward foreign currency exchange contracts	121,918
Futures contracts	(331,723)
Swap contracts	(58,026)
Short sales	(179)
Other assets and liabilities denominated in foreign currencies	(20,483)	$617,577
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of ($3,162))	$575,428
Investments in affiliated issuers	16,505
Written options	(15,501)
Forward foreign currency exchange contracts	77,577
Futures contracts	(63,244)
Swap contracts	206,061
Unfunded loan commitments	219
Other assets and liabilities denominated in foreign currencies	(1,044)	$796,001
Net realized and unrealized gain (loss) on investments		$1,413,578
Net increase in net assets resulting from operations		$2,720,619

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/20	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,307,041	$1,314,179
Net realized gain (loss) on investments	617,577	195,032
Change in net unrealized appreciation (depreciation) on investments	796,001	2,267,572
Net increase in net assets resulting from operations	$2,720,619	$3,776,783
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.39 and $0.34 per share, respectively)	$(221,198)	$(219,924)
Class II ($0.36 and $0.31 per share, respectively)	(1,278,984)	(1,071,742)
Total distributions to shareowners	$(1,500,182)	$(1,291,666)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,191,829	$15,868,473
Reinvestment of distributions	1,500,182	1,291,666
Cost of shares repurchased	(15,711,900)	(19,996,552)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$980,111	$(2,836,413)
Net increase (decrease) in net assets	$2,200,548	$(351,296)
NET ASSETS:
Beginning of year	$42,609,094	$42,960,390
End of year	$44,809,642	$42,609,094

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	89,934	$931,452	32,007	$324,180
Reinvestment of distributions	21,812	221,198	21,851	219,924
Less shares repurchased	(76,209)	(769,467)	(536,402)	(5,308,250)
Net increase (decrease)	35,537	$383,183	(482,544)	$(4,764,146)
Class II
Shares sold	1,404,551	$14,260,377	1,537,078	$15,544,293
Reinvestment of distributions	126,398	1,278,984	106,260	1,071,742
Less shares repurchased	(1,502,700)	(14,942,433)	(1,455,291)	(14,688,302)
Net increase	28,249	$596,928	188,047	$1,927,733

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17		12/31/16*
Class I
Net asset value, beginning of period	$10.32	$9.71	$10.28	$10.16		$9.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.34	$0.34	$0.34	$0.35		$0.38
Net realized and unrealized gain (loss) on investments	0.42	0.61	(0.52)	0.15		0.35
Net increase (decrease) from investment operations	$0.76	$0.95	$(0.18)	$0.50		$0.73
Distributions to shareowners:
Net investment income	$(0.36)	$(0.34)	$(0.28)	$(0.37)		$(0.35)
Net realized gain	(0.03)	—	(0.07)	(0.01)		—
Tax return of capital	—	—	(0.04)	—		—
Total distributions	$(0.39)	$(0.34)	$(0.39)	$(0.38)		$(0.35)

Net increase (decrease) in net asset value	$0.37	$0.61	$(0.57)	$0.12		$0.38
Net asset value, end of period	$10.69	$10.32	$9.71	$10.28		$10.16
Total return (b)	7.63%	9.89%	(1.78)%	4.99	%(c)	7.58%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%		0.75%
Ratio of net investment income (loss) to average net assets	3.38%	3.38%	3.41%	3.43%		3.76%
Portfolio turnover rate	62%	62%	37%	48%		61%
Net assets, end of period (in thousands)	$6,552	$5,962	$10,296	$10,886		$10,890
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.31%	1.33%	1.32%	1.18%		1.17%
Net investment income (loss) to average net assets	2.82%	2.80%	2.84%	3.00%		3.34%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$10.30	$9.70	$10.26	$10.14	$9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.32	$0.32	$0.31	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	0.41	0.59	(0.50)	0.14	0.36
Net increase (decrease) from investment operations	$0.73	$0.91	$(0.19)	$0.47	$0.71
Distributions to shareowners:
Net investment income	$(0.33)	$(0.31)	$(0.26)	$(0.34)	$(0.33)
Net realized gain	(0.03)	—	(0.07)	(0.01)	—
Tax return of capital	—	—	(0.04)	—	—
Total distributions	$(0.36)	$(0.31)	$(0.37)	$(0.35)	$(0.33)

Net increase (decrease) in net asset value	$0.37	$0.60	$(0.56)	$0.12	$0.38
Net asset value, end of period	$10.67	$10.30	$9.70	$10.26	$10.14
Total return (b)	7.37%	9.52%	(1.93)%	4.74%	7.32%
Ratio of net expenses to average net assets	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	3.11%	3.16%	3.16%	3.18%	3.51%
Portfolio turnover rate	62%	62%	37%	48%	61%
Net assets, end of period (in thousands)	$38,258	$36,647	$32,664	$35,585	$34,020
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.55%	1.59%	1.57%	1.43%	1.42%
Net investment income (loss) to average net assets	2.55%	2.57%	2.59%	2.75%	3.09%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20

1. Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the year ended December 31, 2020. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Trust’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued such fund’s net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

At December 31, 2020, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0% of net assets. The value of these fair valued securities was $0.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2020, the Portfolio paid no such taxes. At December 31, 2020, the Portfolio had a payable for the reserve for repatriation taxes on its Statement of Assets and Liabilities of $5,801.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$1,440,804	$1,291,666
Long-term capital gain	59,378
Total	$1,500,182	$1,291,666

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$ 349,240
Undistributed long term capital gain	423,541
Net unrealized appreciation	1,492,368
Total	$2,265,149

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, forward currency and futures contracts, and adjustments relating to credit default swaps and catastrophe bonds.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2020 are listed in the Schedule of Investments.
H.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2020, is listed in the Schedule of Investments.
I.   Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended December 31, 2020, was $5,245. Open purchased options at December 31, 2020, are listed in the Schedule of Investments.
J.   Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended December 31, 2020, was $(9,210). Open written options contracts at December 31, 2020, are listed in the Schedule of Investments.
K.   Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended December 31, 2020, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2020, was $2,301,459. Open forward foreign currency exchange contracts outstanding at December 31, 2020, are listed in the Schedule of Investments.
L.   Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended December 31, 2020, was $(7,777,336). Open futures contracts outstanding at December 31, 2020, are listed in the Schedule of Investments.
M.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended December 31, 2020, was $30,952. Open credit default swap contracts at December 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2020, the effective management fee (excluding waivers and/or assumption of acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2020, the Adviser waived $14,521 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed for the year ended December 31, 2020, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $23,094 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2020.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2020, the Portfolio paid $7,400 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2020, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $158.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $781 in distribution fees payable to the Distributor at December 31, 2020.
6. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2020.
	Derivative
	Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$1,740	$(1,740)	$—	$—	$—
Bank of New York Mellon Corp.	36,671	—	—	—	36,671
Brown Brothers Harriman & Co.	—	—	—	—	—
Citibank NA	—	—	—	—	—
Goldman Sachs International	31,422	(2,359)	—	—	29,063
JPMorgan Chase Bank NA	68,314	(7,551)	—	—	60,763
HSBC Bank USA NA	10,137	—	—	—	10,137
State Street Bank & Trust Co.	2,947	(2,947)	—	—	—
Total	$151,231	$(14,597)	$—	$—	$136,634

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$18,793	$(1,740)	$—	$—	$17,053
Bank of New York Mellon Corp.	—	—	—	—	—
Brown Brothers Harriman & Co.	2,420	—	—	—	2,420
Citibank NA	276	—	—	—	276
Goldman Sachs International	2,359	(2,359)	—	—	—
JPMorgan Chase Bank NA	7,551	(7,551)	—	—	—
HSBC Bank USA NA	—	—	—	—	—
State Street Bank & Trust Co.	13,109	(2,947)	—	—	10,162
Total	$44,508	$(14,597)	$—	$—	$29,911

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2020, was as follows:
			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity		Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk		Risk
Assets
Call options purchased*	$—	$—	$—	$—	**	$—
Currency put options
purchased*	—	—	2,987	—		—
Net unrealized
appreciation on
forward foreign
currency contracts	—	—	128,376	—		—
Swap contracts, at value	—	198,795		—		—
Total Value	$—	$198,795	$131,363	$—	**	$—

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/20 (continued)

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Written options
outstanding	$—	$—	$24,640	$—	$—
Net unrealized
depreciation on
futures contracts	30,833	—	—	—	—
Total Value	$30,833	$—	$24,640	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2020 was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Currency put
options purchased*	$—	$—	$(10,461)	$—	$—
Written options	—	—	10,461	—	—
Forward foreign
currency exchange
contracts	—	—	121,918	—	—
Futures contracts	(331,723)	—	—	—	—
Swap contracts	—	(58,026)	—	—	—
Total Value	$(331,723)	$(58,026)	$121,918	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Currency put
options purchased**	$—	$—	$(8,837)	$—	$—
Written options	—	—	(15,501)	—	—
Forward foreign
currency exchange
contracts	—	—	77,577	—	—
Futures contracts	(63,244)	—	—	—	—
Swap contracts	—	206,061	—	—	—
Total Value	$(63,244)	$206,061	$53,239	$—	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

8. Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

As of December 31, 2020, the Portfolio had the following unfunded loan commitment outstanding:
				Unrealized
Loan	Principal	Cost	Value	Appreciation
Grupo Aeromexico, Sociedad Anonima
Bursatil De Capital Variable, DIP
Tranche 2 Term Loan	$6,348	$6,295	$6,514	$219
Total Value	$6,348	$6,295	$6,514	$219

9. Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. At December 31, 2020, the value of the Portfolio’s investment in affiliated issuers was $824,287, which represents 1.8% of the Portfolio’s net assets.
Transactions in affiliated issuers by the Portfolio for the year ended were as follows:
			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2019	Costs	in Affiliated Issuers	Issuers	Affiliated Issuers	2020	2020
Pioneer ILS
Interval Fund	$807,782	$ —	$16,505	$ —	$42,875	97,089	$824,287

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Strategic Income VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
February 17, 2021

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (Unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 62.85%.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2020 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2020, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM’s investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Portfolio, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio’s relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Portfolio and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Portfolio, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees:
Thomas J. Perna (70)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (69)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group) (2015-
present)
Diane Durnin (63)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon
Investment Management (2007-2012); Executive
Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice
President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment
management firm) (2000-2005); and Senior Vice
President – Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (76)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of
debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage
Strategies Group, Drexel Burnham Lambert, Ltd.
(investment bank) (1986 – 1987)

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Independent Trustees: (continued)
Marguerite A. Piret (72)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy,	Director of New America High Income
Trustee	successor trustee is elected or	Inc. (controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial
services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)
Interested Trustees:
Lisa M. Jones (58)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September
2014); Director, CEO and President of Amundi
Asset Management US, Inc. (since September
2014); Chair, Amundi US, Inc., Amundi Distributor
US, Inc. and Amundi Asset Management US, Inc.
(September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management
(investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of
International, Eaton Vance Management
(investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc.
(since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves until a	Director and Executive Vice President	None
Trustee	successor trustee is elected or	(since 2008) and Chief Investment Officer, U.S.
	earlier retirement or removal	(since 2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice
President and Chief Investment Officer, U.S. of
Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999);
and Director of Amundi Holdings US, Inc.
(since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Name , Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Fund Officers:
Christopher J. Kelley (56)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and Chief	discretion of the Board	of Amundi US since January 2008; Secretary and
Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi US since	None
Assistant Secretary	discretion of the Board	December 2006 and Assistant Secretary of all
the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from
December 2003 to November 2006; and Senior
Paralegal of Amundi US from January 2000 to
November 2003
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi US;	None
Treasurer and Chief Financial	discretion of the Board	Treasurer of all of the Pioneer Funds since
and Accounting Officer		March 2008; Deputy Treasurer of Amundi US
from March 2004 to February 2008; and Assistant
Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US; Assistant Treasurer of all of the
Pioneer Funds since January 2021; and Chief of
Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (55)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (62)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money	discretion of the Board	and Anti-Money Laundering Officer of all the
Laundering Officer		Pioneer Funds since 2006

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
20364-14-0221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

     (i)  Has at least one audit committee financial expert serving on its audit committee; or

     (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

      (i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

      (ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $257,400 payable to Ernst & Young LLP for the year ended December 31, 2020 and $245,000 for the year ended December 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $65,508 and $64,224 during the fiscal years ended December 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended December 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $ 65,508 and $ 64,224 during the fiscal years ended December 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 4, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 4, 2021

* Print the name and title of each signing officer under his or her signature.